UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Zimmer Biomet Holdings, Inc.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of 2016 Annual Meeting of Stockholders
and
Proxy Statement

Tuesday, May 3, 2016 8:00 a.m. Eastern Time The Conrad Indianapolis 50 West Washington Street Indianapolis, Indiana 46204

Purpose. Mission. Values.

Our Purpose

Restore mobility, alleviate pain and improve the quality of life for patients around the world.

Our Mission

Lead the industry in delivering value to healthcare providers, patients and stockholders, while embracing our broader social responsibilities.

Our Values

Customers First We actively pursue ways to earn trust and exceed expectations in every Customer interaction.	Do the Right Thing We hold ourselves to the highest standard of quality and integrity in everything we do.

Win Through Results We are accountable for delivering on our commitments and recognize that success requires a winning attitude, discipline and a sense of urgency.	Innovate and Improve We are driven to develop innovative solutions that make a difference and to continuously improve performance.

Positive Culture We are optimistic, curious and committed in our interactions with others.	One Zimmer Biomet We collaborate for the greater good in a global company that is united by Our Purpose.

March 21, 2016

LETTER FROM THE BOARD OF DIRECTORS
TO OUR STOCKHOLDERS

As we approach the 2016 Annual Meeting of Stockholders, your Board of Directors is proud to look back at the past year, which has been a transformative one for your Company. Thanks to the commitment and hard work of more than 17,000 Team Members worldwide, two highly respected and trusted companies joined together and cemented Zimmer Biomet as a worldwide leader in musculoskeletal healthcare, dedicated to restoring mobility, alleviating pain and improving the quality of life for patients around the world.

We fully understand that we are here because you have entrusted us as stewards of your capital. We hold ourselves to the highest standards of integrity and fiduciary responsibility, and we work hard and diligently, keeping the interests of stockholders and all Zimmer Biomet stakeholders – patients, healthcare professionals, Team Members and the communities in which we operate – at the center of our priorities. We are pleased to take this opportunity to highlight three areas of our focus over the past year – Board composition and oversight, the creation of the new Zimmer Biomet, and executive compensation.

Board Composition and Oversight

Our review of the Board’s composition is an ongoing, year-round process, with the goal of ensuring that the Board has the right mix of skills and qualifications to carry out its duties, including overseeing the success of the business and effectively representing the interests of stockholders.

Two new independent directors joined the Board in 2015, each bringing a wealth of finance and healthcare industry expertise to Zimmer Biomet: Michael W. Michelson, Member, KKR Management LLC, and Jeffrey K. Rhodes, Partner, TPG Capital, L.P. Mr. Michelson and Mr. Rhodes previously served on the board of Biomet and each now serves on Zimmer Biomet’s Corporate Governance Committee and Research, Innovation and Technology Committee.

The Zimmer Biomet Board currently consists of 12 highly qualified and experienced directors, 11 of whom are independent, including our Non-Executive Chairman. Collectively, our directors bring a vast array of professional experience relevant to Zimmer Biomet’s success, including significant experience in key areas such as medical device and advanced manufacturing, international operations, government and regulatory affairs, health economics, finance, research and development, risk management, brand and marketing, and mergers and acquisitions. Importantly, the Board also engages in regular refreshment and to that end, we have added six new independent directors in the past four years.

Zimmer Biomet believes that an attentive, active and engaged Board is a tangible competitive advantage and we consequently intend that the Board will continue to evolve. We encourage you to review the qualifications, skills and experience that we have identified as important attributes for directors, and how they match up to each of the 2016 director nominees, beginning on page 10 of the proxy statement.

Transformative Business Combination – Our Future as Zimmer Biomet

The closing of our merger and creation of the new Zimmer Biomet was a momentous achievement that created an even stronger industry competitor poised to deliver value to stockholders. We are proud of the transition and integration efforts that have already allowed the combined company to pursue new opportunities designed to benefit patients and healthcare professionals around the globe, delivering on our promise of progress.

1

With Board oversight, management pursued a lengthy and multifaceted international approval process. Since closing the merger on June 24, 2015, Zimmer Biomet Team Members worldwide have worked tirelessly to position the Company to capture the extraordinary benefits of the combination. We have already begun to see the tangible effects of these efforts evidenced by Zimmer Biomet’s synergy achievements and strong earnings performance in 2015.

The Board has comprehensively reviewed management’s plans to create value from this combination. With the integration process well underway, Zimmer Biomet is well-positioned to drive growth and value. Looking ahead, we are confident that your Company will continue to leverage its scalable platforms and enhanced cross-selling opportunities. The Board of Directors is highly confident in management’s ability to achieve its objectives and deliver the results that enhance long-term value for our stockholders.

Executive Compensation

The Board of Directors is committed to excellence in corporate governance and has established an executive compensation program that we believe effectively aligns the interests of our executive leadership team with the Company’s stockholders. In designing our program, the Compensation and Management Development Committee works to foster an environment in which executives are motivated to achieve financial performance goals and individual objectives that will drive the success of our business and, in turn, increase stockholder value on a long-term, sustainable basis. Given that our executives’ compensation is heavily weighted toward variable compensation elements tied to our annual and long-term performance, including stock price performance, our executives are encouraged to think and act like owners of the Company.

In addition to regularly reviewing leading practices, the Compensation and Management Development Committee considers extraordinary activities that position the Company for growth and success, such as 2015’s transformational combination. In connection with the merger, the Board appointed a new senior management team to lead Zimmer Biomet by selecting talented executives from both legacy organizations. Five of our Company’s ten current executive officers previously held senior management positions with Biomet. While continuing the key elements of the legacy Zimmer executive compensation program, as described in the proxy statement, the committee approved certain one-time awards in connection with the merger to incentivize and align our new senior leaders. It is now more important than ever for us to attract, retain and motivate a world-class leadership team to leverage our increased scale and capabilities to achieve our strategic objectives.

Through our engagement with an independent compensation consultant and our regular review of leading corporate governance and compensation practices, we are confident that our executive compensation program is sound and designed to appropriately reward our senior management team for execution and performance.

Your Viewpoint is Important

We value your support, and we encourage you to share your opinions, suggestions, interests and concerns with us. You can do so by contacting us as described on page 19 of the proxy statement.

As always, thank you for the trust that you have placed in us.

Christopher B. Begley	Betsy J. Bernard	Paul M. Bisaro

Gail K. Boudreaux	David C. Dvorak	Michael J. Farrell

Larry C. Glasscock	Robert A. Hagemann	Arthur J. Higgins

Michael W. Michelson	Cecil B. Pickett	Jeffrey K. Rhodes

2   Zimmer Biomet

Your Progress. Our Promise.™ At Zimmer Biomet, we don’t just make medical devices, we help millions of people live better lives.

March 21, 2016

DEAR FELLOW STOCKHOLDERS:

We look forward to your attendance either in person or by proxy at the 2016 Annual Meeting of Stockholders of Zimmer Biomet Holdings, Inc. We will hold the meeting at 8:00 a.m. Eastern Time on Tuesday, May 3, 2016 at The Conrad Indianapolis, 50 West Washington Street, Indianapolis, Indiana 46204.

You will find information regarding the matters to be voted on in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. We are sending many of our stockholders a notice regarding the availability of this proxy statement, our 2015 Annual Report and other proxy materials via the Internet. This electronic process gives you fast, convenient access to the materials, reduces the impact on the environment and reduces our printing and mailing costs. A paper copy of these materials can be requested using one of the methods described in the materials.

Your vote is important. Whether or not you plan to attend the meeting in person, it is important that your shares be represented. Please vote as soon as possible.

Sincerely,

David C. Dvorak President and Chief Executive Officer Zimmer Biomet Holdings, Inc. 345 East Main Street Warsaw, Indiana 46580

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5		NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
	5	Voting
6		PROXY STATEMENT SUMMARY
	6	Matters for Stockholder Voting
9-26		CORPORATE GOVERNANCE
PROPOSAL NO. 1 — Election of Directors
	10	Directors and Nominees for Director: 2016–2017 Term
	16	Our Board of Directors and Corporate Governance Framework
	16	Director Criteria, Qualifications and Experience
	16	Board Leadership Structure
	17	Board Role in Risk Oversight
	17	Policies on Corporate Governance
	18	Director Independence
	18	Majority Vote Standard for Election of Directors
	18	Nominations for Directors
	19	Communications with Directors
	19	Board Meetings, Attendance and Executive Sessions
	19	Certain Relationships and Related Person Transactions
	21	Committees of the Board
	24	Compensation of Non-Employee Directors
27-29		AUDIT COMMITTEE MATTERS
PROPOSAL NO. 2 — Ratification of the Appointment of the Independent Registered Public Accounting Firm
	27	Responsibilities of the Audit Committee
	28	Activities of the Audit Committee in 2015
	28	Audit Committee Pre-Approval of Services of Independent Registered Public Accounting Firm
	29	Audit and Non-Audit Fees
	29	Audit Committee Report
30-71		EXECUTIVE COMPENSATION
PROPOSAL NO. 3 — Advisory Vote to Approve Named Executive Officer Compensation
	31	Compensation Discussion and Analysis
	31	Executive Summary
	32	Key Executive Compensation Program Practices
	33	Components of Executive Compensation
	37	Compensation Mix
	37	Market Review of 2015 Compensation
	38	Three-Year Historical Pay-for-Performance Alignment for the Period 2012-2014
	39	Factors Considered in Making Post-Merger Compensation Decisions
	39	Base Salary
	40	Annual Cash Incentives
	45	Equity-Based Incentives
	47	Other Compensation
	49	The Committee’s Processes and Analyses
	51	Governance Features of Our Executive Compensation Program
	53	Compensation Committee Report
	54	2015 Summary Compensation Table
	57	Grants of Plan-Based Awards in 2015
	59	Outstanding Equity Awards at 2015 Fiscal Year-End
	60	Option Exercises and Stock Vested in 2015
	61	Pension Benefits in 2015
	63	Nonqualified Deferred Compensation in 2015
	66	Potential Payments upon Termination of Employment
	68	Change in Control Arrangements
	70	Non-Compete Arrangements
	71	Equity Compensation Plan Information
73-78		PROPOSED AMENDMENT OF 2009 STOCK INCENTIVE PLAN
PROPOSAL 4 — Approval of the Amended 2009 Stock Incentive Plan
	78	Plan Benefits
79-80		OWNERSHIP OF OUR STOCK
	79	Security Ownership of Directors and Executive Officers
	80	Security Ownership of Certain Beneficial Owners
	80	Section 16(a) Beneficial Ownership Reporting Compliance
81-85		ADDITIONAL INFORMATION
	81	Questions and Answers about the Annual Meeting and Voting
	85	Other Matters
	85	Annual Report and Form 10-K
	85	Incorporation by Reference
A1		APPENDIX A – LONG-TERM
INCENTIVE PLAN MEASURE
(2013-2015)
B1-B17		APPENDIX B – 2009 STOCK
INCENTIVE PLAN
(as Proposed to be Amended)

4   Zimmer Biomet

ZIMMER BIOMET HOLDINGS, INC.
345 East Main Street
Warsaw, Indiana 46580

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF ZIMMER BIOMET HOLDINGS, INC.
To Be Held May 3, 2016

TIME AND DATE
8:00 a.m. Eastern Time on Tuesday, May 3, 2016

PLACE
The Conrad Indianapolis, 50 West Washington Street, Indianapolis, Indiana 46204

ITEMS OF BUSINESS
●	Elect 12 directors to serve until the 2017 annual meeting of stockholders
●	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2016
●	Approve, on a non-binding advisory basis, named executive officer compensation
●	Approve the amended 2009 Stock Incentive Plan
●	Transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof

RECORD DATE
March 4, 2016

By Order of the Board of Directors

Chad F. Phipps
Senior Vice President, General Counsel and Secretary

March 21, 2016

Voting

Your Vote Is Important. You are cordially invited to attend the annual meeting in person. To ensure your shares will be voted at the meeting, however, we strongly urge you to review the proxy statement and vote your shares as soon as possible.

INTERNET
www.ProxyVote.com
TELEPHONE
1-800-690-6903
MAIL
Mail your proxy card / vote instruction form
IN PERSON
Vote in person at the meeting
ANNUAL REPORT

This booklet contains our Notice of Annual Meeting of Stockholders and Proxy Statement. Our 2015 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2015, accompanies this booklet. Our 2015 Annual Report is not a part of our proxy solicitation materials.

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PROXY STATEMENT SUMMARY

We are providing this proxy statement in connection with the solicitation of proxies by our Board of Directors for use at our 2016 annual meeting of stockholders to be held on Tuesday, May 3, 2016. The Notice of Annual Meeting of Stockholders and related proxy materials, or a Notice of Internet Availability, were first sent to stockholders on or about March 21, 2016. This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information you should consider, and we invite you to read the entire proxy statement, as well as our 2015 Annual Report, before voting.

MATTERS FOR STOCKHOLDER VOTING

PROPOSAL 1 — Election of Directors

The Board recommends a vote FOR each nominee. See pages 9-15 for further information.

Board Members and Nominees

Nominee	Age	Director Since	Principal Occupation	Independent	Public Other Boards	Committee Memberships
						A	C&MD	CG	RI&T
Christopher B. Begley	63	2012	Retired Executive Chairman & CEO	✓	2	✓			✓
			Hospira, Inc.
Betsy J. Bernard	60	2009	Retired President	✓	2		✓	Chair
			AT&T Corp.
Paul M. Bisaro	55	2013	Executive Chairman	✓	2		✓	✓
			Allergan plc
Gail K. Boudreaux	55	2012	CEO and Founder	✓	2	✓		✓
			GKB Global Health, LLC
David C. Dvorak	52	2007	President & CEO		1
			Zimmer Biomet Holdings, Inc.
Michael J. Farrell	43	2014	CEO	✓	1		✓		✓
			ResMed Inc.
Larry C. Glasscock ★	67	2001	Retired Chairman, President & CEO	✓	2	✓		✓
			Anthem, Inc.
Robert A. Hagemann	59	2008	Retired Senior VP & CFO	✓	2	Chair			✓
			Quest Diagnostics Incorporated
Arthur J. Higgins	60	2007	Consultant	✓	2		Chair		✓
			Blackstone Healthcare Partners
Michael W. Michelson	64	2015	Member, KKR Management LLC,	✓	1			✓	✓
			the general partner of
			KKR & Co. L.P.
Cecil B. Pickett, Ph.D.	70	2008	Retired President, R&D	✓	0		✓		Chair
			Biogen Idec Inc.
Jeffrey K. Rhodes	41	2015	Partner	✓	1			✓	✓
			TPG Capital, L.P.

A Audit     C&MD Compensation & Management Development     CG Corporate Governance     RI&T Research, Innovation & Technology     ★ Chairman of the Board

6   Zimmer Biomet

PROXY STATEMENT SUMMARY

Corporate Governance Highlights
Size of the Board	12
Number of Independent Directors	11
Annual Election of All Directors	Yes
Majority Voting in Director Elections	Yes
Independent Chairman of the Board	Yes
Fully Independent Board Committees	Yes
Stock Ownership Guidelines for Directors	Yes
Prohibition on Pledging and Hedging	Yes
Independent Directors Meet Without Management Present	Yes
All Directors Attended at Least 75% of 2015 Board and Committee Meetings	Yes
Mandatory Retirement Age	72
Average Age of Directors	57
Average Director Tenure	6 years
Annual Board and Committee Evaluations	Yes
Code of Business Conduct and Ethics for Directors, Officers and Employees	Yes
Supermajority Voting Requirements	No
Shareholder Rights Plan	No

Director Independence	Director Tenure

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PROXY STATEMENT SUMMARY

PROPOSAL 2 — Ratification of the Appointment of PricewaterhouseCoopers LLP

The Board recommends a vote FOR this proposal. See page 27 for further information.

PROPOSAL 3 — Advisory Vote to Approve Named Executive Officer Compensation

The Board recommends a vote FOR this proposal. See page 30 for further information.

Executive Compensation Best Practices
Pay for Performance Philosophy	Yes
Prohibition on Hedging and Pledging	Yes
Stock Ownership Guidelines for Executive Officers	Yes
Stock Retention Requirements	Yes
Dividend Equivalents on Restricted Stock Units	No
Executive Employment Agreements	No
Incentive Compensation Recoupment Policy	Yes
Limited Perquisites	Yes
“Double Trigger” Change in Control Arrangements	Yes
Commitment Not to Provide Excise Tax Gross-Up Payments in Future Severance Agreements	Yes
Annual Compensation Risk Assessment	Yes
Backdating or Repricing of Stock Options	No

PROPOSAL 4 —Approval of the Amended 2009 Stock Incentive Plan

The Board recommends a vote FOR this proposal. See pages 73-78 for further information.

8   Zimmer Biomet

CORPORATE GOVERNANCE

At Zimmer Biomet, it’s not just what we make. It’s what we make possible. Simply put, we are in the business of changing people’s lives. We are humbled by that fact and take our responsibility seriously. Because of this, the way we conduct our business is critically important. We are committed to effective corporate governance, adhere to the highest ethical standards and act as a responsible member of our communities.

Our business is managed under the direction of our Board of Directors. The Board has responsibility for establishing broad corporate policies and for our overall performance.

PROPOSAL NO. 1 — Election of Directors

Based upon the recommendation of the Corporate Governance Committee, the Board has nominated 12 directors for election at the annual meeting to hold office until the 2017 annual meeting and the election of their successors. All of the nominees currently are our directors. Each nominee agreed to be named in this proxy statement and to serve if elected. All of the nominees are expected to attend the 2016 annual meeting.

In connection with our acquisition of Biomet, we agreed to expand the Board by two members and appoint persons designated by affiliates of LVB Acquisition Holding, LLC, formerly the principal stockholder of Biomet’s parent company, to fill those vacancies following the closing of the transaction. Accordingly, Michael W. Michelson and Jeffrey K. Rhodes were appointed directors by our full Board effective June 24, 2015.

Unless otherwise instructed, the persons named as proxies will vote all proxies received for the election of each of the nominees.

The Board Recommends a Vote FOR Each Nominee for Director.

9

CORPORATE GOVERNANCE

DIRECTORS AND NOMINEES FOR DIRECTOR: 2016-2017 TERM

Christopher B. Begley
Age 63 Director Since 2012 Board Committees ●Audit Committee ●Research, Innovation and Technology Committee

Executive Chairman of the Board of Hospira, Inc. from May 2007 until his retirement in January 2012. Mr. Begley also served as Chief Executive Officer from April 30, 2004, when Hospira was spun off from Abbott Laboratories, to March 2011. Prior to that, Mr. Begley served in various positions with Abbott between 1986 and 2004, most recently as Senior Vice President of Abbott’s Hospital Products division. He earned a bachelor’s degree from Western Illinois University and an MBA from Northern Illinois University.

Other Public Board Memberships
●DeVry Education Group Inc. (Non-Executive Chairman)
●Hanger, Inc.
●Past director and Non-Executive Chairman of The Hillshire Brands Company (until August 2014)
●Past director of Sara Lee Corporation (until June 2012)
●Past director and Executive Chairman of Hospira, Inc. (until January 2012)
Other Relevant Experience
●Past director of the Advanced Medical Technology Association (“AdvaMed”), the medical device industry’s trade association
●Past director of the National Center for Healthcare Leadership

Skills and Qualifications

Christopher B. Begley’s past experience as the Chairman and CEO of Hospira, Inc., a leading provider of injectable drugs and infusion technologies, and previously as the senior vice president of two Abbott divisions, provided him with extensive management experience at two multinational, publicly traded healthcare companies. In these senior leadership roles, Mr. Begley gained in-depth knowledge of the healthcare industry and strategies for developing and marketing products in this highly regulated area. He also gained significant experience in strategic planning, risk management and financial management. Mr. Begley’s experience has led our Board of Directors to determine that he is an “audit committee financial expert” as that term is defined in Securities and Exchange Commission (“SEC”) rules. He serves, and has served for more than 10 years, as a director of other public companies, including service as chairman of the board.

Betsy J. Bernard
Age 60 Director Since 2009 Board Committees ●Compensation and Management Development Committee ●Corporate Governance Committee (Chair)

President of AT&T Corp. from October 2002 until her retirement in December 2003. From April 2001 to October 2002, Ms. Bernard was Chief Executive Officer of AT&T Consumer. Prior to joining AT&T, Ms. Bernard held senior executive positions with Qwest Communications International Inc., US WEST, Inc., AVIRNEX Communications Group and Pacific Bell. Ms. Bernard received a B.A. degree from St. Lawrence University, an MBA from Fairleigh Dickenson University and an M.S. in management from Stanford University’s Sloan Fellowship Program.

Other Public Board Memberships ●Principal Financial Group, Inc. ●SITO Mobile, Ltd. (Lead Independent Director) ●Past director of Telular Corporation (until June 2013)

Skills and Qualifications

Betsy J. Bernard’s past experience in senior executive roles with leading global telecommunications companies, including her service as President of AT&T Corp., has provided her with expertise in financial management, brand management, marketing, enterprise sales, customer care, operations, product management, electronic commerce, executive compensation, strategic planning and mergers and acquisitions. She serves, and has served for more than 15 years, as a director of other public companies, including service as chairman of the board, and she has experience chairing the nominating and governance committees of several public company boards, including ours.

10   Zimmer Biomet

CORPORATE GOVERNANCE

Paul M. Bisaro
Age 55 Director Since 2013 Board Committees ●Compensation and Management Development Committee ●Corporate Governance Committee

Executive Chairman of Allergan plc (formerly Actavis plc) since July 2014. Mr. Bisaro served as Chairman, President and Chief Executive Officer of Actavis until June 2014. He was appointed President and Chief Executive Officer and a member of the board of directors of Actavis in 2007 and he was appointed Chairman of the Board in October 2013. Prior to joining Actavis (formerly Watson Pharmaceuticals), Mr. Bisaro served as President, Chief Operating Officer and a member of the board of directors of Barr Pharmaceuticals, Inc. from 1999 to 2007. Between 1992 and 1999, Mr. Bisaro served as General Counsel of Barr. Prior to joining Barr, Mr. Bisaro was associated with the law firm Winston & Strawn and a predecessor firm, Bishop, Cook, Purcell and Reynolds, from 1989 to 1992. Mr. Bisaro holds an undergraduate degree in general studies from the University of Michigan and a J.D. from Catholic University of America in Washington, D.C.

Other Public Board Memberships ●Allergan plc (Executive Chairman) ●Zoetis Inc.

Skills and Qualifications

Paul M. Bisaro’s service as Executive Chairman of Allergan plc, a diversified global pharmaceutical company headquartered in Dublin, Ireland, and his past experience as President and CEO of the company (then Actavis), as well as his past experience as President, Chief Operating Officer and a member of the board of directors of Barr Pharmaceuticals, Inc., have given him extensive experience leading highly regulated global healthcare companies and a strong track record driving growth and international expansion. Mr. Bisaro has championed several recent significant acquisitions, including the acquisitions by Actavis of Allergan in 2015, Forest Laboratories in 2014 and Warner Chilcott in 2013. He has also gained significant experience in strategic planning, financial analysis and risk management. Mr. Bisaro serves, and has served for more than 15 years, as a director of other public companies, including service as chairman of the board.

Gail K. Boudreaux
Age 55 Director Since 2012 Board Committees ●Audit Committee ●Corporate Governance Committee

Chief Executive Officer and Founder, GKB Global Health, LLC from 2015 to present. Ms. Boudreaux served as Chief Executive Officer of UnitedHealthcare from January 2011 to November 2014 and Executive Vice President of UnitedHealth Group from May 2008 to February 2015. From 2005 to 2008, Ms. Boudreaux served as Executive Vice President, External Operations for Health Care Services Corporation (“HCSC”), and prior to that served as President of Blue Cross and Blue Shield of Illinois, a division of HCSC. Before joining HCSC, Ms. Boudreaux held various positions at Aetna, including Senior Vice President, Aetna Group Insurance. Ms. Boudreaux earned a bachelor’s degree in psychology from Dartmouth College and an MBA from Columbia Business School.

Other Public Board Memberships ●Novavax, Inc. ●Xcel Energy Inc. ●Past director of Genzyme Corporation (until April 2011)

Skills and Qualifications

Gail K. Boudreaux is the CEO of GKB Global Health, LLC, a healthcare strategy and business advisory firm she founded in 2015. Ms. Boudreaux’s past service as the CEO of UnitedHealthcare and as an executive officer of UnitedHealth Group, a diversified Fortune 50 health and well-being company, provided her with significant experience in managing a large, highly complex regulated enterprise and in the design and delivery of health benefits programs in an evolving healthcare landscape. Through more than 30 years of service in key leadership and senior management positions, Ms. Boudreaux has developed expertise in corporate strategy, financial analysis, risk management and governance. Ms. Boudreaux’s experience has led our Board of Directors to determine that she is an “audit committee financial expert” as that term is defined in SEC rules. She serves, and has served for more than 10 years, as a director of other public companies as well as a director of several nonprofit, educational and healthcare organizations.

11

CORPORATE GOVERNANCE

David C. Dvorak
Age 52 Director Since 2007

President and Chief Executive Officer and a member of the Board of Directors of the company since May 2007. Mr. Dvorak championed Zimmer’s acquisition of Biomet, positioning the combined Zimmer Biomet as a global leader in musculoskeletal healthcare. Prior to his appointment as President and Chief Executive Officer, Mr. Dvorak served as Group President, Global Businesses and Chief Legal Officer from December 2005. From October 2003 to December 2005, he served as Executive Vice President, Corporate Services, Chief Counsel and Secretary, as well as Chief Compliance Officer. Mr. Dvorak joined the company (then Zimmer) as Senior Vice President, Corporate Affairs and General Counsel in December 2001, shortly following the company’s spin-off from Bristol-Myers Squibb. Before joining Zimmer, he served as Senior Vice President, General Counsel and Corporate Secretary of STERIS Corporation. Earlier in his career, he practiced corporate law, focusing on mergers and acquisitions and on securities law. Mr. Dvorak holds a Bachelor of Science in Business Administration (Finance) from Miami University (OH) and a J.D., magna cum laude, from Case Western Reserve University School of Law, where he was elected to the Order of the Coif.

Other Public Board Memberships
●St. Jude Medical, Inc.
Other Relevant Experience
●Director of AdvaMed
●Member of the Board of Trustees, Orthopaedic Research and Education Foundation
●Past chairman of the board of AdvaMed (2012-2014)

Skills and Qualifications

David C. Dvorak’s service as our President and CEO has given him extensive experience leading and managing a large, highly regulated global enterprise. He has in-depth knowledge of our domestic and international operations and significant experience in financial management, strategic planning, mergers and acquisitions, business integration, risk management and in dealing with the many regulatory aspects of our business. In his prior roles with us, Mr. Dvorak had responsibility for our Spine, Dental, Surgical and Trauma divisions, as well as global responsibility for legal affairs, business development, human resources, quality and regulatory affairs, clinical affairs, corporate compliance, government affairs and public relations. His knowledge and understanding of the medical device and musculoskeletal industries in general, and our global businesses in particular, enable him to provide crucial insight to our Board into strategic, management and operational matters. Mr. Dvorak provides an essential link between management and the Board on management’s business perspectives. In addition, his experience as a director of AdvaMed and of St. Jude Medical, Inc. provides him with an enhanced perspective on issues applicable to medical device companies and public companies.

Michael J. Farrell
Age 43 Director Since 2014 Board Committees ●Compensation and Management Development Committee ●Research, Innovation and Technology Committee

Chief Executive Officer of ResMed Inc. since March 2013. Prior to that appointment, Mr. Farrell served as President – Americas for ResMed from 2011 to 2013. He was previously Senior Vice President of the global business unit for sleep apnea therapeutic and diagnostic devices from 2007 to 2011, and before that he held various senior roles in marketing and business development. Before joining ResMed in September 2000, Mr. Farrell worked in management consulting, biotechnology, chemicals and metals manufacturing at Arthur D. Little, Genzyme Corporation, The Dow Chemical Company and BHP Billiton. Mr. Farrell holds a bachelor of engineering, with first-class honors, from the University of New South Wales, a master of science in chemical engineering from the Massachusetts Institute of Technology and an MBA from the MIT Sloan School of Management.

Other Public Board Memberships ●ResMed Inc. Other Relevant Experience ●Director of AdvaMed

Skills and Qualifications

Michael J. Farrell’s service as CEO of ResMed Inc., a global leader in the development, manufacturing, distribution and marketing of medical products for the diagnosis, treatment and management of respiratory disorders, provides him with significant experience leading a highly regulated, global medical device company. Mr. Farrell is spearheading the company’s expansion into emerging markets, a major growth initiative for ResMed that fits well with our own plans for global growth. In his prior roles, Mr. Farrell led ResMed’s M&A and alliance creation activities, as well as the marketing function. In addition, during his tenure with ResMed, Mr. Farrell has gained domestic and international P&L experience, first as head of the company’s major global business unit, and then as President – Americas. Mr. Farrell’s experience has given him a strong understanding of key aspects of leading a highly regulated, global healthcare company such as ours, including financial management, business integration, strategic planning, operations, product innovation, new product launches and international expansion.

12   Zimmer Biomet

CORPORATE GOVERNANCE

Larry C. Glasscock
Age 67 Director Since 2001 and Non-Executive Chair Since 2013 Board Committees ●Audit Committee ●Corporate Governance Committee

Chairman of WellPoint, Inc. (now Anthem, Inc.) from 2005 until 2010. Mr. Glasscock also served as President and Chief Executive Officer of WellPoint, Inc. from 2004 to 2007. Mr. Glasscock served as Chairman, President and Chief Executive Officer of Anthem, Inc. from 2003 to 2004 and served as President and Chief Executive Officer of Anthem, Inc. from 2001 to 2003. Mr. Glasscock earned a B.B.A. from Cleveland State University. He also completed the Commercial Bank Management Program at Columbia University.

Other Public Board Memberships
●Simon Property Group, Inc. (Lead Independent Director)
●Sysco Corporation
●Past director of Sprint Nextel Corporation (until July 2013)
●Past director and Chairman of Anthem, Inc. (until March 2010)

Skills and Qualifications

Larry C. Glasscock’s past experience as Chairman and CEO of Anthem, Inc., one of the nation’s leading health benefits companies, has provided him with in-depth knowledge of healthcare payment and reimbursement processes. His executive experience includes completing multiple acquisitions, developing and implementing turnaround and growth strategies, designing enterprise risk management processes and developing talent and participating in successful leadership transitions. In addition, Mr. Glasscock also worked in financial services for over 20 years, where he developed financial and marketing skills, and in human resources for four years, where he gained a strong understanding of, and skills related to, compensation and benefits. Mr. Glasscock’s experience has led our Board of Directors to determine that he is an “audit committee financial expert” as that term is defined in SEC rules. He serves, and has served for more than 10 years, as a director of other public companies, including service as chairman of the board and lead independent director.

Robert A. Hagemann
Age 59 Director Since 2008 Board Committees ●Audit Committee (Chair) ●Research, Innovation and Technology Committee

Senior Vice President and Chief Financial Officer of Quest Diagnostics Incorporated until his retirement in July 2013. Mr. Hagemann joined Corning Life Sciences, Inc., a subsidiary of Quest Diagnostics’ former parent company, Corning Incorporated, in 1992, and held roles of increasing responsibility before being appointed Chief Financial Officer of Quest Diagnostics in 1998. Prior to joining Corning, Mr. Hagemann held senior financial positions at Prime Hospitality, Inc. and Crompton & Knowles, Inc. He was also previously employed by Arthur Young & Co., a predecessor company to Ernst & Young. Mr. Hagemann holds a B.S. in accounting from Rider University and an MBA from Seton Hall University.

Other Public Board Memberships ●Graphic Packaging Holding Company ●Ryder System, Inc.

Skills and Qualifications

Robert A. Hagemann’s past experience as the CFO of Quest Diagnostics Incorporated, a leading provider of diagnostic testing information services, has given him financial management expertise, as well as significant experience in strategic planning, business development, business integration, operations, talent management and information technology. His experience as an executive in the healthcare industry and his financial acumen enable him to evaluate and understand the impact of business decisions on our financial statements and capital structure. Mr. Hagemann’s experience has led our Board of Directors to determine that he is an “audit committee financial expert” as that term is defined in SEC rules. He also serves as a director of other public companies.

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Arthur J. Higgins
Age 60 Director Since 2007 Board Committees ●Compensation and Management Development Committee (Chair) ●Research, Innovation and Technology Committee

Consultant, Blackstone Healthcare Partners of The Blackstone Group, since June 2010. Prior to that, Mr. Higgins served as Chairman of the Board of Management of Bayer HealthCare AG from January 2006 to May 2010 and Chairman of the Bayer HealthCare Executive Committee from July 2004 to May 2010. Prior to joining Bayer HealthCare in 2004, Mr. Higgins served as Chairman, President and Chief Executive Officer of Enzon Pharmaceuticals, Inc. from 2001 to 2004. Prior to that, Mr. Higgins spent 14 years with Abbott Laboratories, most recently as President of the Pharmaceutical Products Division from 1998 to 2001. He graduated from Strathclyde University, Scotland and holds a B.S. in biochemistry.

Other Public Board Memberships
●Ecolab Inc.
●Endo International plc
●Past director of Resverlogix Corp. (until February 2014)
Other Relevant Experience
●Past director of the Pharmaceutical Research and Manufacturers of America
●Past member of the Council of the International Federation of Pharmaceutical Manufacturers and Associations
●Past president of the European Federation of Pharmaceutical Industries and Associations

Skills and Qualifications

Arthur J. Higgins has extensive senior leadership experience in the global healthcare market. Through leadership positions with large healthcare developers and manufacturers in both the United States and Europe, he has gained deep knowledge of the healthcare market and the strategies for developing and marketing products in this highly regulated area. His knowledge and industry background allow him to provide valuable insight to our business. In addition, his perspective gained from years of operating global businesses and his background in working with high growth companies fit well with our own plans for global growth and provide him experiences from which to draw to advise us on strategies for sustainable growth. Through his role as CEO of the healthcare operations of a global enterprise, he also gained significant exposure to enterprise risk management as well as quality and operating risk management necessary in a highly regulated industry such as healthcare.

Michael W. Michelson
Age 64 Director Since 2015 Board Committees ●Corporate Governance Committee ●Research, Innovation and Technology Committee

Member, KKR Management LLC, a private equity investment manager and the general partner of KKR & Co. L.P., since October 2009. Before that, Mr. Michelson was a member of the limited liability company that served as the general partner of Kohlberg Kravis Roberts & Co. L.P. since 1996. He joined KKR in 1981. Mr. Michelson has played a significant role in the development of KKR’s portfolio companies. He began his professional career with the law firm of Latham & Watkins in Los Angeles, where he was involved in a broad corporate practice while specializing in management buyouts. He earned an A.B. from Harvard College and a J.D. from Harvard Law School.

Other Public Board Memberships
●HCA Holdings, Inc.
●Past director of Jazz Pharmaceuticals plc (until January 2012)
Other Relevant Experience
●Served as a director of Biomet prior to the merger of Zimmer and Biomet

Skills and Qualifications

Michael W. Michelson has significant experience in corporate finance, strategic business planning activities, operations, risk management and issues involving stakeholders more generally from his involvement in KKR’s investments in numerous portfolio companies, and he has played an active role in overseeing many healthcare companies. He serves as a director of other public companies, and he served as a director of Biomet prior to the merger of Zimmer and Biomet. Mr. Michelson has been designated for nomination to the Board by certain affiliates of each of KKR & Co. L.P., TPG Global, LLC and Goldman Sachs & Co. pursuant to the stockholders agreement described elsewhere in this proxy statement.

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Cecil B. Pickett, Ph.D.
Age 70 Director Since 2008 Board Committees ●Compensation and Management Development Committee ●Research, Innovation and Technology Committee (Chair)

President, Research and Development and a member of the board of directors of Biogen Idec Inc. from September 2006 until his retirement in October 2009. Prior to joining Biogen Idec, Dr. Pickett held several senior R&D positions, including Corporate Senior Vice President of Schering-Plough Corp. and President of Schering-Plough Research Institute. Prior to joining Schering-Plough, he held several senior R&D positions at Merck & Co. Dr. Pickett received a B.S. in biology from California State University at Hayward and a Ph.D. in cell biology from University of California at Los Angeles.

Other Public Board Memberships ●Past director of Biogen Idec (until October 2009) Other Relevant Experience ●Member of the Institute of Medicine of The National Academy of Sciences

Skills and Qualifications

Dr. Cecil B. Pickett’s past experience in research and development, including serving in senior R&D positions at Biogen Idec Inc., a leading global biotechnology company, and two leading global pharmaceutical companies, Schering-Plough and Merck & Co., has provided him with knowledge of the innovation process and how to develop and market products in the highly regulated healthcare industry. Dr. Pickett’s scientific background allows him to give informed views on our own research and development efforts and processes.

Jeffrey K. Rhodes
Age 41 Director Since 2015 Board Committees ●Corporate Governance Committee ●Research, Innovation and Technology Committee

Partner, TPG Capital, L.P. Mr. Rhodes is a leader of the firm’s investment activities in the healthcare services, pharmaceutical and medical device sectors. Prior to joining TPG in 2005, Mr. Rhodes was with McKinsey & Company and Article27 LTD, a start-up software company. He was a founding board member of the Healthcare Private Equity Association, a non-profit trade association that represents the U.S. healthcare private equity industry. Mr. Rhodes earned a B.A. in Economics from Williams College, where he graduated summa cum laude, and an MBA from Harvard Business School, where he was a Baker Scholar.

Other Public Board Memberships ●Surgical Care Affiliates, Inc. Other Relevant Experience ●Served as a director of Biomet prior to the merger of Zimmer and Biomet

Skills and Qualifications

Jeffrey K. Rhodes has significant experience in corporate finance, strategic business planning activities, operations, risk management and issues involving stakeholders more generally from his involvement in TPG’s investments in numerous portfolio companies, and he has played an active role in overseeing many healthcare companies. He serves as a director of other public companies, and he served as a director of Biomet prior to the merger of Zimmer and Biomet. Mr. Rhodes has been designated for nomination to the Board by certain affiliates of each of KKR & Co. L.P., TPG Global, LLC and Goldman Sachs & Co. pursuant to the stockholders agreement described elsewhere in this proxy statement.

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OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE FRAMEWORK

DIRECTOR CRITERIA, QUALIFICATIONS AND EXPERIENCE

We are a global leader in musculoskeletal healthcare. We design, manufacture and market orthopaedic reconstructive products; sports medicine, biologics, extremities and trauma products; spine, bone healing, craniomaxillofacial and thoracic products; dental implants; and related surgical products. We have operations in more than 25 countries around the world and sell products in more than 100 countries. We operate in markets characterized by rapidly evolving technologies, complex regulatory requirements and significant competition. The Corporate Governance Committee is responsible for reviewing and assessing with the Board, on an annual basis, the experience, qualifications, attributes and skills sought of Board members in the context of our business and the then-current membership of the Board. The committee looks for current and potential directors collectively to have a mix of experience, skills and qualifications, some of which are described below:

●Experience as a CEO or global business head	●Government / regulatory affairs / health economics experience
●Business operations experience	●Research and development experience
●Healthcare industry experience	●Brand / marketing experience
●Medical device industry experience	●Mergers and acquisitions experience
●International experience	●Financial expertise
●FDA / regulatory experience	●Public company board experience

In evaluating director candidates and considering incumbent directors for nomination to the Board, the committee considers a variety of factors. These include each candidate’s character and integrity, reputation for working constructively in a collegial environment and availability to devote sufficient time to Board matters. Diversity of background and diversity of gender, race, ethnicity, national origin and age are also relevant factors in the selection process. The committee also considers whether a candidate can meet the independence standards for directors and members of key committees under applicable stock exchange and SEC rules. With respect to incumbent directors, the committee considers the director’s past performance on the Board and contributions to the committees on which he or she serves.

While the Board has not formally adopted a policy regarding director diversity, the committee actively considers diversity in director recruitment and nomination and believes that the diversity of the current Board members and nominees, including as to gender, race, ethnicity, national origin, international work experience and age, provides significant benefits to the Board and to the company.

BOARD LEADERSHIP STRUCTURE

One of the key responsibilities of the Board is to have a leadership structure that allows it to provide effective oversight of management and maximize the contributions of its members. Currently, the Board is led by a non-executive Chairman of the Board selected from among the independent directors. The non-executive Chairman leads the meetings and activities of the Board, while our CEO leads the management, operations and employees of the company and is responsible for executing the company’s strategy. The Board adopted this leadership structure in 2007. The Board believes that this leadership structure allows the Board to function efficiently and effectively and that it continues to be appropriate. However, the Board evaluates its leadership structure on an ongoing basis and is not opposed in concept to combining these roles. Prior to 2007, the positions of Chairman and CEO were held by the same person. The Board believes it should maintain the flexibility to change its leadership structure as circumstances warrant.

Larry Glasscock, who has served as one of our independent directors since 2001, has served as non-executive Chairman since 2013.

The non-executive Chairman of the Board has the following duties and responsibilities:

●	presiding at meetings of the Board and stockholders;
●	approving the agendas for meetings of the full Board, as prepared by the CEO;

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●	presiding at executive sessions of the independent directors;
●	coordinating the activities of the independent directors; and
●	serving as the liaison between the CEO and the rest of the Board.

If the Board decides in the future to combine the positions of Chairman and CEO, the independent directors will designate one of themselves as “Lead Independent Director.” The Lead Independent Director would have duties and responsibilities similar to the current non-executive Chairman, except for the duty to preside at meetings of the Board and stockholders.

BOARD ROLE IN RISK OVERSIGHT

The Board of Directors oversees the risk management processes that have been designed and are implemented by our executives to determine whether those processes are functioning as intended and are consistent with our business and strategy. The Board executes its oversight responsibility for risk management directly and through its committees. The Board’s role in risk oversight has not affected its leadership structure.

The Audit Committee is specifically tasked with overseeing our compliance with legal and regulatory requirements, discussing our risk assessment and risk management processes with management and receiving information on material legal and regulatory affairs, including litigation. Our head of internal audit, who reports directly to the committee, coordinates our global risk assessment process. We use this process to identify, assess and prioritize internal and external risks, to develop processes for responding to, mitigating and monitoring risks and to inform the development of our internal audit plan, our annual operating plan and our long-term strategic plan. The committee receives detailed reports regarding our enterprise risk assessment process and the committee’s meeting agendas include discussions of individual risk areas throughout the year. Members of our management who have responsibility for designing and implementing our risk management processes regularly meet with the committee. The committee discusses our major financial risk exposures with our CFO and Chief Accounting Officer. The committee also receives reports from our General Counsel, Chief Information Officer and other persons who are involved in our risk management processes.

The Board’s other committees oversee risks associated with their respective areas of responsibility. For example, the Compensation and Management Development Committee assesses risks relating to our compensation policies and practices.

The full Board considers specific risk topics, including risk-related issues pertaining to laws and regulations enforced by the U.S. Food and Drug Administration and foreign government regulators and risks associated with our strategic plan and our capital structure. In addition, the Board receives detailed regular reports from members of our executive operating committee and other personnel that include discussions of the risks and exposures involved with their respective areas of responsibility. Further, the Board is routinely informed of developments that could affect our risk profile or other aspects of our business.

POLICIES ON CORPORATE GOVERNANCE

We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving stockholders well and maintaining our integrity in the marketplace. We have adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees and a Code of Ethics for Chief Executive Officer and Senior Financial Officers (the “finance code of ethics”), a code of ethics that applies to our CEO, CFO, Chief Accounting Officer and Corporate Controller, and other finance organization employees. The Board of Directors has adopted Corporate Governance Guidelines, which, in conjunction with our Restated Certificate of Incorporation, Restated By-Laws, Board committee charters and key Board policies, form the framework for our governance. The current version of the Code of Business Conduct and Ethics, the finance code of ethics, the Board’s Corporate Governance Guidelines and the charters for each of the Audit Committee, Compensation and Management Development Committee, Corporate Governance Committee, and Research, Innovation and Technology Committee, as well as the Board’s policies on auditor ratification and stockholder rights plans, are available in the Investor Relations/Corporate Governance section of our website, www.zimmerbiomet.com. If we make any substantive amendments to the finance code of ethics or grant any waiver, including any implicit waiver, from a provision of the code to our CEO, CFO, or Chief Accounting Officer and Corporate Controller, we will disclose the nature of that amendment or waiver in the Investor Relations section of our website. The Board regularly reviews corporate governance developments and modifies its Corporate Governance Guidelines, committee charters and key practices as warranted.

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DIRECTOR INDEPENDENCE

The Board’s Corporate Governance Guidelines, which are available on our website as described above, include criteria adopted by the Board to assist it in making determinations regarding the independence of its members. The criteria are consistent with the New York Stock Exchange listing standards regarding director independence. To be considered independent, the Board must determine that a director has no material relationship, directly or indirectly, with us. In assessing independence, the Corporate Governance Committee and the Board consider a wide range of relevant facts and circumstances. The Board has determined that each of our non-employee directors, Christopher B. Begley, Betsy J. Bernard, Paul M. Bisaro, Gail K. Boudreaux, Michael J. Farrell, Larry C. Glasscock, Robert A. Hagemann, Arthur J. Higgins, Michael W. Michelson, Cecil B. Pickett, Ph.D. and Jeffrey K. Rhodes, meets these standards and is independent. The remaining director, David C. Dvorak, is our CEO and is not independent.

MAJORITY VOTE STANDARD FOR ELECTION OF DIRECTORS

Our Restated By-Laws require directors to be elected by the majority of the votes cast with respect to that director in uncontested elections (the number of shares voted “for” a director must exceed the number of votes cast “against” that director). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. If a nominee who is serving as a director is not elected at the annual meeting, under Delaware law the director would continue to serve on the Board as a “holdover director.” However, under our Restated By-Laws, any director who fails to be elected must tender his or her resignation to the Board. The Corporate Governance Committee would then make a recommendation to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date the election results are certified. The director who tenders his or her resignation will not participate in the Board’s decision. If a nominee who was not already serving as a director is not elected at the annual meeting, under Delaware law that nominee would not become a director and would not serve on the Board as a “holdover director.” All nominees for election as directors at the 2016 annual meeting are currently serving on the Board.

NOMINATIONS FOR DIRECTORS

The Corporate Governance Committee screens candidates and recommends candidates for nomination to the full Board. In seeking and evaluating director candidates, the committee considers individuals in accordance with the criteria described above under “Director Criteria, Qualifications and Experience.” Director candidates may be recommended by Board members, a third-party search firm or stockholders.

The committee considers candidates proposed by stockholders and evaluates them using the same criteria as for other candidates. A stockholder who wishes to recommend a director candidate for consideration by the committee should send such recommendation to our Corporate Secretary at Zimmer Biomet Holdings, Inc., 345 East Main Street, Warsaw, Indiana 46580, who will then forward it to the committee. Any such recommendation should include a description of the candidate’s qualifications for board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, and addresses and telephone numbers for contacting the stockholder and the candidate for more information. A stockholder who wishes to nominate an individual as a candidate for election, rather than recommend the individual to the committee as a nominee, must comply with the advance notice requirements set forth in our Restated By-Laws. (See “What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2017 annual meeting of stockholders?” on page 85 for more information on these procedures.)

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COMMUNICATIONS WITH DIRECTORS

Stockholders or other interested parties may contact our directors by writing to them either individually or as a group or partial group (such as all independent directors), c/o Corporate Secretary, Zimmer Biomet Holdings, Inc., 345 East Main Street, Warsaw, Indiana 46580. If you wish your communication to be treated confidentially, please write the word “CONFIDENTIAL” prominently on the envelope and address it to the director by name so that it can be forwarded without being opened. Communications addressed to multiple recipients, such as to “Board of Directors,” “Audit Committee,” “Independent Directors,” etc. will necessarily have to be opened and copied by the Office of the Corporate Secretary in order to forward them, and hence cannot be treated confidentially.

BOARD MEETINGS, ATTENDANCE AND EXECUTIVE SESSIONS

The Board meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend meetings of the Board and its committees to report on and discuss their areas of responsibility. Directors are expected to attend Board meetings, meetings of committees on which they serve and stockholder meetings. Directors are expected to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. During 2015, the Board held five meetings and committees of the Board held a total of 24 meetings. All directors attended 75% or more of the meetings of the Board and committees on which they served. All current directors then in office attended the 2015 annual meeting of stockholders.

Each regularly scheduled Board meeting normally begins with a session between the CEO and the independent directors. This provides a platform for discussions outside the presence of the non-Board management attendees, as well as an opportunity for the independent directors to go into executive session (without the CEO) if requested by any director. The independent directors may meet in executive session, without the CEO, at any time, and are scheduled for such independent executive sessions at each regularly scheduled Board meeting. Larry Glasscock, in his capacity as non-executive Chairman, presides at these executive sessions.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire which requires disclosure of any transactions with us in which the director or executive officer, or any member of his or her immediate family, has an interest. Under our Audit Committee’s charter, which is available on our website at www.zimmerbiomet.com, our Audit Committee must review and approve all related person transactions in which any executive officer, director, director nominee or more than 5% stockholder of the company, or any of their immediate family members, has a direct or indirect material interest. The Audit Committee may not approve a related person transaction unless (1) it is in or not inconsistent with our best interests and (2) where applicable, the terms of such transaction are at least as favorable to us as could be obtained from an unrelated third party.

Under our Code of Business Conduct and Ethics, which is available on our website at www.zimmerbiomet.com, our Human Resources Department, in consultation with our Legal Department and Compliance Office, is charged with reviewing and approving any conflict of interest involving any other employee.

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Voting Agreement

In connection with our entry into the merger agreement related to our acquisition of Biomet, we entered into a voting agreement dated as of April 24, 2014 with LVB Acquisition Holding, LLC (“LVB Holding”) and the other signatories thereto (the “Sponsor Funds”), pursuant to which LVB Holding (which then beneficially owned approximately 97% of the outstanding common stock of Biomet’s parent company) agreed to vote in favor of the adoption of the merger agreement and to vote against any competing transaction. The voting agreement terminated at the effective time of the merger on June 24, 2015, at which time LVB Holding became the beneficial owner of approximately 14.8% of our outstanding common stock.

Stockholders Agreement

In connection with our entry into the merger agreement related to our acquisition of Biomet, we entered into a stockholders agreement dated as of April 24, 2014 and amended as of March 30, 2015 with LVB Holding and the Sponsor Funds. The Sponsor Funds are affiliates of The Blackstone Group, L.P. (“Blackstone”), Goldman Sachs & Co. (“Goldman Sachs”), KKR & Co., L.P. (“KKR”) and TPG Global, LLC (“TPG”). The stockholders agreement became effective as of the closing date of the merger, June 24, 2015, and sets forth certain governance arrangements and contains various provisions relating to, among other things, representation on our Board, the acquisition of additional equity interests in us, prohibitions on taking certain actions relating to our company, transfer restrictions, voting arrangements and registration rights.

The stockholders agreement grants certain rights to LVB Holding and, in certain circumstances, its transferees (collectively, the “Principal Stockholder Investors”). LVB Holding was originally the only Principal Stockholder Investor; however, after the distribution and sale transactions described below, Sponsor Funds affiliated with Goldman Sachs, KKR and TPG (together, the “Remaining Sponsor Funds”) became the Principal Stockholder Investors.

Pursuant to the stockholders agreement, on the closing date of the merger, our Board increased the number of directors on our Board by two and appointed two individuals designated by the Sponsor Funds as directors, Messrs. Michelson and Rhodes. The stockholders agreement provides that at each future annual or special meeting of our stockholders at which directors are to be elected, we will nominate and use our reasonable best efforts to cause our stockholders to elect to our Board the following number of individuals designated by the Principal Stockholder Investors:

●

two individuals, so long as the number of shares of our common stock beneficially owned by the Principal Stockholder Investors continues to represent 60% or more of the shares of our common stock acquired by the Principal Stockholder Investors as merger consideration at the closing of the merger; and

●

one individual, so long as the number of shares of our common stock beneficially owned by the Principal Stockholder Investors continues to represent 30% or more but less than 60% of the shares of our common stock acquired by the Principal Stockholder Investors as merger consideration at the closing of the merger.

The rights of the Principal Stockholder Investors to designate individual(s) for nomination to our Board pursuant to the stockholders agreement will terminate if the number of shares of our common stock beneficially owned by the Principal Stockholder Investors represents less than 30% of the shares of our common stock acquired by the Principal Stockholder Investors as merger consideration at the closing.

The stockholders agreement generally restricts any transfers of the shares of our common stock by the Principal Stockholder Investors or any of the Sponsor Funds, subject to certain exceptions. The stockholders agreement provides the Principal Stockholder Investors with certain registration rights.

The stockholders agreement contains a standstill provision which is effective until the later of (1) the date on which the number of shares of our common stock beneficially owned by the Principal Stockholder Investors represents less than 30% of the shares of our common stock acquired by the Principal Stockholder Investors as consideration in the merger and (2) one year after the date on which there are no individuals nominated by the Principal Stockholder Investors sitting on our Board and the Principal Stockholder Investors no longer have any rights to designate any individuals for nomination to our Board. The standstill provision does not survive the termination of the stockholders agreement. In addition, the stockholders agreement limits the ability of the Sponsor Funds to influence our management and propose or enter into certain extraordinary transactions involving us.

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The directors designated by the Principal Stockholder Investors are granted certain information and access rights to information related to the management, operations and finances of us and our subsidiaries, as and when provided to our non-management directors. The Principal Stockholder Investors are obligated to keep confidential certain information of ours, subject to certain exceptions, including the ability to share confidential information with the Sponsor Funds.

The stockholders agreement will automatically terminate upon the earlier to occur of (1) the date that all the directors designated by the Principal Stockholder Investors have resigned from our Board and (2) the date that the Principal Stockholder Investors, in the aggregate, beneficially own less than 3% of the total number of votes that may be cast in the election of our directors, subject to certain conditions.

LVB Holding Distribution, Stock Sale by Certain Sponsor Funds and Share Repurchase

On February 4, 2016, pursuant to the stockholders agreement, we filed a shelf registration statement on Form S-3, registering for resale the shares of our common stock held by LVB Holding. On or about February 4, 2016, LVB Holding approved the distribution of all of the shares of our common stock held by it to its members, the majority of which were distributed to the Sponsor Funds. On February 4, 2016, certain Sponsor Funds affiliated with Blackstone and Goldman Sachs launched an underwritten public offering of shares of our common stock owned by them. On February 10, 2016, Sponsor Funds affiliated with Blackstone sold 7,351,708 shares of our common stock, constituting all of the shares of our common stock distributed to them by LVB Holding, and Sponsor Funds affiliated with Goldman Sachs sold 3,675,850 shares of our common stock, constituting approximately one-half of the shares of our common stock distributed to them by LVB Holding. Following that offering and our concurrent share repurchase (discussed below), the Remaining Sponsor Funds collectively held approximately 9.43% of the outstanding shares of our common stock (Goldman Sachs – 1.94%; KKR – 3.79%; and TPG – 3.70%); however, each Remaining Sponsor Fund disclaims beneficial ownership of the shares of our common stock held by each of the other Remaining Sponsor Funds.

In connection with the registered offering by the selling stockholders, we concurrently purchased (and subsequently retired) from Barclays, the underwriter for the offering, 2,599,833 shares of our common stock that were the subject of the offering for a total purchase price of approximately $250 million, or $96.16 per share, which was the weighted average price per share paid by Barclays in the offering.

Portfolio Company Transactions

From time to time, we do business with companies that are affiliated with one or more of the Sponsor Funds. We believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm’s-length basis.

COMMITTEES OF THE BOARD

Our Restated By-Laws provide that the Board may delegate certain of its responsibilities to committees. During 2015, the Board had four standing committees: an Audit Committee, a Compensation and Management Development Committee, a Corporate Governance Committee and a Research, Innovation and Technology Committee. Each of the committees is composed entirely of independent directors. In addition, the members of the Audit Committee and the Compensation and Management Development Committee meet the heightened standards of independence required by SEC rules and New York Stock Exchange listing standards.

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The table below shows the current membership of each Board committee and the number of meetings held during 2015.

COMMITTEE ASSIGNMENTS

Director	Audit Committee	Compensation and Management Development Committee	Corporate Governance Committee	Research, Innovation and Technology Committee
Christopher B. Begley	✓			✓
Betsy J. Bernard		✓	Chair
Paul M. Bisaro		✓	✓
Gail K. Boudreaux	✓		✓
David C. Dvorak
Michael J. Farrell		✓		✓
Larry C. Glasscock	✓		✓
Robert A. Hagemann	Chair			✓
Arthur J. Higgins		Chair		✓
Michael J. Michelson			✓	✓
Cecil B. Pickett, Ph.D.		✓		Chair
Jeffrey K. Rhodes			✓	✓
2015 Meetings	11	6	5	2

Audit Committee

The Audit Committee is directly responsible for the appointment, compensation, evaluation, retention and oversight of the work of our independent registered public accounting firm. The principal functions of the Audit Committee include:

●	pre-approving all auditing services and permissible non-audit services provided to us by our independent registered public accounting firm;
●

reviewing with our independent registered public accounting firm and with management the proposed scope of the annual audit, past audit experience, our program for the internal examination and verification of our accounting records and the results of recently completed internal examinations;

●	resolving disagreements between management and our independent registered public accounting firm regarding financial reporting;
●	reviewing major issues as to the adequacy of our internal controls; and
●	overseeing our compliance with legal and regulatory matters and aspects of our risk management processes.

The Board of Directors has determined that Ms. Boudreaux and Messrs. Begley, Glasscock and Hagemann qualify as “audit committee financial experts” as defined by SEC rules. See pages 10 through 13 for a description of their respective business experience. Stockholders should understand that this designation is an SEC disclosure requirement related to these directors’ experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon these directors any duties, obligations or liabilities that are greater than are generally imposed on them as members of the Audit Committee and the Board, and their designation as audit committee financial experts pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

See also the “Audit Committee Matters” section of this proxy statement for additional information about the Audit Committee’s responsibilities and actions and the Audit Committee Report.

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Compensation and Management Development Committee

The Compensation and Management Development Committee has overall responsibility for approving and evaluating the executive compensation plans, policies and programs of the company. The duties of the Compensation and Management Development Committee include:

●	reviewing corporate goals and objectives relevant to CEO compensation and evaluating the CEO’s performance in light of those goals and objectives;
●	reviewing and discussing with the CEO the performance of the company’s other executive officers;
●	reviewing and approving the base salary, annual and long-term incentive compensation and other compensation, perquisites or special or supplemental benefits to be paid or awarded to the CEO and other executive officers;
●	approving and authorizing the company to enter into any severance arrangements, change in control agreements or provisions or other compensation-related agreements, in each case as, when and if appropriate with executive officers of the company;
●	reviewing and making recommendations to the Board with respect to incentive compensation and equity-based plans;
●	administering the company’s incentive compensation and equity-based plans, including making awards under such plans;
●	reviewing all proposed new or amended employee benefit plans;
●	overseeing the process for identifying and addressing any material risks relating to the company’s compensation policies and practices;
●	overseeing management development and succession planning matters;
●	reviewing and discussing with management the Compensation Discussion and Analysis required by SEC regulations and, if appropriate, recommending its inclusion in our Annual Report on Form 10-K and proxy statement; and
●	reviewing the results of non-binding advisory votes on executive compensation and determining whether changes should be made to our executive compensation policies and programs to address stockholder concerns.

None of the members of the Compensation and Management Development Committee during 2015 or as of the date of this proxy statement is or has been our officer or employee or had any relationship requiring disclosure under Item 404 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). None of our executive officers served on the compensation committee or board of any company that employed any member of the Compensation and Management Development Committee or the Board or otherwise under circumstances requiring disclosure under Item 404 of Regulation S-K.

The report of the Compensation and Management Development Committee appears on page 53.

Compensation Risk Assessment

At the request of the Compensation and Management Development Committee, in 2010 Willis Towers Watson, the committee’s compensation consultant, completed a broad assessment of the risks associated with the compensation plans and programs in which our executives participate, and updated its assessment each year thereafter. In 2015, in light of the Biomet merger and the period of time since the last comprehensive assessment, the committee asked Willis Towers Watson to conduct an in-depth qualitative review of potential risks associated with our executive compensation program. The components of our executive compensation program are part of our global compensation structure, and the majority of the compensation policies or practices that apply to other levels of our employees or to any of our subsidiaries or divisions are included in our executive compensation program. For 2015, Willis Towers Watson found that our executive compensation program is in alignment with current market practices, contains an appropriate balance of risk versus rewards and incorporates appropriate risk mitigating factors. Consistent with the prior years, Willis Towers Watson found no design features in our executive compensation practices that pose a significant concern from the perspective of motivating senior officers to knowingly expose us to excessive enterprise risk. We believe that our compensation policies and practices do not encourage excessive risk-taking and are not reasonably likely to have a material adverse effect on us.

23

CORPORATE GOVERNANCE

Corporate Governance Committee

The Corporate Governance Committee oversees the Board’s corporate governance policies and practices. The duties of the Corporate Governance Committee include:

●	developing and recommending to the Board criteria for selection of non-management directors;
●	recommending to the Board director nominees for election at the next annual or special meeting of stockholders at which directors are to be elected or to fill any vacancies or newly-created directorships that may occur between such meetings;
●	recommending directors for appointment to Board Committees;
●	analyzing information relevant to the Board’s determination as to whether a director is independent;
●	overseeing the annual self-evaluation process for the Board and its committees;
●	periodically reviewing the Board’s leadership structure and recommending any proposed changes to the Board for approval;
●	periodically reassessing the Board’s Corporate Governance Guidelines and recommending any proposed changes to the Board for approval; and
●	periodically reviewing, in cooperation with the Compensation and Management Development Committee, the form and amount of non-employee director compensation and recommending any proposed changes to the Board for approval.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

The Board believes that providing competitive compensation is necessary to attract and retain qualified non-employee directors. The key components of director compensation include annual retainers, committee chair annual fees and equity-based awards. It is the Board’s practice to provide a mix of cash and equity-based compensation to more closely align the interests of directors with our stockholders.

The following table sets forth information regarding the compensation we paid to our non-employee directors for 2015. Mr. Dvorak is not included in this table because he received no additional compensation for his service as a director.

2015 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
(a)	(b)	(c)	(g)	(h)
Christopher B. Begley	47,500	232,605	3,583	283,688
Betsy J. Bernard	106,500	185,105	5,065	296,670
Paul M. Bisaro	47,500	232,605	1,257	281,362
Gail K. Boudreaux	47,500	232,605	3,212	283,317
Michael J. Farrell	47,500	232,605	549	280,654
Larry C. Glasscock	245,000	185,105	16,524	446,629
Robert A. Hagemann	106,500	185,105	10,684	302,289
Arthur J. Higgins	106,500	185,105	14,683	306,288
Michael W. Michelson(4)	35,625	35,625	103	71,353
Cecil B. Pickett	106,500	185,105	5,669	297,274
Jeffrey K. Rhodes(4)	35,625	35,625	52	71,302

(1)	Amounts include fees that were paid in cash plus fees that were voluntarily deferred at each director’s election under our Restated Deferred Compensation Plan for Non-Employee Directors. As explained more fully below, compensation that a director elects to defer is credited to the director’s deferred compensation account as either treasury units, dollar units or deferred share units (“DSUs”), and will be paid in cash following the director’s retirement or other termination of service from the Board.

(2)	Represents the grant date fair value of the stock awards determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). For a discussion of the assumptions made in the valuation, see Note 5 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015. All stock awards to directors are fully vested on the date of grant but are subject to mandatory deferral of settlement until the director’s termination of service from the Board, or later, as explained more fully below.

24   Zimmer Biomet

CORPORATE GOVERNANCE

The following table sets forth the grant date fair value of annual grants of restricted stock units (“RSUs“) and DSUs awarded to each director elected at the 2015 annual meeting of stockholders, as well as DSUs granted during 2015 pursuant to the mandatory deferral provisions of the Restated Deferred Compensation Plan for Non-Employee Directors.

2015 STOCK AWARDS

Name	RSUs (granted 05-05-15) ($)	DSUs (granted 05-05-15) ($)	DSUs (mandatory deferral) ($)	Total ($)
Christopher B. Begley	130,000	55,105	47,500	232,605
Betsy J. Bernard	130,000	55,105	—	185,105
Paul M. Bisaro	130,000	55,105	47,500	232,605
Gail K. Boudreaux	130,000	55,105	47,500	232,605
Michael J. Farrell	130,000	55,105	47,500	232,605
Larry C. Glasscock	130,000	55,105	—	185,105
Robert A. Hagemann	130,000	55,105	—	185,105
Arthur J. Higgins	130,000	55,105	—	185,105
Michael W. Michelson	—	—	35,625	35,625
Cecil B. Pickett	130,000	55,105	—	185,105
Jeffrey K. Rhodes	—	—	35,625	35,625

Mr. Glasscock held options to purchase 5,780 shares of our common stock as of December 31, 2015. No other non-employee director held unexercised stock options as of December 31, 2015.

(3)	Amounts in this column represent the dollar value of dividend equivalents credited in the form of additional DSUs under the Restated Deferred Compensation Plan for Non-Employee Directors. Dividend equivalents are credited at the same rate as cash dividends paid on our common stock.

(4)	Messrs. Michelson and Rhodes were appointed to the Board effective as of June 24, 2015.

Retainers

We pay non-employee directors quarterly, on the last day of March, June, September and December. During 2015, we paid non-employee directors an annual retainer of $95,000 subject to mandatory deferral requirements as described below, and we paid our non-executive Chairman of the Board an additional annual retainer of $150,000. Effective as of the second quarter of 2015, we increased from $10,000 to $12,000 the additional annual retainer paid to Board committee chairs, which equated to an increase of $500 per quarter beginning with the quarter ended June 30, 2015. The Board approved this increase in the annual retainer paid to Board committee chairs upon the recommendations of the Corporate Governance Committee and the Compensation and Management Development Committee following a competitive market review of non-employee director compensation conducted by Willis Towers Watson. Accordingly, we paid the following amounts during 2015:

	March 31 ($)	June 30 ($)	September 30 ($)	December 31 ($)	Total ($)
Non-executive chair annual retainer	37,500	37,500	37,500	37,500	150,000
Director annual retainer	23,750	23,750	23,750	23,750	95,000
Committee chair annual retainer	2,500	3,000	3,000	3,000	11,500

Directors who commence service on the Board, or who commence service as a committee chair or as non-executive chair, are paid applicable quarterly fees beginning with the quarter during which they commence such service. Similarly, directors who terminate service on the Board or terminate service as a committee chair or as non-executive chair are paid applicable quarterly fees through the quarter during which such service terminated.

25

CORPORATE GOVERNANCE

Equity-Based Compensation and Mandatory Deferrals

We awarded each non-employee director who was elected or re-elected at the 2015 annual meeting of stockholders 500 DSUs as of the date of the annual meeting with an initial value based on the price of our common stock on that date. We require that these annual DSU awards be credited to a deferred compensation account under the provisions of the Restated Deferred Compensation Plan for Non-Employee Directors. DSUs represent an unfunded, unsecured right to receive shares of our common stock or the equivalent value in cash, and the value of DSUs varies directly with the price of our common stock. We also require that 50% of a director’s annual retainer be deferred and credited to his or her deferred compensation account in the form of DSUs with an initial value equal to the amount of fees deferred until the director holds a total of at least 5,000 DSUs.

Non-employee directors may elect to defer receipt of compensation in excess of their mandatory deferral and annual DSU award. Elective deferrals are credited to the director’s deferred compensation account in the form of either treasury units, dollar units or DSUs with an initial value equal to the amount of fees deferred. The value of treasury units and dollar units does not change after the date of deferral. Amounts deferred as treasury units are credited with interest at a rate based on the six-month U.S. Treasury bill discount rate for the preceding year. Amounts deferred as dollar units are credited with interest at a rate based on the rate of return of our invested cash during the preceding year. When we pay cash dividends on our common stock, amounts deferred as DSUs are credited with additional DSUs equal to the number of shares of our common stock that could have been purchased if we paid cash dividends on the DSUs held in directors’ deferred compensation accounts and such cash was reinvested in our common stock. These additional DSUs are subject to mandatory deferral.

All treasury units, dollar units and DSUs are immediately vested and payable following termination of the non-employee director’s service on the Board. We settle annual DSU awards and mandatory deferral DSUs in shares of our common stock. We pay the value of treasury units, dollar units and elective deferral DSUs in cash. Non-employee directors may elect to receive the cash payment in a lump sum or in not more than ten annual installments.

During 2015, we also awarded each continuing non-employee director RSUs as of the date of the annual meeting of stockholders with an initial value of $130,000 based on the price of our common stock on that date. These awards were made under the Stock Plan for Non-Employee Directors. The RSUs vested immediately and are subject to mandatory deferral until May 5, 2018, or, if later, the director’s retirement or other termination of service from the Board. We will settle the RSUs in shares of our common stock. Prior to 2015, the initial value of the annual RSU award to continuing non-employee directors was $120,000. The Board approved a $10,000 increase in the annual RSU award to non-employee directors in 2015 upon the recommendations of the Corporate Governance Committee and the Compensation and Management Development Committee following a competitive market review of non-employee director compensation conducted by Willis Towers Watson.

Insurance, Expense Reimbursement and Director Education

We provide non-employee directors with travel accident insurance and reimburse reasonable expenses they incur for transportation, meals and lodging when on Zimmer Biomet business. We also reimburse non-employee directors for reasonable out-of-pocket expenses, including tuition costs incurred in attending director education programs.

26   Zimmer Biomet

AUDIT COMMITTEE MATTERS

PROPOSAL NO. 2 — Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC“) to serve as our independent registered public accounting firm for 2016. We are asking stockholders to ratify this appointment as a matter of policy.

If stockholders do not ratify the selection of PwC, the Audit Committee will consider any information submitted by stockholders in connection with the selection of the independent registered public accounting firm for the next year. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes such a change would be in our best interest and the best interest of our stockholders.

PwC has served as our independent registered public accounting firm since 2001. In accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide audit service to us. For lead and concurring review audit partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of our lead audit partner pursuant to this rotation policy involves discussions among PwC, management and the full Audit Committee, as well as interviews by the Chair of the Audit Committee and our CFO of candidates recommended by PwC.

Representatives of PwC attended all meetings of the Audit Committee in 2015. We expect that a representative of PwC will be at the annual meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

The Board Recommends a Vote FOR Ratification of the Appointment of PwC as Our Independent Registered Public Accounting Firm for 2016.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

The Audit Committee is responsible for monitoring the integrity of our financial statements, the qualifications, performance and independence of the independent registered public accounting firm, the performance of our internal audit function and compliance with certain legal and regulatory requirements. The committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm.

Management is responsible for the financial reporting process, including the system of internal control, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States and for management’s report on internal control over financial reporting.

The independent registered public accounting firm is responsible for auditing the consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States as well as rendering an opinion on the company’s internal control over financial reporting.

The committee’s responsibility is to oversee and review the financial reporting process and to review and discuss management’s report on internal control over financial reporting. Committee members are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or accounting principles generally accepted in the United States or as to the independence of the independent registered public accounting firm. The committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

27

AUDIT COMMITTEE MATTERS

See also “CORPORATE GOVERNANCE – Committees of the Board – Audit Committee” on page 22 for additional information about the Audit Committee’s functions and composition.

ACTIVITIES OF THE AUDIT COMMITTEE IN 2015

The committee held 11 meetings during 2015. The meetings were designed, among other things, to facilitate and encourage communication among the committee, management, our internal auditor and PwC. At these meetings, the committee:

●	discussed with the internal auditor and with PwC the overall scope and plans for their respective audits;
●	reviewed and discussed with management and PwC the consolidated financial statements;
●	met with the internal auditor and PwC, with and without management present, to discuss the results of their examinations and their evaluations of the company’s internal control over financial reporting;
●	reviewed and discussed with management, the internal auditor and PwC management’s report on internal control over financial reporting and PwC’s report on internal control over financial reporting;
●	reviewed and discussed the company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002;
●	discussed major financial risk exposures with management and the steps management has taken to monitor and control such exposures, including risk assessment and risk management policies and processes;
●	received and reviewed a report prepared by an independent public accounting firm in collaboration with our internal auditor regarding the testing of payments we made to healthcare professionals during 2015; the focus of the testing was to confirm that the payments were made on a basis consistent with identified requirements of our Corporate Compliance Program;
●	discussed with management and the internal auditor the process used to support certifications by the CEO and CFO that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany periodic filings with the SEC and the processes used to support management’s report on internal control over financial reporting;
●	pre-approved audit and permitted non-audit services in accordance with the policy described below;
●	discussed with PwC the matters required to be communicated to the committee as described below;
●	discussed the auditor’s independence with PwC and made the conclusions regarding independence described below; and
●	evaluated PwC’s performance.

AUDIT COMMITTEE PRE-APPROVAL OF SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by our independent registered public accounting firm. The Audit Committee will consider annually and, if appropriate, pre-approve the provision of audit and permitted non-audit services. The Audit Committee will also consider on a case-by-case basis and, if appropriate, pre-approve specific services that are not otherwise pre-approved. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Chairman of the Audit Committee between regular meetings. The Audit Committee Chairman has the delegated authority to pre-approve such services up to a specified fee amount. These pre-approval decisions are reported to the full Audit Committee at its next scheduled meeting.

28   Zimmer Biomet

AUDIT COMMITTEE MATTERS

AUDIT AND NON-AUDIT FEES

The following table shows the fees that we paid or accrued for audit and other services provided by PwC for the years 2015 and 2014. All of the services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process described above.

	(000’s)
	2015	2014
Audit Fees(1)	$9,275	$5,466
Audit-Related Fees(2)	3,197	37
Tax Fees(3)	3,222	1,263
All Other Fees(4)	25	65
Total Fees	$15,719	$6,830

(1)	This category includes the audit of our annual financial statements, the audit of our internal control over financial reporting, the review of interim financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those years. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and statutory audits required by non-U.S. jurisdictions. For 2015, this category includes non-recurring fees related to the Biomet merger.

(2)	This category consists of assurance and related services provided by PwC that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include attest services related to non-statutory financial reporting outside the U.S., employee benefit plan audits, accounting research and consultation and restructuring-related statutory reports for various countries. For 2015, this category also includes audit fees related to the audit of the consolidated financial statements of LVB Acquisition, Inc., the parent company of Biomet, for the fiscal year ended May 31, 2015.

(3)	This category consists of tax services provided by PwC for tax compliance, tax advice and tax planning.

(4)	This category consists primarily of non-financial engagements, including engagements related to compliance activities.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management and PwC the audited financial statements for the year ended December 31, 2015, and PwC’s evaluation of the company’s internal control over financial reporting. The committee has discussed with PwC the matters that are required to be discussed by applicable Public Company Accounting Oversight Board standards. PwC has provided the committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding PwC’s communications with the committee concerning independence, and the committee has discussed with PwC that firm’s independence. The committee has concluded that PwC’s provision of audit and non-audit services to the company and its affiliates is compatible with PwC’s independence.

Based on the reviews and discussions described above, and subject to the limitations on the committee’s role and responsibilities as described in this proxy statement and in the Audit Committee’s charter, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements for the year ended December 31, 2015 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee

Robert A. Hagemann, Chairman
Christopher B. Begley
Gail K. Boudreaux
Larry C. Glasscock

29

EXECUTIVE COMPENSATION

PROPOSAL NO. 3 — Advisory Vote to Approve Named Executive Officer Compensation

The Board of Directors is committed to excellence in corporate governance and recognizes the interest our stockholders have expressed with respect to our executive compensation program. As a part of this commitment, and in accordance with Section 14A of the Exchange Act, our stockholders are being asked to approve, on a non-binding advisory basis, the compensation of our named executive officers as reported in this proxy statement. This proposal, commonly known as a “Say on Pay” proposal, gives stockholders the opportunity to endorse or not endorse our executive compensation program for the named executive officers for 2015.

Last year, stockholders showed strong support for our executive compensation program; more than 95% of the stockholders who voted on our Say on Pay proposal voted in favor of the proposal.

As described in detail in the Compensation Discussion and Analysis section of this proxy statement (“CD&A”), our executive compensation program is designed to attract, motivate and retain highly qualified and effective senior leaders who drive our success. In designing our program, the Compensation and Management Development Committee of our Board works to foster an environment in which executives are motivated to achieve financial performance goals and individual objectives that will drive the success of our business and, in turn, increase stockholder value on a long-term, sustainable basis. Taking into consideration feedback received from stockholders, the committee has improved our executive compensation program and practices over the past few years to strengthen the alignment of executives’ interests with those of our stockholders. Our compensation program:

●	links a significant portion of total compensation to the achievement of performance goals that we believe will create long-term stockholder value;
●	consists primarily of equity-based compensation, which encourages executives to think and act like owners of the company;
●	subjects a significant percentage of total compensation to multi-year performance goals and/or vesting requirements, which gives executives a long-term view and enhances retention;
●	differentiates annual incentive compensation based on executives’ contributions and the performance of their specific business unit and/or geographic area of responsibility; and
●	provides a competitive total pay opportunity.

We have adopted policies, including our stock ownership guidelines, executive compensation recoupment policy and prohibitions against hedging and pledging company securities, to ensure long-term focus and appropriate levels of risk-taking by our executive officers. Each of these policies is described in more detail in the CD&A.

The Board of Directors believes that our executive compensation program is designed to meet the objectives discussed in the CD&A. Accordingly, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders of Zimmer Biomet Holdings, Inc. approve, on an advisory basis, the compensation of the company’s named executive officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules, including the CD&A, the compensation tables and narrative disclosures.”

As an advisory vote, this proposal is not binding on the company, the Board or the Compensation and Management Development Committee, and will not be construed as overruling a decision by the company, the Board or the committee or creating or implying any additional fiduciary duty for the company, the Board or the committee. However, the committee and the Board value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the Say on Pay vote when making future executive compensation decisions.

The Board has adopted a policy providing for annual Say on Pay advisory votes. Accordingly, the next Say on Pay vote will occur in 2017.

The Board Recommends a Vote FOR the Advisory Resolution Approving Executive Compensation.

30   Zimmer Biomet

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This CD&A describes our executive compensation program for 2015. Our program is designed to achieve the following fundamental objectives:

●	attract, retain and motivate a highly qualified and effective senior leadership team;
●	focus executives’ attention on specific financial, operational and strategic objectives;
●	align executives’ interests with the long-term interests of our stockholders;
●	recognize company and individual performance; and
●	reflect the value of each executive’s position in the market and within the company.

To accomplish these objectives, the Compensation and Management Development Committee of our Board annually reviews and approves our executive compensation program components and target compensation levels, as well as specific performance metrics and targets, payout ranges and actual payouts.

This CD&A describes the compensation of the following named executive officers (“NEOs”) for 2015.

Name	Title
David C. Dvorak	President and Chief Executive Officer
Daniel P. Florin	Senior Vice President and Chief Financial Officer
Katarzyna Mazur-Hofsaess, M.D., Ph.D.	President, Europe, Middle East and Africa (“EMEA”)
Stuart G. Kleopfer	President, Americas
Daniel E. Williamson	Group President, Joint Reconstruction
James T. Crines(1)	Former Executive Vice President, Finance and CFO

(1)	Mr. Crines stepped down from his position as CFO upon the closing of the Biomet merger and retired from the company on July 31, 2015 following approximately 20 years of service.

EXECUTIVE SUMMARY

2015 Say on Pay Vote

At our 2015 annual meeting, stockholders showed strong support for our executive compensation program, with more than 95% of votes cast approving our advisory Say on Pay resolution. The committee considered these results and, based on the strong level of stockholder support, the committee made no material changes in our executive compensation program for 2016 as a result of the 2015 Say on Pay vote.

2015 Achievements and Value Creation

As described below, the committee’s compensation decisions for 2015 were made in the context of our transformational acquisition of Biomet, which was announced in April 2014 and closed in June 2015 following a complex international regulatory approval process. The creation of Zimmer Biomet provides significant growth opportunities with a highly complementary portfolio of product and service offerings, as well as an enhanced ability to improve operating margins and drive free cash flows. We created a new leadership team for the combined company by appointing talented executives from both legacy organizations. These executives are committed to expanding Zimmer Biomet’s leadership position in musculoskeletal healthcare by building upon the principles and practices that made both legacy companies successful. Three of our NEOs, Messrs. Florin, Kleopfer and Williamson, previously held senior management positions with Biomet. Our NEOs have committed, and are expected to continue to commit, significant efforts toward the integration of the legacy Zimmer and Biomet operations. 2015 business highlights include the following:

●	Net sales for the year were $6.0 billion, an increase of 28.3% over 2014.
●	Diluted earnings per share (“EPS”) for 2015 were $6.90 on an adjusted basis, an increase of 7.8% over 2014.
●	In the second half of 2015, we over-delivered against our initial net synergy targets.

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EXECUTIVE COMPENSATION

●	During the fourth quarter, we substantially completed the integration of the Zimmer and Biomet global commercial organizations.
●	Our total shareholder return (“TSR”) for the three-year period ended December 31, 2015 was 16.49%.
●

We focused significant resources on our quality and operational excellence initiatives, investments intended to achieve excellence in our global quality infrastructure and improve future operating results.

Our performance in 2015 had the following direct impacts on executive compensation:

●

Annual Cash Incentive Plan. Under the formulas and weightings applicable to the NEOs, actual performance relative to target would have resulted in payouts ranging from 106.1% to 109.3% of NEOs’ respective target opportunities. The committee capped all payouts at 100% of target, however, due to below-target achievement on the revenue metric. Specifically, revenue achievement to target ranged from 98.6% to 99.1%, while achievement to target on all other metrics exceeded 100%.

●

Biomet Merger Cash Integration Incentive Plan. Synergy targets for the post-closing period of July 1, 2015 – December 31, 2015 were exceeded and growth and transformation milestones were fully achieved for 2015. The committee approved payouts at 100% of NEOs’ target opportunities.

Our performance over the three-year period 2013-2015 also had a direct impact on executive compensation:

●

Performance-based Restricted Stock Units (“PRSUs”). With respect to PRSUs granted in 2013 with a 2013-2015 performance period, the committee determined that 86.4% of the target award was earned based on our internal total shareholder return (“iTSR”) over the three-year period, as modified based on our TSR relative to the S&P 500 Healthcare Index. iTSR is a function of operating profit growth and free cash flow yield, measures that management can influence to support our long-term business strategies.

KEY EXECUTIVE COMPENSATION PROGRAM PRACTICES

Taking into consideration feedback received from stockholders, the committee has designed our executive compensation program and practices to align executives’ financial interests with those of our stockholders. Following is a description of key program features and practices that illustrate this alignment:

✓	Pay for performance. Nearly 90% of our CEO’s total direct compensation is at-risk and variable with performance, including stock price performance.
✓	No employment contracts. Our executives are “at will” employees with no employment agreements.
✓

Linkage between performance measures and strategic objectives. Performance measures for incentive compensation are linked to both strategic and near-term operating objectives designed to create long-term stockholder value.

✓

Performance metric for the long-term incentive program aligns with a longer time horizon and minimizes duplication with annual cash incentive plan. We use iTSR over a three-year period as the performance metric for the PRSU component of the long-term incentive program. iTSR is derived from operating profit growth and free cash flow yield.

✓

Earning of PRSUs tied to performance relative to peers. Earning of PRSUs is tied to performance against a target iTSR, subject to a relative TSR modifier based on the S&P 500 Healthcare Index, which requires us to perform well relative to peers.

✓

Double trigger change in control benefits. Change in control severance benefits and long-term incentive awards have a double-trigger; that is, they will not vest or be paid in the event of a change in control unless also accompanied by a qualifying termination of employment.

✓	No excise tax gross-ups in new agreements. We have no gross-up provisions in change in control severance agreements entered into after July 2009.
✓

Robust stock ownership guidelines. Executives are required to hold equity with a value equal to a multiple of five times salary for our CEO and three times salary for each other NEO. 100% of net after-tax shares received upon vesting or exercise of awards must be retained until an executive meets the required ownership level.

✓	Policy prohibiting hedging and pledging of company securities.
✓	Annual compensation risk assessment. We regularly analyze risk related to our compensation program and conduct a broad assessment annually.

32   Zimmer Biomet

EXECUTIVE COMPENSATION

✓

Challenging threshold performance goals under annual cash incentive plans. The revenue target must be achieved at 95% for a 50% payout; other metrics must be achieved at 90% for a 50% payout. Achievement below these thresholds would result in zero payout.

✓

Increased emphasis on performance of executives’ specific business unit or geographic area of responsibility in annual cash incentive plan. We generally tie annual incentive plan performance goals for NEOs with specific business unit and/or geographic responsibility to the results of that business unit or geography, rather than the company’s consolidated results.

✓

Appropriateness of peer group. We use a peer group of other publicly traded companies selected on the basis of business focus, market capitalization, revenues and other factors to assess compensation levels, equity usage and incentive plan design and for performance comparisons.

✓	Moderate change in control benefits. Change in control severance benefits are limited to two times target cash compensation.
✓	No dividends or dividend equivalents accrued or paid on unearned performance-based equity awards.
✓	Maximum payout caps for annual cash incentive compensation and performance-based equity awards.
✓

Clawback of incentive compensation in the event of restatement. Awards to executive officers under short- and long-term incentive compensation plans are subject to clawback in the event of certain financial restatements. The clawbacks are designed to discourage imprudent risk taking.

✓

Non-competition agreement required for equity award eligibility. All employees must sign a non-competition agreement as a condition of receiving an equity award. The award is subject to clawback if the agreement is breached.

✓	No repricing or exchange of underwater stock options. Our equity incentive plans prohibit repricing or exchange of underwater stock options without stockholder approval.
✓	Limited executive perquisites.

COMPONENTS OF EXECUTIVE COMPENSATION

The following table describes the elements of target direct compensation for 2015. Our executive compensation program uses a mix of fixed and variable compensation elements and provides alignment with both short- and long-term business goals through annual and long-term incentive opportunities. While continuing the key elements of the legacy Zimmer executive compensation program, the committee approved certain special one-time awards in connection with the Biomet merger, as described below.

We also offer retirement plans and welfare benefits that are generally available to all employees and we provide a very limited range of perquisites or other benefits to our executive officers. The committee seeks to provide a total pay opportunity that is competitive with our closest peer group and industry competitors, but which also places a greater emphasis on at-risk equity-based compensation.

Element and Key Characteristics	Objectives	Determination of Amount
Base salary
●Fixed compensation component payable in cash. ●Reviewed annually and adjusted when appropriate.	●Provide a base level of competitive cash compensation. ●Attract and retain executive talent. ●Recognize increased responsibilities through promotional increases.
●Targeted at approximately the 50th percentile of market based on data derived from peer group benchmarking.
●The committee believes this is a reasonably competitive mid-point, appropriate for the only fixed component of compensation.

33

EXECUTIVE COMPENSATION

Element and Key Characteristics	Objectives	Determination of Amount
Annual Cash Incentive (Bonus) Opportunity
●Variable compensation component payable in cash based on performance against established goals and assessment of individual performance.
●Target awards are based on a percentage of base salary.
●Payouts can range between 0% and 200% of target.
●Motivate and reward executives for achievement of key financial measures and individual objectives. ●Drive specific behaviors that foster short-term and long-term growth and profitability.
●Generally targeted at approximately the 65th percentile of market based on data derived from peer group benchmarking.
●The committee believes this target positioning is appropriate because of the high proportion of compensation that is variable, at risk and tied to our financial and operational performance.
●As executives assume greater responsibilities, more of their pay is contingent on company performance.

Long-Term Incentive (“LTI”): PRSUs
●Three-year performance period.
●Units are earned based on actual results relative to target iTSR, subject to modification based on our TSR relative to the S&P 500 Healthcare Index.
●Payouts can range from 0% to 200% of target.

●Motivate achievement of multi-year performance objectives that enhance stockholder value.
●Align NEOs’ interests with stockholders; earned PRSUs are settled in shares of common stock that are subject to retention requirements under stock ownership guidelines.
●Attract and retain executive talent.

●Generally targeted between the 50th and 75th percentiles of market based on data derived from peer group benchmarking.
●Approximately 50% of the grant date fair value of the 2015 target LTI award to the NEOs was in the form of PRSUs.
●Equity incentives are the most significant component of each NEO’s compensation package.
●The committee believes the emphasis on equity awards is appropriate as these officers have the greatest role in establishing the company’s direction and should have the greatest proportion of their compensation aligned with the long-term interests of stockholders.
●Not awarded to Mr. Crines.

LTI: Stock Options
●Nonqualified stock options vest in annual installments over four years with a ten year term, and provide value to NEOs only when stockholders realize positive returns on their investment in the company over a corresponding period.
●Exercise price equal to the fair market value of our common stock on the grant date.

●Motivate NEOs to drive the long-term performance of the company; stock option value is tied directly to stock price performance after the date of grant.
●Align NEOs’ interests with long-term stockholder value; shares received upon exercise of stock options are subject to retention requirements under stock ownership guidelines.
●Attract and retain executive talent.

●Generally targeted between the 50th and 75th percentiles of market based on data derived from peer group benchmarking.
●Approximately 50% of the grant date fair value of the 2015 target LTI award to the NEOs was in the form of stock options.
●Not awarded to Mr. Crines.

34   Zimmer Biomet

EXECUTIVE COMPENSATION

Element and Key Characteristics	Objectives	Determination of Amount
Special One-Time Awards in Connection with the Biomet Merger
Biomet Merger Cash Integration Incentive Opportunity
●Three-year variable compensation component payable in cash based on achievement of synergy targets and growth and transformation initiatives.
●Target awards are based on a percentage of base salary.
●Payout at target if actual achievement is at or above target; no payout if actual achievement is below target.
●Four measurement periods:
(1) July 1 – December 31, 2015
(2) January 1 – December 31, 2016
(3) January 1 – December 31, 2017
(4) January 1 – June 30, 2018

●Promote the integration of Zimmer and Biomet, which is critical to our long-term success and to achieving target synergies over the first three years post-closing.
●Provide an incentive to NEOs to meet or exceed synergy targets and initiatives designed to accelerate sales growth.

●For 2015, NEOs’ target opportunities were based on 50% of their annual incentive (bonus) target opportunity for the portion of the year following the closing of the Biomet merger.
●With respect to future measurement periods, NEOs’ target opportunities will be based on approximately 50% of their annual incentive (bonus) target opportunity for that period.
●Not awarded to Mr. Crines.

LTI: Stock Options
●Special one-time grant of nonqualified stock options that vest in annual installments over four years with a ten year term, and provide value to NEOs only when stockholders realize positive returns on their investment in the company over a corresponding period.
●Exercise price equal to the fair market value of our common stock on the grant date.

●Recognize and reward NEOs’ contributions in transacting the deal and during the 14-month pendency period, as well as in integration planning.
●Provide additional incentive for legacy Biomet NEOs to accept leadership positions with the combined company.
●Motivate NEOs to drive the long-term performance of the company.
●Align NEOs’ interests with long-term stockholder value; shares received upon exercise of stock options are subject to retention requirements under stock ownership guidelines.
●The grant date fair value of this special one-time award was targeted at approximately 50% of the value of each NEO’s annual LTI award. ●Not awarded to Messrs. Dvorak or Crines.

35

EXECUTIVE COMPENSATION

Element and Key Characteristics	Objectives	Determination of Amount
LTI: Restricted Stock Units (“RSUs”)
●Special one-time grant of RSUs to each of Messrs. Florin, Kleopfer and Williamson, former Biomet executives who became our executives. The RSUs will cliff vest on the second anniversary of the grant date (which period corresponds with the change in control window period).
●If, within two years post-closing, we terminate the employment of these NEOs without “cause” and other than due to death or disability, they will be entitled to the change-in-control cash severance benefit payable under their employment agreements with Biomet and this special one-time RSU grant will be canceled and forfeited.

●Granted in return for Messrs. Florin, Kleopfer and Williamson waiving their rights under their Biomet employment agreements to receive change in control cash severance payments if they terminate their employment with us for “good reason” within two years post-closing.
●Unlike cash payments, the RSU grants serve as a retention tool, help motivate these NEOs to drive the long-term performance of the company and align their interests with long-term stockholder value.
●Shares received upon vesting are subject to retention requirements under stock ownership guidelines.

●The grant date fair value of these special one-time RSU grants approximated the value of the change in control cash severance payments that Messrs. Florin, Kleopfer and Williamson waived their rights to receive if they terminate their employment with us for “good reason” within two years post-closing.

Car Allowance Cash-out
●One-time lump sum cash payment of $16,900 (less applicable taxes) to each of Messrs. Florin, Kleopfer and Williamson.	●Intended to assist these former Biomet executives with the transition away from an annual car allowance.	●Approximates the value of the annual car allowance previously provided by Biomet to these executives.
Discretionary Merger Bonus
●One-time discretionary cash bonus paid to Mr. Crines in recognition for his efforts and contributions related to the Biomet merger.
●Paid following Mr. Crines’ retirement from the company after approximately 20 years of service.

●Intended to recognize and reward Mr. Crines’ extraordinary efforts leading up to the announcement of the Biomet merger and during the 14 months between deal announcement and closing, as well as his contributions to integration planning for the post-closing combined company and his assistance with transition of his duties to Mr. Florin.
●The value of this special one-time award is approximately equal to one-third of the grant date fair value of Mr. Crines’ 2014 LTI grant; he did not receive an LTI grant in 2015.

Target compensation for individual executives may vary from the percentiles noted above based on a variety of factors, such as experience and time in the position, the nature of the executive’s responsibilities, criticality of the role and difficulty of replacement, internal equity, retention concerns, individual performance and expected future contributions, readiness for promotion to a higher level, and, in the case of externally recruited executives, compensation earned at a prior employer.

36   Zimmer Biomet

EXECUTIVE COMPENSATION

COMPENSATION MIX

Our NEOs’ total direct compensation is heavily weighted toward variable compensation elements, meaning actual amounts earned will differ from targeted amounts as a result of company and individual performance. We emphasize performance-based compensation that appropriately rewards executives for delivering results that meet or exceed multiple pre-established goals over one- and three-year periods, with metrics and targets selected because they are directly linked to our strategic goals. In addition, our long-term incentive program rewards both absolute stock price growth and relative TSR.

With respect to 2015, almost 90% of our CEO’s total direct compensation was variable and tied to our annual and long-term performance, including stock price performance. The committee assesses each NEO’s target total direct compensation opportunity annually to facilitate alignment with the objectives of our compensation program and market practice.

CEO Total Direct Compensation * denotes performance-based compensation

MARKET REVIEW OF 2015 COMPENSATION

To assess whether our compensation was consistent with the target levels described above, in December 2015 the committee reviewed an analysis of our CEO’s target 2015 compensation conducted by Willis Towers Watson. The analysis, which excluded the Biomet merger cash integration incentive opportunity, included the following:

●	base salary;
●	target total cash compensation (base salary + target annual cash incentive);
●	target LTI; and
●	target total direct compensation (base salary + target annual cash incentive + target LTI).

This information was then compared to competitive pay level compensation information collected for our peer group. The table below summarizes the market positioning of target compensation for our CEO compared to the data available for the peer group. As the table shows, this review indicated that the positioning of all elements of compensation for 2015 was consistent with the stated target positioning for those elements.

Pay Element	2015 Target Positioning	Actual Positioning Based on Peer Group Benchmark Data
Base salary	50th percentile	51st percentile
Target total cash compensation	50th to 65th percentile	52nd percentile
Target LTI	50th to 75th percentile	60th percentile
Target total direct compensation	50th to 75th percentile	59th percentile

37

EXECUTIVE COMPENSATION

THREE-YEAR HISTORICAL PAY-FOR-PERFORMANCE ALIGNMENT FOR THE PERIOD 2012-2014

In addition to the market review of 2015 compensation conducted in December 2015, Willis Towers Watson assessed, at the committee’s request, the pay-for-performance alignment of our executive compensation programs over the three-year period ended December 31, 2014. This assessment was intended to evaluate the degree to which the realizable pay of the NEOs is aligned with corporate performance. Specifically, Willis Towers Watson examined the extent to which the value delivered (or deliverable) to the NEOs under our executive compensation program was aligned with our financial and stock price performance over the three-year period, relative to the companies in our peer group discussed below. The NEOs during this three-year period did not include Messrs. Florin, Kleopfer or Williamson, who joined the company in June 2015 upon the closing of the Biomet merger. With respect to us and each peer company, Willis Towers Watson reviewed the following:

●	historical performance in terms of TSR and multiple financial performance measures, including revenue growth, EPS growth, free cash flow growth and operating earnings growth;
●	executives’ pay opportunity (i.e., target value of compensation), made up of base salary and the target value of annual cash incentives and long-term equity-based incentives;
●

executives’ realizable pay (i.e., actual value of compensation potentially earned), made up of base salary and annual cash incentives earned, the market value of time-based equity awards granted during the period, the market value of performance-based equity awards settled during the period, and the target value of outstanding performance-based equity awards; and

●	the ratio of realizable pay to pay opportunity, using a ratio of 100% to indicate that actual compensation earned was equal to the target value of compensation at the date of grant.

Similar to the results for the 2011-2013 assessment period, the analysis for the 2012-2014 assessment period revealed that our financial performance exceeded our NEOs’ realizable pay. Specifically, for 2012-2014, our three-year TSR ranked at the 73rd percentile of the peer group and our composite financial performance ranked at the 41st percentile of the peer group, while our NEOs’ aggregate realizable pay was at the 27th percentile of the peer group. Willis Towers Watson also observed that total pay opportunity for the NEOs as a group was positioned at the 8th percentile of the peer group, which was well below our philosophy to target total direct compensation between the 50th and 75th percentiles. After reviewing this analysis, the committee determined that it would continue to evaluate target pay opportunities for our NEOs to help ensure that our executive compensation program is designed in a manner to better align pay with our financial performance.

Zimmer Biomet Positioning as a Percentile of the Peer Group
Performance Period	NEO Aggregate Realizable Compensation	Composite Financial Performance	Total Shareholder Return Performance	Total Target Direct Compensation – NEOs as a Group
2012 – 2014	27th percentile	41st percentile	73rd percentile	8th percentile

38   Zimmer Biomet

EXECUTIVE COMPENSATION

FACTORS CONSIDERED IN MAKING POST-MERGER COMPENSATION DECISIONS

Most of the committee’s decisions pertaining to executive compensation for 2015 were made in October 2014, when the Biomet merger was pending and was expected to close in the first quarter of 2015. At that time, we were determining the executive leadership team and organizational structure that would be in place upon the closing of the transaction. We felt that it was important to announce these decisions well in advance of the anticipated closing in order to make progress in our integration planning work and to position the company to begin capturing the benefits of the combination immediately upon closing. In turn, the committee felt that it was important for Mr. Dvorak, when speaking with each of the individuals who would be offered an executive leadership position in the combined company, to discuss not only that person’s anticipated future roles and responsibilities, but also his or her post-closing compensation package.

In setting post-merger executive compensation, the committee considered and balanced a number of factors, including the following:

●	the need to provide competitive compensation levels relative to market;
●	the desire to provide financial incentives to attract and motivate executives;
●	the increased size, scope and complexity of the combined organization post-closing;
●	the individual’s (pre- and post-merger) compensation as compared to the company’s compensation philosophy and the compensation of prior incumbents in similar roles;
●

the Biomet merger agreement, which provides that, for one year after the closing of the merger, with respect to former Biomet employees who became our employees upon the closing (“continuing Biomet employees”), (1) base salaries paid to continuing Biomet employees may not be reduced from those in effect immediately prior to the closing, and (2) bonus opportunities and benefits (other than equity compensation benefits) provided to continuing Biomet employees must, taken as a whole, be comparable in the aggregate to bonus opportunities and benefits provided to similarly situated employees who were employed by Zimmer prior to the merger;

●	the change in an executive’s overall scope of responsibility post-merger;
●	internal equity and perceived fairness;
●	the relative significance of the position to the combined company;
●	the individual’s background and experience; and
●	the importance of retaining key executive talent.

BASE SALARY

Annual base salary increases for our global employee population, including NEOs, are generally effective in April of each year. In 2015, base salary increases for legacy Zimmer personnel were not effective until the closing of the Biomet merger in late June. As discussed above, the committee determined the post-closing base salaries of the individuals who would be offered executive leadership positions in the combined company after considering and balancing a number of factors.

With respect to Mr. Dvorak, the committee specifically considered the following:

●	the market positioning of Mr. Dvorak’s 2014 base salary, which fell below the 25th percentile of the peer group based on market data provided by Willis Towers Watson;
●	the company’s philosophy to target NEOs’ base salaries at the 50th percentile of the peer group;
●	the committee’s desire to adjust Mr. Dvorak’s base salary to more closely align it with the company’s compensation philosophy; and
●	the significant increase in Mr. Dvorak’s responsibilities resulting from the increased size and complexity of the company post-closing.

39

EXECUTIVE COMPENSATION

In making the decision to increase Mr. Dvorak’s base salary, the committee took into account the corresponding impact that an increase in base salary would have on his target annual incentive opportunity, which is expressed as a percentage of base salary, to ensure that Mr. Dvorak’s total target cash compensation (base salary + target annual cash incentive opportunity) would be aligned with our compensation philosophy. As shown above under “– Market Review of 2015 Executive Compensation,” based on market data provided by Willis Towers Watson, Mr. Dvorak’s post-merger base salary is aligned with the 51st percentile of the peer group, and his target total cash compensation is aligned with the 52nd percentile of the peer group. After considering and balancing the various factors discussed above, the committee set the following post-closing base salaries for the NEOs:

NEO	Base Salary Effective as of June 24, 2015 ($)	Percentage Increase Relative to 2014
David C. Dvorak	1,087,000	15.1%
Daniel P. Florin	550,000	Not applicable
Katarzyna Mazur-Hofsaess(1)	612,824	8.0%
Stuart G. Kleopfer	425,000	Not applicable
Daniel E. Williamson	425,000	Not applicable
James T. Crines(2)	543,800	Not applicable

(1)	Dr. Mazur-Hofsaess’ compensation is paid in Swiss Francs and has been converted to U.S. Dollars for purposes of this table using the average exchange rate for 2015 of 1 CHF = 1.038685 USD.

(2)	Mr. Crines retired effective July 31, 2015 and did not receive a base salary increase in 2015.

ANNUAL CASH INCENTIVES

In 2015, the committee provided two types of cash incentive opportunities to our NEOs:

●	an annual cash incentive opportunity based on actual performance relative to target for revenue, adjusted operating earnings, free cash flow and EPS; and
●	a special Biomet merger cash integration incentive opportunity based on actual achievement of synergy targets and initiatives designed to accelerate sales growth.

2015 Annual Cash Incentive Award Payouts

Based on the factors discussed below, in February 2016, the committee approved the following annual cash incentive award payouts for the NEOs for 2015:

NEO	Opportunity (at Target Performance) ($)	Actual Payment ($)	Actual Payment as a Percentage of Target Opportunity
David C. Dvorak(1)	1,349,534	1,349,534	100%
Daniel P. Florin	261,063	261,063	100%
Katarzyna Mazur-Hofsaess(2)	458,542	458,542	100%
Stuart G. Kleopfer	179,297	179,297	100%
Daniel E. Williamson	179,464	179,464	100%
James T. Crines(3)	267,717	267,717	100%

(1)	For Mr. Dvorak, the references to “Opportunity (at Target Performance)” and “Target Opportunity” in the table refer to the target performance and target opportunity that would have been applicable to him if he had been a participant in the Executive Cash Incentive Plan (discussed below), and not the target opportunity applicable to him under the Section 162(m) Plan (discussed below).

(2)	Dr. Mazur-Hofsaess’ compensation is paid in Swiss Francs and has been converted to U.S. Dollars for purposes of this table using the average exchange rate for 2015 of 1 CHF = 1.038685 USD.

(3)	Mr. Crines retired effective July 31, 2015. He received a pro rata portion of the 2015 annual cash incentive award based upon salary earned through his retirement date.

40   Zimmer Biomet

EXECUTIVE COMPENSATION

Annual cash incentives for executives historically have been determined under the Executive Performance Incentive Plan (“EPIP”). Due to the pending Biomet merger at the time that the committee typically would have established performance measures under the EPIP for 2015, the committee modified the manner and timing of establishing performance measures for annual cash incentives based on 2015 performance, as discussed below.

Section 162(m) Plan

In early 2015, when the committee normally would have established 2015 target EPIP awards, the full-year 2015 budgeted financial information for the combined company was not available. As a result, the committee determined that it was not practical at that time to establish the type of performance targets that it typically would have for 2015 under the EPIP. The committee, however, intended to qualify the annual cash incentive compensation payable to certain officers as “performance-based compensation” under Section 162(m) of the Internal Revenue Code (the “Code”), and, therefore, in February 2015, within the time period permitted under the EPIP and Section 162(m) for establishing performance measures, the committee established a performance measure under the EPIP applicable only to Mr. Dvorak and one other executive officer (we refer to this arrangement as the “Section 162(m) Plan”). That performance measure is net earnings for 2015.

Under the Section 162(m) Plan, if we reported net earnings for 2015, a bonus of 5% of our net earnings for 2015 would be payable under the EPIP to Mr. Dvorak, subject to a maximum amount of bonus payable to him of 400% of his base salary as of January 1, 2015. Any amount payable under the Section 162(m) Plan was also subject to the committee’s ability to exercise negative discretion to reduce the amount of the actual payout to Mr. Dvorak. The committee recognized that the potential payout under the Section 162(m) Plan would be significantly larger than the historical payout opportunity for annual cash incentives, and, therefore, the committee stated its expectation that it would exercise negative discretion as appropriate to reduce Mr. Dvorak’s payout under the Section 162(m) Plan based on the committee’s consideration of the financial performance metrics, relative weightings, proposed performance targets and payout curves, and actual performance achievement and payouts, under a separate annual cash incentive plan to be established for the other executive officers later during 2015. As discussed further below, the committee established the separate plan, the Executive Cash Incentive Plan, in July 2015 for other executive officers.

Section 162(m) Plan Results

We reported net earnings for 2015, and therefore a bonus of 5% of our net earnings for 2015 would have been payable under the Section 162(m) Plan to Mr. Dvorak, subject to a limit of 400% of his base salary of $944,100 as of January 1, 2015, resulting in a payout to him of $3,776,400. However, after taking into consideration the payout that Mr. Dvorak would have earned under the Executive Cash Incentive Plan had he been a participant in that plan, as well as Mr. Dvorak’s individual performance, the committee exercised its negative discretion under the Section 162(m) Plan to award Mr. Dvorak 100% of the target opportunity that would have applied to him under the Executive Cash Incentive Plan.

Executive Cash Incentive Plan (“ECIP”)

Following the closing of the Biomet merger on June 24, 2015 and its receipt of full-year 2015 budgeted financial information for the combined company, the committee determined that it was desirable to establish a separate executive cash incentive plan for 2015 that would use pre-determined performance measures based on the operating plan for the combined company approved by the Board in July 2015. The structure of the ECIP is the same as the structure of the annual cash incentive plan established under the EPIP in recent years. In anticipation of its exercise of negative discretion under the Section 162(m) Plan with respect to the payout amount for Mr. Dvorak, the committee also included in the ECIP the target award percentages, financial measures and weightings that the committee expected to apply to Mr. Dvorak in order to determine the amount it would pay to him under the Section 162(m) Plan.

41

EXECUTIVE COMPENSATION

Target ECIP Award Percentages

The committee determined target ECIP award percentages and the target award percentages it would apply in exercising negative discretion under the Section 162(m) Plan by reviewing the factors discussed above under “– Factors Considered in Making Post-Merger Compensation Decisions.” With respect to Mr. Dvorak, the increased target opportunity that would have applied to him if he had been a participant in the ECIP is intended to enhance his focus on achievement of annual financial performance targets and reflects his leadership and accomplishments in 2015 surrounding the Biomet merger. The committee also considered that, based on its review of market data provided by Willis Towers Watson, Mr. Dvorak’s 2014 target annual incentive opportunity fell below the 25th percentile of the peer group. After considering and balancing the various factors discussed above, the committee set the following post-closing target ECIP awards for the NEOs for 2015 (expressed as a percentage of base salary):

	Target Award Percentage	Target Award Percentage
NEO	Effective as of June 24, 2015	for 2014	Difference
David C. Dvorak	130%	125%	5%
Daniel P. Florin	90%	Not applicable	Not applicable
Katarzyna Mazur-Hofsaess	80%	75%	5%
Stuart G. Kleopfer	80%	Not applicable	Not applicable
Daniel E. Williamson	80%	Not applicable	Not applicable
James T. Crines(1)	80%	80%	0%

(1)	Mr. Crines retired effective July 31, 2015. He received a pro rata portion of the 2015 annual cash incentive award based upon salary earned through his retirement date.

Financial Performance Measures Under the ECIP

The committee selected four financial measures by which to assess our 2015 performance for purposes of the ECIP and the exercise of its negative discretion under the Section 162(m) Plan. The below table shows the performance measures, their respective weightings and the rationale for their selection.

With respect to Messrs. Dvorak, Florin and Crines, the committee set performance metrics based on the company’s consolidated results for 2015. With respect to Dr. Mazur-Hofsaess and Mr. Kleopfer, executives with top-line responsibility for geographic segments, the committee set the revenue and operating earnings performance metrics based on the executives’ respective areas of responsibility, rather than on consolidated results. With respect to Mr. Williamson, an executive with top-line responsibility for a specific business unit, the committee set the revenue performance metric based on his area of responsibility, rather than on consolidated results. The committee believes this approach more closely aligns those executives’ pay with the performance of the business unit or geographic area for which they are primarily responsible.

The committee established specific goals for each of the measures in July 2015 when the operating plan for the combined company was first approved by the Board. Because the operating plan forms the basis for both the company’s annual sales and earnings guidance communicated to investors and the ECIP financial targets, the interests of the NEOs are aligned with those of stockholders. The committee also determined that payouts under the ECIP would be capped at 100% of target if revenue achievement was below target.

Performance Measure	Weighting	Rationale
Revenue	25% (Dvorak, Florin, Crines) 40% (Mazur-Hofsaess, Kleopfer) 50% (Williamson)	One of the two measures as to which we provide guidance; focuses executives appropriately on top-line sales growth
Adjusted operating earnings	40% (Dvorak, Florin, Crines, Williamson) 50% (Mazur-Hofsaess, Kleopfer)	Sharpens executives’ focus on driving sales growth, operating efficiencies and margin expansion
Free cash flow	10% (All NEOs)	Focuses executives on cash, inventory, receivables and payables management
Adjusted EPS	25% (Dvorak, Florin, Crines) 0% (All Other NEOs)	The other measure as to which we provide guidance; measures bottom line performance and ties rewards to productivity improvements

42   Zimmer Biomet

EXECUTIVE COMPENSATION

These performance measures, targets, our actual performance against the targets and the resulting achievement and payout percentages were as follows for 2015:

	(In millions, except EPS)
2015 ECIP – Performance and	Target	Actual	Achievement(5)	Weight	Weighted payout
Payout Percentages	($)	($)	(%)	(%)	(%)
Corporate – Messrs. Dvorak, Florin and Crines
Adjusted EPS(1)	6.80	6.88	101.2	25		26.5
Consolidated adjusted operating earnings(2)	1,975.0	1,987.0	100.6	40		41.2
Consolidated revenue(3)	6,097.0	6,015.0	98.7	25		21.6
Consolidated free cash flow(4)	200.0	300.0	150.0	10		20.0
Full-year achievement was 109.3%, but capped at 100% due to revenue achievement below target.					Total	109.3
					As Reduced	100.0
EMEA – Dr. Mazur-Hofsaess
EMEA operating earnings – ex Dental	446.8	449.4	100.6	50		51.4
EMEA revenue – ex Dental	1,312.3	1,300.5	99.1	40		36.4
Consolidated free cash flow(4)	200.0	300.0	150.0	10		20.0
Full-year achievement was 107.8%, but capped at 100% due to revenue achievement below target.					Total	107.8
					As Reduced	100.0
Americas – Mr. Kleopfer
Americas operating earnings	1,635.5	1,647.1	100.7	50		51.8
Americas revenue	3,157.9	3,113.2	98.6	40		34.3
Consolidated free cash flow(4)	200.0	300.0	150.0	10		20.0
Full-year achievement was 106.1%, but capped at 100% due to revenue achievement below target.					Total	106.1
					As Reduced	100.0
Joint Reconstructive – Mr. Williamson
Consolidated adjusted operating earnings(2)	1,975.0	1,987.0	100.6	40		41.2
Global Reconstructive revenue	4,025.3	3,987.5	99.1	50		45.3
Consolidated free cash flow(4)	200.0	300.0	150.0	10		20.0
Full-year achievement was 106.5%, but capped at 100% due to revenue achievement below target.					Total	106.5
					As Reduced	100.0

(1)	Consistent with past practice, the committee adjusted the reported results on which certain 2015 ECIP measures were determined to eliminate the effects of certain items. Adjusted EPS for purposes of the ECIP is calculated the same way it is calculated in our earnings announcements. The committee reviews all adjustments and retains discretion to reduce compensation below the amounts that are yielded by use of the adjusted EPS measure reported to the investment community. For a reconciliation of adjusted EPS to EPS computed in accordance with Generally Accepted Accounting Principles, see page 28 of our Annual Report on Form 10-K for the year ended December 31, 2015. For 2015, the committee reviewed actual results relative to the assumptions built into the annual operating plan and exercised its judgment and negative discretion to reduce adjusted EPS for purposes of the ECIP by $0.02.

(2)	Consolidated adjusted operating earnings are arrived at by adjusting reported consolidated operating earnings on a pre-tax basis for the same items used to calculate adjusted EPS, as follows: reported consolidated operating earnings ($467 million) plus inventory step-up and other inventory and manufacturing-related charges ($323 million), certain claims ($8 million), intangible asset amortization ($345 million), Biomet merger-related special items ($601 million) and other special items ($249 million). For 2015, after considering actual results relative to the assumptions built into the annual operating plan, and consistent with the negative discretion applied to adjusted EPS, the committee exercised its judgment and negative discretion to reduce consolidated adjusted operating earnings by $6 million for purposes of the ECIP.

(3)	Revenue targets were based on a constant currency growth rate over 2014. Actual results have been adjusted to state 2015 revenue at the budgeted foreign currency translation rate, as follows: reported revenue ($5,998 million) plus foreign currency translation adjustment ($17 million).

(4)	Consolidated free cash flow is net cash provided by operating activities ($817 million) less additions to instruments ($266 million) and other property, plant and equipment ($168 million). For 2015, the committee reviewed actual results relative to the assumptions built into the annual operating plan and exercised its judgment and negative discretion to reduce consolidated free cash flow for purposes of the ECIP by $83 million.

43

EXECUTIVE COMPENSATION

(5)	The achievement percentage for each performance measure was applied to the relevant payout curve set forth below to determine the payout percentage for that measure. The resulting payout percentages were then weighted and summed to determine the total overall payout percentage.

Payout curves applied to performance measures
Adjusted EPS, adjusted operating earnings and free cash flow
Achievement Percentage	Payout Percentage
120%+	200%
100%	100%
90%	50%
Less than 90%	0%
Revenue
Achievement Percentage	Payout Percentage
105%+	200%
100%	100%
95%	50%
Less than 95%	0%

Individual Performance

Once the potential payout amounts under the Section 162(m) Plan and the ECIP were computed for each NEO based on our financial performance as described above, the committee assessed each NEO’s performance during 2015 to determine the actual cash incentive payments. The committee and other independent directors met to review Mr. Dvorak’s performance based on his achievement of goals and objectives, his contribution to our overall performance and other leadership accomplishments. The committee’s assessment of other officers required significant input from Mr. Dvorak. The committee received a performance assessment from Mr. Dvorak and also exercised its judgment based on its interactions with the officer. As with the evaluation of Mr. Dvorak’s performance, the officer’s performance evaluation was based on the achievement of established goals and objectives, the officer’s contributions to our performance and other leadership attributes and accomplishments. The goals set for each NEO for 2015 reflected the wide range of responsibilities that are attributed to each and included goals pertaining to company culture initiatives, financial performance, corporate strategy, quality and operational excellence initiatives and regulatory compliance, among other areas. Based on its assessment, the committee chose not to exercise negative discretion as a result of any NEO’s individual performance in 2015, but the committee did cap all payouts under the ECIP at 100% of target due to below-target performance on the revenue metric. Absent that cap, payouts would have ranged from 106.1% to 109.3%.

Biomet Merger Cash Integration Incentive Plan

In adopting a cash integration incentive plan, it was the committee’s desire to promote the integration of Zimmer and Biomet, which is critical to our long-term success and to achieving target synergies over the first three years post-closing. Further, the committee desired to provide a global cash incentive program that would align the interests of identified key individuals who would be accountable and responsible for delivery of net annual operating synergy targets and initiatives designed to accelerate sales growth. The committee approved a three-year plan under the EPIP that has four measurement periods: (1) July 1 – December 31, 2015; (2) 2016; (3) 2017; and (4) January 1 – June 30, 2018, with cash payouts contingent upon meeting or exceeding synergy targets and initiatives designed to accelerate sales growth during each of those measurement periods. If actual achievement is below target in any measurement period, there will be no payout for that measurement period. If actual achievement is at or above target, payout will be at target. For the 2015 measurement period, NEOs’ target payout opportunities under this plan were equal to 50% of their respective target opportunities under the ECIP for the portion of the year following the closing of the merger.

At the time of the merger announcement in April 2014, we expected to achieve $135 million of net EBIT (earnings before interest and taxes) synergies in the first year post-closing, and $350 million in net EBIT synergies in the first three years post-closing. In October 2015, we announced that we were raising our estimate of net EBIT synergies that would be achieved in the first year post-closing to $155 million, while maintaining our estimate of net EBIT synergies to be achieved over the first three years post-closing at $350 million. In the second half of 2015 (i.e., the first six months post-closing), we over-delivered against our net EBIT synergies target. In addition, certain additional milestones related to growth and transformation

44   Zimmer Biomet

EXECUTIVE COMPENSATION

initiatives intended to accelerate sales growth were fully achieved in the second half of 2015. Accordingly, the committee approved payouts at target for the 2015 measurement period, as shown below.

			Actual Payment as a
	Opportunity (at Target		Percentage of Target
NEO	Performance) ($)	Actual Payment ($)	Opportunity
David C. Dvorak	379,735	379,735	100%
Daniel P. Florin	130,531	130,531	100%
Katarzyna Mazur-Hofsaess(1)	122,565	122,565	100%
Stuart G. Kleopfer	89,648	89,648	100%
Daniel E. Williamson	89,732	89,732	100%
James T. Crines(2)	Not applicable	Not applicable	Not applicable

(1)	Dr. Mazur-Hofsaess’ compensation is paid in Swiss Francs and has been converted to U.S. Dollars for purposes of this table using the average exchange rate for 2015 of 1 CHF = 1.038685 USD.

(2)	Mr. Crines retired effective July 31, 2015 and was not eligible to participate in this plan.

EQUITY-BASED INCENTIVES

In 2015, the committee awarded four types of equity-based incentive awards to our NEOs:

●	an annual grant of stock options to continuing and new executives post-merger;
●	an annual grant of PRSUs to continuing and new executives post-merger, which PRSUs will be earned based on 2015-2017 performance and will vest in 2018;
●	a special one-time stock option grant to certain legacy Zimmer and former Biomet personnel in connection with the closing of the merger; and
●	a special one-time grant of time-based RSUs to former Biomet executives who became employees of the combined company, in return for their waiving rights to change in control cash severance payments that they would have been eligible to receive under their respective employment agreements with Biomet upon a termination for good reason within two years following the Biomet merger.

Each of these awards is discussed further below.

Annual Long-Term Equity-Based Awards

In determining target grant values for the annual grant of long-term equity-based awards, the committee reviewed market data based on peer group benchmarking. This review focused on determining grant levels that would be competitive with equity awards provided to similarly situated officers in our peer group. In addition to reviewing market data, for those NEOs who were employees of Zimmer prior to the Biomet merger, the committee took into consideration the target grant value awarded to each in 2014 and each such NEO’s 2014 performance, including his or her contribution to the company’s 2014 performance. Further, with respect to target grant values for all NEOs, the committee took into consideration the committee’s expectations of each NEO’s future contributions to the company, internal equity principles, shares available to be granted, potential stockholder dilution and the expense associated with stock-based compensation. After considering these factors, the committee set target grant values that were intended to range from approximately the 50th to the 75th percentiles of the peer group. The committee considered these target grant values in connection with its determination of each NEO’s total compensation for 2015.

Annual equity-based awards granted to the NEOs include a mix of time- and performance-based equity vehicles. For 2015, the mix (based on grant date fair value) of the annual awards was approximately 50% stock options and 50% PRSUs that require achievement of an objective performance measure over a three-year period. While the committee has increased the use of performance-vesting awards, it has retained stock options as a component of the LTI program so that a portion of the award will have value only to the extent our stock price rises after the grant date.

The committee uses iTSR over a three-year period as the performance measure applicable to the PRSU component of the annual LTI grant. iTSR is a function of operating profit growth and free cash flow yield, measures that management can influence to support our long-term business strategies. For 2015, the committee set a performance target for iTSR of 12% for the three-year period 2015-2017. Possible payouts for the PRSUs range from zero if actual 2015-2017 iTSR is less than 50%

45

EXECUTIVE COMPENSATION

of target performance to 200% if actual 2015-2017 iTSR is at least 158.33% of target. The payout percentage is subject to modification (but not below 0% or above 200%) based on the company’s external TSR relative to the TSR performance of the S&P 500 Healthcare Index over the same period (the “relative TSR modifier”). PRSUs earned based on 2015-2017 performance will vest in 2018.

The committee believes the current plan design is strongly correlated to external TSR. Back testing the iTSR measure has confirmed a historically strong correlation between the company’s iTSR and TSR over three- and five-year periods since 2001. The current design also minimizes duplication with the annual incentive plan.

Special One-Time Stock Option Grants

In determining to award special one-time stock option grants to certain legacy Zimmer and former Biomet personnel upon the closing of the merger, the committee desired to recognize contributions made by legacy Zimmer executives in transacting the deal and to provide additional incentive to legacy Biomet executives to accept leadership positions with the combined company, and to further the continued alignment of the executive officers’ interests with those of the combined company and its stockholders. The grant date fair value of these special one-time awards was generally targeted at approximately 50% of the value of the executives’ annual long-term incentive awards.

Special One-Time RSU Awards to Former Biomet Executives

Pursuant to former Biomet executives’ employment agreements with Biomet, if, within two years following the closing of the merger, we terminate the executive’s employment other than for “cause” (as defined in the agreement) and other than due to the executive’s death or disability, the executive will be entitled to receive a change in control cash severance payment approximately equal to (A) two times the executive’s base salary plus two years of bonus compensation, plus (B) a pro rata bonus for the year of termination, plus (C) a COBRA subsidy for up to 18 months (the “Biomet change in control cash severance payment”). The executives’ employment agreements also provided that, if, within two years following the closing of the merger, the executive terminated his or her employment with us for “good reason” (as defined in the agreement), the executive would be entitled to receive the Biomet change in control cash severance payment. The committee determined that, with respect to former Biomet executives with such employment agreements who became our executive officers, in return for an executive waiving his or her right to trigger the Biomet change in control cash severance payment by resigning for “good reason” within two years post-merger, it would award the executive a special one-time RSU grant with a grant date fair value approximately equal to the Biomet change in control cash severance payment. The RSUs cliff vest on the second anniversary of the grant date, and, therefore, unlike cash payments, serve as a retention tool, help motivate the executives to drive the long-term performance of the company and align the executives’ interests with long-term stockholder value. If we terminate a former Biomet executive’s employment for a reason other than for “cause” and other than due to the executive’s death or disability within two years post-merger, he or she will be entitled to the Biomet change in control cash severance payment and the special one-time RSU grant will be canceled and forfeited.

Actual Performance under the 2013-2015 PRSU Grant

For PRSUs granted in 2013 with a 2013-2015 performance period, the applicable payout curve, our actual performance against the iTSR target, the impact of the relative TSR modifier and the resulting payout percentage are shown below:

Achievement Percentage
			/ Preliminary Payout	Relative TSR	Final Payout
2013-2015 PRSUs –	Target	Actual(1)	Percentage(2)	Modifier(1)	Percentage(3)
Performance and Payout Percentages	(%)	(%)	(%)	(%)	(%)
Three-Year iTSR (2013-2015)	12.0%	12.2%	102.86%	-16.0%	86.4%

(1)	See Appendix A for the computation of iTSR for 2013-2015, including the impact of the relative TSR modifier.

(2)	1 + (0.2 / 7.0) = 1.0286 = 102.86%

(3)	102.86% - (102.86% × 16.0%) = 86.4%

46   Zimmer Biomet

EXECUTIVE COMPENSATION

Payout Curve Applicable to 2013-2015 PRSU Grant
Actual Performance as a Percentage of Targeted Performance(1)	iTSR for the Performance Period	Percentage of Target Award Earned(1), (2)
Less than 50.00%	Less than 6%	None
Minimum 50.00%	6%	50.00%
Target 100.00%	12%	100.00%
Maximum 158.33%	19%	200.00%

(1)	Linear interpolations between specified percentages.

(2)	Subject to modification based on the company’s iTSR performance as compared to the relative TSR modifier.

OTHER COMPENSATION

Employment and Change in Control Severance Agreements

We did not have employment agreements with any of our executive officers prior to the Biomet merger, and we have continued this practice for the combined company post-closing. However, we have entered into change in control severance agreements with each of our current executive officers. These agreements are intended to maintain continuity of management, particularly in the context of a transaction in which we undergo a change in control.

These agreements are “double triggered,” which means that an executive is only entitled to severance payments if:

●	we experience a change in control as defined in the agreement; and
●	the executive’s employment is terminated.

The committee believes that it is appropriate to provide the NEOs with the specified severance in the event that their employment is terminated in connection with a change in control or their position is modified in such a way as to diminish their compensation, authority or responsibilities. See “Change in Control Arrangements” in the narrative discussion following the Potential Payments upon Termination of Employment table for a more detailed description of the material terms of these agreements.

Since 2009, all change in control severance agreements that we have entered into with newly hired or promoted executives contain no excise tax gross-up provisions. Accordingly, our agreements with Messrs. Florin, Kleopfer and Williamson and Dr. Mazur-Hofsaess contain no such provisions. Our agreement with Mr. Crines terminated upon his retirement from the company in July 2015.

Severance Benefits (Unrelated to a Change in Control)

We maintain a severance plan generally applicable to all U.S.-based full-time employees, including executives. The plan provides compensation to employees in the event of an involuntary termination without cause, based primarily on the employee’s years of service with us. The severance plan does not discriminate in favor of executives. From time to time when deemed appropriate by the committee, we have entered into separately negotiated severance agreements with executives upon their involuntary termination of employment without cause. Whether benefits are payable pursuant to the plan or separate agreement, employees must sign a general release of claims as a condition to receipt of severance benefits and continue to be bound by the terms of their non-competition agreements with us. A former employee who breaches his or her non-competition agreement with us must repay all severance benefits received. In addition, if facts are later discovered that would have warranted an employee’s termination for cause (rather than without cause), the employee must repay to us all severance benefits received.

47

EXECUTIVE COMPENSATION

Retirement and Other Post-Employment Benefits

During 2015, Messrs. Dvorak and Crines, the only legacy Zimmer NEOs based in the U.S., were eligible to participate in the following plans and programs:

●	our 401(k) savings and investment plan (“SIP”);
●	our defined benefit pension plan (“RIP”);
●	the benefit equalization plan that supplements the SIP (“BEP/SIP”); and
●	the benefit equalization plan that supplements the RIP (“BEP/RIP”).

We originally established these plans in 2001 to maintain levels of benefits consistent with those of our former parent. Only employees hired before September 2, 2002 may participate in the RIP and the BEP/RIP. During 2015, Messrs. Florin, Kleopfer and Williamson participated in a legacy Biomet 401(k) savings plan. They became eligible to participate in the SIP in January 2016. We have continued to offer these plans in an effort to remain competitive with market practices, retain talented employees, assist employees in preparing for retirement, provide income to employees following retirement and, in the case of the benefit equalization plans, provide benefits to eligible employees that are comparable, as a percentage of compensation, to benefits provided to employees whose compensation is not subject to limits under U.S. law. We believe that the total retirement benefits we provide are comparable to the retirement benefits provided by other companies within the medical device and biotech industries. We took the limited availability of the RIP and the BEP/RIP into account when we determined to provide enhanced benefits to affected employees under our SIP. Additionally, the cost of providing retirement benefits generally affects decisions regarding the types and amounts of other compensation and benefits that we may offer our employee population as a whole, but the provision of, or an NEO’s accumulated benefit under, our retirement plans generally does not affect decisions regarding the types or amounts of other compensation paid to that NEO in a given year. These plans are discussed in greater detail in the narrative following the Pension Benefits in 2015 table. For a description of the non-U.S. plans in which Dr. Mazur-Hofsaess participates, see the Pension Benefits in 2015 table and the narrative that follows it.

Disability Compensation

NEOs based in the U.S. may participate in the Restated Zimmer Biomet Holdings, Inc. Long-Term Disability Income Plan for Highly Compensated Employees. This plan is funded from our general assets and individual disability insurance policies we pay for. The plan provides disability benefits, as a percentage of total compensation, that are comparable to benefits provided to employees whose compensation is not limited for purposes of determining benefits payable under our base long-term disability insurance plan.

Perquisites

We provide executive officers with a limited range of perquisites or other benefits not generally available to all salaried employees. For 2015, these included the BEP/SIP, the BEP/RIP and the long-term disability income plan discussed above. Non-business use of our aircraft is limited and infrequent. No NEO used our aircraft for non-business purposes during 2015.

We do not provide executives with company cars or car allowances unless they are living overseas and such practices are consistent with local market practice. In connection with the Biomet merger, however, we made a lump sum cash payment of $16,900 (less applicable taxes) to each of Messrs. Florin, Kleopfer and Williamson as a one-time cash-out of their annual vehicle allowance that they had received as executives of Biomet. The purpose of this one-time payment was to assist these executives with the transition away from an annual vehicle allowance. We are not providing any ongoing vehicle allowance or future payments in lieu thereof to these former Biomet executives.

48   Zimmer Biomet

EXECUTIVE COMPENSATION

THE COMMITTEE’S PROCESSES AND ANALYSES

Role of Committee and Input from Management. The committee is responsible for determining our executive compensation strategies, structure, policies and programs and must specifically approve compensation actions relating to our NEOs.

When setting compensation for our executives, the committee receives input from management and from Willis Towers Watson. The committee gives significant consideration to the recommendations of management when setting compensation for our NEOs other than Mr. Dvorak. Management’s recommendations include specific amounts for base salaries, target cash incentive opportunities and equity-based awards. These recommendations are typically developed initially by our human resources personnel, taking into consideration such factors as compensation history, tenure, internal equity, responsibilities and retention concerns to maintain consistency among our executives. These recommendations are then reviewed, and may be changed, by Mr. Dvorak, who also considers his own assessment of the performance of each executive officer other than himself. Mr. Dvorak, our Senior Vice President, Global Human Resources and our Vice President, Global Compensation, Benefits, HRIS and HR Operations participate in committee meetings, at the request of the committee, to provide background information and explanations supporting compensation recommendations.

The committee itself reviews Mr. Dvorak’s performance and determines his compensation without his participation. The committee considers the company’s performance on an operational and financial basis and the committee’s assessment of Mr. Dvorak’s contributions during the year and overall performance. The committee receives input and recommendations with respect to Mr. Dvorak’s compensation from Willis Towers Watson.

The committee also reviews and approves actions related to other aspects of compensation that affect employees below the senior executive level, including compensation philosophy, annual incentive plan design and performance goals, equity award design and performance goals, equity value ranges and share pools.

Use of Peer Group Data. The committee reviews compensation data for a peer group of publicly traded companies, including other large medical device manufacturers and companies with whom we compete for business and for executive talent, to assess executive compensation levels, equity usage and incentive plan design and for performance comparisons. The peer group data is one of several inputs the committee considers when making compensation determinations. At the time compensation recommendations were developed and decisions were made relating to 2015 compensation, the following companies made up the peer group:

2015 Peer Group
C.R. Bard, Inc.
Baxter International Inc.
Becton, Dickinson and Company
Boston Scientific Corporation
CareFusion Corporation
Covidien plc
Hospira, Inc.
Medtronic plc
Quest Diagnostics Incorporated
St. Jude Medical, Inc.
Stryker Corporation
Thermo Fisher Scientific Inc.
Varian Medical Systems, Inc.

The committee routinely reviews the continuing relevancy of the companies in the peer group and makes changes as circumstances warrant. In the fall of 2014, in light of the pending Biomet merger, the committee reviewed the existing peer group with the assistance of Willis Towers Watson. It was the committee’s desire to utilize comparative information from an appropriate post-merger peer group as a market reference point when determining the post-closing executive compensation packages to be offered to the new senior executive team. The committee took into consideration business focus, market capitalization, revenues and the public availability of compensation and financial performance information and, consistent with Willis Towers Watson’s recommendation, added Baxter International Inc. to the peer group, increasing the number of peer companies from 12 to 13. The committee noted at that time that Baxter International, Inc. considered Zimmer to be a peer and considered 11 of Zimmer’s 12 peers to be a peer.

49

EXECUTIVE COMPENSATION

Role of Compensation Consultant. The committee has engaged Willis Towers Watson to provide advice and guidance to the committee on compensation proposals, including changes to compensation levels, the design of incentive plans, the setting of performance goals, and the design of other forms of compensation and benefits programs, as well as relevant information about market practices and trends. Typically, Willis Towers Watson attends committee meetings, reviews existing compensation programs to ensure consistency with our compensation philosophy and current market practices, and produces the comparative information derived from peer group and published survey data that the committee reviews when setting compensation. With respect to 2015, Willis Towers Watson’s major activities included:

●	developing post-merger pay recommendations for each member of our new executive management team;
●	developing recommendations regarding the payout or replacement of the change in control cash severance payments under former Biomet executives’ employment agreements;
●	developing recommendations regarding the post-merger composition of the peer group we use to provide comparative market data;
●	reviewing the pay-for-performance alignment of our executive compensation program;
●	reviewing our annual and long-term incentive plan design structure;
●	reviewing performance measures and targets for the annual and long-term incentive programs;
●	reviewing our executive perquisite program;
●	reviewing current issues and trends in executive compensation;
●	conducting a competitive market review of non-employee director compensation;
●	assisting with executive compensation disclosures for the annual proxy filing; and
●	assessing our executive compensation program and its relationship to organizational risk. The results of this assessment are discussed on page 23.

For many years, we have used the services of health and welfare benefit plan consultants formerly associated with the firm of Towers Perrin. As a result of the merger of the Watson Wyatt and Towers Perrin consulting firms in 2010, our longstanding health and welfare consultants are now associated with the same firm as the committee’s compensation consultant.

In accordance with SEC rules, the committee considered the following factors to help it determine whether Willis Towers Watson’s work has raised any conflicts of interest:

Other services provided by Willis Towers Watson: The following table shows the fees that we paid or accrued for consulting services related to executive and director compensation and all other services provided by Willis Towers Watson in 2015. All of the services described in the following fee table were approved by the committee:

Director and Executive Compensation Consulting Fees	$365,000
Health and Welfare Benefit Plan Consulting Fees	887,077
Total	$1,252,077

Fees paid to Willis Towers Watson relative to its total revenue: The total fees we paid to Willis Towers Watson in 2015 ($1.25 million) represented approximately three hundredths of one percent (0.03%) of Willis Towers Watson’s revenue for its 2015 fiscal year ($3.6 billion).

Policies and procedures to prevent conflicts of interest: Willis Towers Watson has represented to the committee that it has a range of robust policies and protocols in place that are intended to ensure that its advice is fully objective and independent. Among numerous other policies, these include:

●

Neither the lead compensation consultant nor any member of his team (each, a “Willis Towers Watson team member”) participates in any of the other consulting services provided to us by Willis Towers Watson.

●	No Willis Towers Watson team member is compensated or rewarded in any way for the other consulting services provided to us.

In addition, the committee has adopted a policy, described in more detail below, under which the committee must approve in advance all consulting services provided to us by Willis Towers Watson and its affiliates.

Consultant relationships with committee members: No Willis Towers Watson team member has any business or personal relationship with any member of the committee. Further, aside from the professional services which Willis Towers Watson may provide to other companies on whose boards of directors our committee members may serve, no member of our committee has a business or personal relationship with the firm Willis Towers Watson.

Consultant stock ownership: Willis Towers Watson has represented to the committee that no Willis Towers Watson team member directly owns any Zimmer Biomet stock.

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EXECUTIVE COMPENSATION

Consultant relationships with executive officers: No Willis Towers Watson team member has any business or personal relationship with an executive officer of Zimmer Biomet. Further, aside from the company’s business relationship, no company executive officer has a business or personal relationship with the firm Willis Towers Watson.

Based on its review of these factors, the committee concluded that the work of Willis Towers Watson did not raise any conflicts of interest.

The committee has adopted a policy under which the committee must approve in advance all consulting services provided to us by Willis Towers Watson and its affiliates. Pursuant to the policy, the Willis Towers Watson fee budget for all services to be provided during the following fiscal year is presented to the committee for review and approval at its December meeting. Having this authority permits the committee to make real time assessments of the magnitude of fees being charged by Willis Towers Watson for other work and, to the extent those fees could give rise to a potential conflict of interest, to disapprove that work. The following additional protocols govern all of Willis Towers Watson’s engagements with us:

●	To the extent that a service can be forecasted in advance, approval may be given by the committee as part of the fee budget presented to the committee.
●

With respect to a service that is identified after the budget is approved, the scope and cost of the service are to be provided to the Vice President, Global Compensation, Benefits, HRIS and HR Operations, who will arrange to obtain approval.

●	The committee has delegated to its Chairman the authority to pre-approve services to be provided by Willis Towers Watson, provided that such services do not exceed an aggregate of $100,000 annually.
●	Any approvals given by the Chairman using this delegation of authority are to be reported to the full committee at its next meeting.
●	Annually, the committee is to receive a report of the total fees we paid to Willis Towers Watson and its affiliates for executive or director compensation services and all other services.

GOVERNANCE FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM

Equity Incentive Grant Practices

The committee approves equity-based awards to NEOs at approximately the same time each year, during its first regularly-scheduled meeting of the year, typically in February. In recent years prior to 2015, the committee established a mid-March grant date for annual equity grants to all eligible employees. The mid-March grant date timing was driven by these considerations:

●

It coincides with our calendar-year-based performance management cycle, allowing supervisors to communicate the equity award decisions close in time to performance appraisals, which increases the impact of the awards by strengthening the link between pay and performance.

●	It follows the annual earnings release and the filing of our Annual Report on Form 10-K.
●	The annual operating plan is available at that time and is considered by the committee when setting targets for performance measures.

In February 2015, when the committee took action to set the grant date for the annual equity grants and the special one-time grants in connection with the Biomet merger, it was expected that the merger would close by the end of the first quarter of 2015, subject to applicable regulatory approvals, and the committee selected the merger closing date as the grant date. The merger closed on June 24, 2015 following receipt of U.S. Federal Trade Commission clearance. The June 2015 grant date was solely a result of the timing of the merger closing. The committee has returned to a mid-March grant date for 2016, consistent with past practice.

The committee approves target grant values for stock options and PRSUs prior to the grant date. On the grant date, those values are converted to a number of options and PRSUs based on:

●	the average of the high and the low selling prices of our common stock on the grant date; and
●	the same valuation methodology we use to determine the accounting expense of the grants under ASC 718.

51

EXECUTIVE COMPENSATION

The committee typically delegates authority to Mr. Dvorak to grant a limited number of equity-based awards for purposes of attracting new employees, rewarding superior employee performance and recognizing exceptional effort and commitment as he deems appropriate from time to time. He is not authorized to grant awards to executive-level employees or new hires for executive-level positions. The aggregate number of shares underlying all such grants by Mr. Dvorak during 2015 was limited to 225,000. He subsequently reports any such grants he makes to the committee. Grants to new hires and other off-cycle grants are effective on the first trading day of the month following the later of Mr. Dvorak’s approval of the grant or the new hire’s start date.

Under the terms of our management stock incentive plan and corresponding award agreements, the vesting of stock options held for at least one year accelerates upon the employee’s retirement, reaching age 60, death or involuntary termination without cause if the employee executes a general release of claims. In the case of retired or deceased employees, the options remain exercisable for the original option term. If the employee’s employment ends for a reason other than retirement or death as defined in the plan, the employee will have three months from the date of termination to exercise. We believe these practices enhance the effectiveness of stock options granted to more experienced employees. The committee does not consider these accelerated vesting practices when it determines the type or number of awards granted to a particular employee in any given year.

Executive Stock Ownership Guidelines

The NEOs must meet stock ownership guidelines set by the Board. The committee oversees compliance with these guidelines and periodically reviews the guidelines. The guidelines require Mr. Dvorak to own shares or units with a value equal to at least five times his base salary and the other NEOs (except Mr. Crines) to own shares or units with a value equal to at least three times their base salaries. Mr. Crines, who retired in July 2015, is no longer subject to stock ownership guidelines. All shares and units owned by the NEO count toward these guidelines, including shares owned indirectly, shares held in our employee stock purchase plan, as well as restricted shares, RSUs and PRSUs (at the target award level). In addition, one-half of the unrealized gain on vested stock options is counted toward these guidelines. NEOs subject to the guidelines may not sell shares acquired through option exercises or vesting of restricted stock, RSUs or PRSUs (other than to cover any required tax withholding obligation) until the minimum ownership requirements have been satisfied. As shown in the below table, all NEOs are in compliance with the guidelines. We have approved procedures by which every executive officer must obtain clearance prior to selling any shares of our common stock, in part to ensure no executive falls out of compliance with the stock ownership guidelines.

NEO	Multiple of Salary Required	Date by Which Requirement Must Be Met	Multiple of Salary Held as of January 4, 2016	In Compliance
David C. Dvorak	5x	Now	>45x	Yes
Daniel P. Florin	3x	June 2020	>10x	Yes
Katarzyna Mazur-Hofsaess	3x	May 2018	>4x	Yes
Stuart G. Kleopfer	3x	June 2020	>5x	Yes
Daniel E. Williamson	3x	June 2020	>5x	Yes
James T. Crines	Not applicable	Not applicable	Not applicable	Not applicable

Executive Compensation Recoupment Policy

In February 2011, the Board adopted an executive compensation recoupment policy. This policy applies to cash incentive compensation paid under the EPIP and equity incentive awards granted to executive officers. In the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under federal securities laws, the Board will review the facts and circumstances that led to the requirement for the restatement and take any actions it deems appropriate with respect to incentive-based compensation. The Board will consider whether an executive officer received compensation based on performance reported, but not actually achieved, or was accountable for the events that led to the restatement, including any misconduct. Actions the Board may take include: seeking recovery of incentive-based compensation received by an executive officer during the three-year period preceding the date we are required to prepare an accounting restatement in excess of what would have been paid to the executive officer under the

52   Zimmer Biomet

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accounting restatement; imposing disciplinary actions; and pursuing any other remedies. In addition, the committee is monitoring regulatory developments with respect to compensation recoupment policies and will recommend to the Board any changes to the current policy that are necessary or appropriate in light of final rules to be issued by the SEC and the New York Stock Exchange.

Prohibition on Hedging and Pledging

Our Stock Trading Policy prohibits directors and executive officers from holding company stock in a margin account or otherwise pledging company stock as collateral for a loan. The policy also prohibits directors and executive officers from entering into hedging, monetization, short sale or similar transactions involving the company’s stock that are intended to realize the value of, or limit the risks and rewards of owning, company stock.

Tax Deductibility of Executive Compensation

Section 162(m) of the Code limits the deductibility of compensation paid to the most highly-compensated executive officers of U.S. public companies to $1,000,000 per year unless the compensation qualifies as performance-based. The committee’s policy is to take into account Section 162(m) in establishing compensation of our NEOs. However, the deductibility of some types of compensation payments can depend upon the timing of the vesting or an executive’s exercise of previously granted awards. Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond our control also can affect deductibility of compensation. For these and other reasons, the committee has determined that it will not necessarily seek to limit executive compensation to that sum which is deductible under Section 162(m). In connection with its intention that the annual incentive cash payment to Mr. Dvorak related to 2015 performance qualify as performance-based compensation, the committee established the Section 162(m) Plan arrangement under the EPIP applicable only to Mr. Dvorak and one other executive officer. In 2015, the impact of the Section 162(m) limitation on our after-tax compensation expense was not material.

The EPIP and our equity-based incentive plans contain performance-based conditions and have been approved by stockholders so that payments under those plans can qualify as performance-based compensation. We will continue to monitor developments and assess alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with our compensation policies and what we believe is in the best interests of our stockholders.

COMPENSATION COMMITTEE REPORT

The Compensation and Management Development Committee of the Board of Directors consists of the five directors named below, each of whom meets the independence standards of the Board’s Corporate Governance Guidelines, the New York Stock Exchange listing standards and applicable securities laws.

We reviewed and discussed with management the Compensation Discussion and Analysis that precedes this report. Based on our review and discussions with management, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Zimmer Biomet’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and this proxy statement.

Compensation and Management Development Committee

Arthur J. Higgins, Chair
Betsy J. Bernard
Paul M. Bisaro
Michael J. Farrell
Cecil B. Pickett, Ph.D.

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2015 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David C. Dvorak President and CEO	2015	1,056,258	—	3,749,949	3,750,054	1,729,269	1,056,303	50,345	11,392,178
	2014	934,919	—	2,999,891	2,999,957	1,082,169	1,460,054	44,884	9,521,874
	2013	904,023	—	2,850,024	2,849,992	930,240	111,975	43,494	7,689,748
Daniel P. Florin(6) Senior VP, CFO	2015	290,069	—	2,812,355	1,999,975	391,594	—	20,961	5,514,954
Katarzyna Mazur-Hofsaess(7) President, EMEA	2015	590,961	—	749,946	1,500,088	581,107	169,330	27,772	3,619,204
	2014	597,292	—	587,401	587,461	603,414	382,725	25,570	2,783,863
	2013	578,999	—	574,883	574,984	316,114	125,721	29,923	2,200,624
Stuart G. Kleopfer(6) President, Americas	2015	224,120	—	1,922,970	1,000,083	268,945	—	22,813	3,438,931
Daniel E. Williamson(6) Group President, Joint Reconstruction	2015	224,329	—	1,679,932	1,000,083	269,196	—	24,972	3,198,512
James T. Crines(8) Former EVP, Finance and CFO	2015	334,646	750,000	—	—	267,717	831,779	17,023	2,201,165
	2014	539,869	—	1,100,008	1,100,030	399,935	892,957	27,661	4,060,460
	2013	525,727	—	1,049,950	1,050,010	349,756	82,168	27,025	3,084,636

(1)	Represents the grant date fair value of stock awards determined in accordance with ASC 718. For a discussion of the assumptions made in the valuation of the awards, see Note 5 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015. As described in the CD&A, the stock awards consist of PRSUs and, for Messrs. Florin, Kleopfer and Williamson, a special one-time grant of RSUs. We do not pay or accrue dividends or dividend equivalents on PRSUs or RSUs.

PRSU amounts represent the value at the grant date based upon the probable outcome of the performance conditions. The following table presents the grant date fair value of the PRSUs included in the “Stock Awards” column and the grant date fair value of these awards assuming that the highest level of performance conditions would be achieved:

	2015 PRSU Awards		2014 PRSU Awards		2013 PRSU Awards
Name	Grant Date Fair Value (Based on Probable Outcome) ($)	Grant Date Fair Value (Based on Maximum Performance) ($)	Grant Date Fair Value (Based on Probable Outcome) ($)	Grant Date Fair Value (Based on Maximum Performance) ($)	Grant Date Fair Value (Based on Probable Outcome) ($)	Grant Date Fair Value (Based on Maximum Performance) ($)
David C. Dvorak	3,749,949	7,499,899	2,999,891	5,999,782	2,850,024	5,700,048
Daniel P. Florin	1,000,184	2,000,369	—	—	—	—
Katarzyna Mazur-Hofsaess	749,946	1,499,892	587,401	1,174,802	574,883	1,150,141
Stuart G. Kleopfer	499,927	999,855	—	—	—	—
Daniel E. Williamson	499,927	999,855	—	—	—	—
James T. Crines	—	—	1,100,008	2,200,015	1,049,950	2,099,899

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The special one-time grant of RSUs to Messrs. Florin, Kleopfer and Williamson will cliff vest on the second anniversary of the grant date, contingent on continued employment through that date. These RSUs were granted in return for Messrs. Florin, Kleopfer and Williamson waiving their rights under their Biomet employment agreements to receive change in control cash severance payments if they terminate their employment with us for “good reason” within two years after the Biomet merger. The following table presents the grant date fair value of the one-time RSU awards, which approximated the value of the waived change in control cash severance payments.

Name	Grant Date Fair Value of Special One-Time RSU Awards ($)
Daniel P. Florin	1,812,170
Stuart G. Kleopfer	1,423,042
Daniel E. Williamson	1,180,005

(2)	Represents the grant date fair value of option awards determined in accordance with ASC 718. For a discussion of the assumptions made in the valuation of our stock options, see Note 5 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015. As described in the CD&A, in addition to the annual stock option grant, Messrs. Florin, Kleopfer and Williamson and Dr. Mazur-Hofsaess received a special one-time stock option grant in connection with the closing of the Biomet merger. The grant date fair values of the annual grant and the special one-time grant of stock options to these NEOs were approximately the same.

(3)	As described in the CD&A, for 2015, amounts reported consist of the following awards: annual cash incentive awards and, for all NEOS except Mr. Crines, Biomet merger cash integration incentive awards. For 2014 and 2013, amounts reported consist solely of annual cash incentive awards under the EPIP. The following table shows the annual cash incentive awards and the Biomet merger cash integration incentive awards for 2015:

		Mr. Dvorak	Mr. Florin	Dr. Mazur-Hofsaess	Mr. Kleopfer	Mr. Williamson	Mr. Crines
Annual cash incentive award		1,349,534	261,063	458,542	179,297	179,464	267,717
Biomet merger cash integration incentive		379,735	130,531	122,565	89,648	89,732	—
	Total	1,729,269	391,594	581,107	268,945	269,196	267,717

(4)	Amounts reported represent the change in actuarial present value of the NEO’s accumulated benefit under the plans indicated below, as applicable, from December 31, 2014 to December 31, 2015, from December 31, 2013 to December 31, 2014, and from December 31, 2012 to December 31, 2013, respectively. The accumulated benefit is the benefit to which the NEO would be entitled had he or she terminated employment as of December 31 of such year and elected to commence his or her benefit at the earliest age at which the NEO would receive an unreduced benefit, assuming he or she had met the eligibility conditions, payable as a monthly benefit for as long as the NEO lived.

Name		2015 ($)	2014 ($)	2013 ($)
David C. Dvorak
RIP(a)		53,065	196,053	11,401
BEP/RIP(a)		1,003,238	1,264,001	100,574
	Total	1,056,303	1,460,054	111,975
Daniel P. Florin		—	—	—
Katarzyna Mazur-Hofsaess
SVE(b)		16,036	40,171	12,216
JJS(b)		153,294	342,554	113,505
	Total	169,330	382,725	125,721
Stuart G. Kleopfer		—	—	—
Daniel E. Williamson		—	—	—
James T. Crines
RIP(a)		175,464	247,399	29,609
BEP/RIP(a)(c)		656,315	645,558	52,559
	Total	831,779	892,957	82,168

(a)	RIP refers to our defined benefit pension plan, the Retirement Income Plan. BEP/RIP refers to the benefit equalization plan that supplements the RIP. The expected benefit payments are discounted using interest and mortality assumptions to produce the present value of the accumulated benefit as of December 31 of such year. With respect to the RIP, the assumed interest rates for 2015, 2014 and 2013 are 4.39%, 4.10% and 4.98%, respectively. The mortality assumption for 2015 is based on the RP-2014 Total Healthy Annuitant Mortality Table rolled back to 2006 and projected with Mortality Improvement Scale MP-2015. The mortality assumption for 2014 is based on the RP-2000 Generational Mortality Table with Scale BB. The mortality assumption for 2013 is based on the 2014 PPA Mortality Table. With respect to the BEP/RIP, the assumed interest rates are 1.82% for the first 5 years, 4.12% for the next 15 years and 5.01% for years above 20 and the mortality assumption is based on the 2016 Internal Revenue Service (“IRS”) mortality table.

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EXECUTIVE COMPENSATION

(b)	SVE and JJS refer to our defined benefit cash balance type pension plans generally available to all employees in Switzerland. The SVE provides benefits based on compensation up to $152,300 for 2015, $160,741 for 2014 and $156,244 for 2013 and the JJS provides benefits based on compensation in excess of $152,300 up to $878,728 for 2015, $160,741 up to $927,428 for 2014 and $156,244 up to $908,539 for 2013. The assumed interest rates for 2015, 2014 and 2013 are 1.10%, 1.17% and 2.30%, respectively. The mortality assumption for all years is based on the BVG 2010 Mortality Table. The reported amounts are based upon the portion of the accumulated benefits attributable to company contributions.

(c)	Mr. Crines retired on July 31, 2015.

(5)	Amounts reported for 2015 include the following:

		Mr. Dvorak	Mr. Florin	Dr. Mazur-Hofsaess	Mr. Kleopfer	Mr. Williamson	Mr. Crines
Company contributions to the SIP, our 401(k) savings plan		11,925	2,909	—	5,692	7,156	11,925
Company contributions to the BEP/SIP, a benefit equalization plan that supplements the SIP		35,607	—	—	—	—	3,134
Automobile allowance cash-out (a one-time cash payment (less applicable taxes) intended to assist these former Biomet executives with the transition away from an annual automobile allowance)		—	16,900	—	16,900	16,900	—
Incremental cost of company-provided automobile (lease payments, fuel, maintenance, insurance)		—	—	27,772	—	—	—
Disability insurance premiums		2,813	1,152	—	221	916	1,964
	Total	50,345	20,961	27,772	22,813	24,972	17,023

(6)	Messrs. Florin, Kleopfer and Williamson joined the company on June 24, 2015 upon the closing of the Biomet merger.

(7)	Dr. Mazur-Hofsaess’ compensation is paid in Swiss Francs and has been converted to U.S. Dollars using the average exchange rates for 2015, 2014 and 2013 of 1CHF = 1.038685 USD, 1 CHF = 1.09625 USD, and 1 CHF = 1.078513 USD, respectively.

(8)	Mr. Crines retired on July 31, 2015. As described in the CD&A, the bonus reported in column (d) represents a one-time discretionary cash bonus paid to Mr. Crines in recognition for his efforts and contributions related to the Biomet merger. The bonus was paid following Mr. Crines’ retirement from the company after nearly 20 years of service. The bonus was intended to recognize and reward Mr. Crines’ extraordinary efforts leading up to the announcement of the Biomet merger and during the 14 months between deal announcement and closing, as well as his contributions to integration planning for the post-closing combined company and his assistance with transition of his duties to Mr. Florin.

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GRANTS OF PLAN-BASED AWARDS IN 2015

		Date of Comp. Committee Action	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards(1) ($/Sh)	Closing Market Price on Date of Grant ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2) ($)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)		(l)
David C. Dvorak(3)	—	—	674,767	1,349,534	2,699,068	—	—	—	—	—	—	—	—
	—	—	—	379,735	—	—	—	—	—	—	—	—	—
	06/24/15	02/19/15	—	—	—	17,069	34,137	68,274	—	—	—	113.52	3,749,949
	06/24/15	02/19/15	—	—	—	—	—	—	—	157,433	113.83	113.52	3,750,054
Daniel P. Florin	—	—	130,532	261,063	522,126	—	—	—	—	—	—	—	—
	—	—	—	130,531	—	—	—	—	—	—	—	—	—
	06/24/15	02/19/15	—	—	—	4,553	9,105	18,210	—	—	—	113.52	1,000,184
	06/24/15	02/19/15	—	—	—	—	—	—	16,225	—	—	113.52	1,812,170
	06/24/15	02/19/15	—	—	—	—	—	—	—	41,980	113.83	113.52	999,964
	06/24/15	02/19/15	—	—	—	—	—	—	—	41,982	113.83	113.52	1,000,011
Katarzyna Mazur-Hofsaess(4)	—	—	229,271	458,542	917,084	—	—	—	—	—	—	—	—
	—	—	—	122,565	—	—	—	—	—	—	—	—
	06/24/15	02/19/15	—	—	—	3,414	6,827	13,654	—	—	—	113.52	749,946
	06/24/15	02/19/15	—	—	—	—	—	—	—	31,489	113.83	113.52	750,068
	06/24/15	02/19/15	—	—	—	—	—	—	—	31,487	113.83	113.52	750,020
Stuart G. Kleopfer	—	—	89,649	179,297	358,594	—	—	—	—	—	—	—	—
	—	—	—	89,648	—	—	—	—	—	—	—	—	—
	06/24/15	02/19/15	—	—	—	2,276	4,551	9,102	—	—	—	113.52	499,927
	06/24/15	02/19/15	—	—	—	—	—	—	12,741	—	—	113.52	1,423,042
	06/24/15	02/19/15	—	—	—	—	—	—	—	20,994	113.83	113.52	500,077
	06/24/15	02/19/15	—	—	—	—	—	—	—	20,991	113.83	113.52	500,006
Daniel E. Williamson	—	—	89,732	179,464	358,928	—	—	—	—	—	—	—	—
	—	—	—	89,732	—	—	—	—	—	—	—	—	—
	06/24/15	02/19/15	—	—	—	2,276	4,551	9,102	—	—	—	113.52	499,927
	06/24/15	02/19/15	—	—	—	—	—	—	10,565	—	—	113.52	1,180,005
	06/24/15	02/19/15	—	—	—	—	—	—	—	20,994	113.83	113.52	500,077
	06/24/15	02/19/15	—	—	—	—	—	—	—	20,991	113.83	113.52	500,006
James T. Crines	—	—	133,859	267,717	535,434	—	—	—	—	—	—	—	—

(1)	The committee set the exercise price of stock options at fair market value on the date of grant. The 2009 Plan defines “fair market value” as the average of the high and low selling prices of our common stock on the New York Stock Exchange on the date of grant. An exercise price in excess of fair market value may be used for employees based outside the United States.

(2)	Amounts represent the grant date fair value of stock and option awards determined in accordance with ASC 718. With respect to equity incentive plan awards, amounts represent the value at the grant date of PRSUs based upon the probable outcome of the performance conditions. For a discussion of the assumptions made in the valuation of our equity awards, see Note 5 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

(3)	The amounts shown in the “Threshold,” “Target” and “Maximum” columns under the heading “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” for Mr. Dvorak in the first line associated with his name consist of the cash incentive opportunity amounts that would have resulted from the application of the target award percentages, financial measures and weightings that the Compensation and Management Development Committee established and expected to utilize in its exercise of negative discretion to reduce Mr. Dvorak’s payout under the Section 162(m) Plan, as described further in the CD&A. Under the Section 162(m) Plan, if we reported net earnings for 2015, a bonus of 5% of our net earnings for 2015 would have been payable to Mr. Dvorak, subject to a limit of 400% of his base salary of $944,100 as of January 1, 2015, or $3,776,400. However, because the Compensation and Management Development Committee intended and expressed that it would exercise negative discretion to reduce that amount, we have disclosed in this table the possible amounts that Mr. Dvorak could have received pursuant to that exercise of negative discretion.

(4)	Dr. Mazur-Hofsaess’ compensation is paid in Swiss Francs and has been converted to U.S. Dollars using the average exchange rate for 2015 of 1 CHF = 1.038685 USD.

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EXECUTIVE COMPENSATION

Narrative Discussion

Non-Equity Incentive Plan Awards. The non-equity incentive plan awards reflected in the first row of the table for each NEO in columns (c) through (e) represent the ECIP annual cash incentive opportunity for 2015. The non-equity incentive plan awards reflected in the second row of the table in column (d) for each NEO (other than Mr. Crines) were granted under the EPIP and represent the Biomet merger cash integration incentive plan opportunity for the measurement period July 1 – December 31, 2015. Amounts actually earned for 2015 performance are shown in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.” Material terms of the ECIP awards and the Biomet merger cash integration incentive awards, including a discussion of the applicable performance measures and target and actual performance for 2015, are described in the CD&A.

Equity Incentive Plan Awards. The equity incentive plan awards reflected in columns (f) through (h) were granted under the 2009 Stock Incentive Plan (the “2009 Plan”) and represent PRSUs. The grant date fair value of these PRSUs was $109.85 per unit. Material terms of the PRSUs, including a discussion of the applicable performance measure and target performance for the three-year performance period ending December 31, 2017, are described in the CD&A. We do not pay or accrue dividends or dividend equivalents on PRSUs.

Stock Awards. The stock awards reflected in column (i) for Messrs. Florin, Kleopfer and Williamson were granted under the 2009 Plan and represent a special one-time grant of RSUs to these former Biomet executives that will cliff vest on the second anniversary of the grant date, contingent on continued employment through that date. The grant date fair value of these RSUs was $111.69 per unit. Material terms of the RSUs are described in the CD&A. We do not pay or accrue dividends or dividend equivalents on RSUs.

Option Awards. The option awards reflected in column (j) were granted under the 2009 Plan and represent nonqualified stock options. In addition to the annual grant of stock options for 2015, Messrs. Florin, Kleopfer and Williamson and Dr. Mazur-Hofsaess received a special one-time stock option grant in connection with the closing of the Biomet merger. The grant date fair value of these awards was $23.82 per option, as determined using a Black-Scholes option pricing model. The stock options generally become exercisable in four equal installments on the first through fourth anniversaries of the grant date, contingent on continued employment through the applicable vesting date. Option awards may vest on an accelerated basis after the NEO has held the award for at least one year if the NEO reaches age 60 or retires, or if the NEO’s employment is terminated involuntarily without cause and the NEO signs a general release of claims in favor of the company. Other material terms of the option awards are described in the CD&A.

58   Zimmer Biomet

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OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR-END

	Option Awards(1)					Stock Awards
								Number of	Market or
								Unearned	Payout
								Shares,	Value of
		Number of	Number of			Number of	Market Value	Units or	Unearned
		Securities	Securities			Shares or	of Shares or	Other	Shares,
		Underlying	Underlying			Units of	Units of	Rights	Units or
		Unexercised	Unexercised	Option		Stock That	Stock That	That Have	Other Rights
		Options	Options	Exercise	Option	Have Not	Have Not	Not	That Have
		(#)	(#)	Price(2)	Expiration	Vested(3)	Vested(4)	Vested(5)	Not Vested(4)
Name	Grant Date	Exercisable	Unexercisable	($)	Date	(#)	($)	(#)	($)
(a)		(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
David C. Dvorak	06/24/2015	—	157,433	113.83	06/24/2025
	03/17/2014	33,098	99,292	94.34	03/17/2024
	03/18/2013	86,890	86,890	73.15	03/18/2023
	03/19/2012	138,173	46,057	64.13	03/19/2022
	03/16/2011	163,845	—	60.01	03/16/2021
	03/16/2010	188,000	—	58.02	03/16/2020
	02/17/2009	222,700	—	39.94	02/17/2019
	02/19/2008	200,000	—	76.33	02/19/2018
	05/01/2007	100,000	—	88.76	05/01/2017
	02/06/2007	52,500	—	83.68	02/06/2017
	06/24/2015							34,137	3,502,115
	03/17/2014							31,485	3,230,046
	03/18/2013					32,810	3,365,978
Daniel P. Florin	06/24/2015	—	41,980	113.83	06/24/2025
	06/24/2015	—	41,982	113.83	06/24/2025
	06/24/2015					16,225	1,664,523	9,105	934,082
Katarzyna Mazur-Hofsaess	06/24/2015	—	31,489	113.83	06/24/2025
	06/24/2015	—	31,487	113.83	06/24/2025
	03/17/2014	6,482	19,443	94.34	03/17/2024
	03/18/2013	8,765	17,530	73.15	03/18/2023
	03/19/2012	5,656	5,656	64.13	03/19/2022
	03/16/2011	2,390	—	60.01	03/16/2021
	06/24/2015							6,827	700,382
	03/17/2014							6,165	632,467
	03/18/2013					6,620	679,146
Stuart G. Kleopfer	06/24/2015	—	20,994	113.83	06/24/2025
	06/24/2015	—	20,991	113.83	06/24/2025
	06/24/2015					12,741	1,307,099	4,551	466,887
Daniel E. Williamson	06/24/2015	—	20,994	113.83	06/24/2025
	06/24/2015	—	20,991	113.83	06/24/2025
	06/24/2015					10,565	1,083,863	4,551	466,887
James T. Crines	03/17/2014	48,545	—	94.34	03/17/2024
	03/18/2013	64,025	—	73.15	03/18/2023
	03/19/2012	66,255	—	64.13	03/19/2022
	03/16/2011	58,710	—	60.01	03/16/2021
	03/16/2010	67,900	—	58.02	03/16/2020
	02/17/2009	77,900	—	39.94	02/17/2019
	02/12/2008	71,250	—	78.53	02/12/2018
	05/01/2007	25,000	—	88.76	05/01/2017
	02/06/2007	37,500	—	83.68	02/06/2017
	03/17/2014							11,545	1,184,402
	03/18/2013					12,087	1,240,005

(1)	Stock options become exercisable 25% per year beginning on the first anniversary of the grant date. Option awards may vest on an accelerated basis after the NEO has held the award for at least one year if the NEO reaches age 60 or retires, or if the NEO’s employment is terminated involuntarily without cause and the NEO signs a general release of claims in favor of the company. To the extent they were not already vested, Mr. Crines’ stock option awards vested following his retirement from the company on July 31, 2015 after approximately 20 years of service with the company.

59

EXECUTIVE COMPENSATION

(2)	The option exercise price is equal to the average of the high and low selling prices of our common stock as reported by the New York Stock Exchange on the date of grant.

(3)	Amounts reported in columns (g) and (h) for Messrs. Dvorak and Crines and Dr. Mazur-Hofsaess represent PRSUs earned based on 2013-2015 performance. The earned PRSUs vest on the third anniversary of the grant date. Amounts reported in columns (g) and (h) for Messrs. Florin, Kleopfer and Williamson represent a special one-time grant of RSUs that will cliff vest on the second anniversary of the grant date and that were granted in return for these NEOs waiving their rights under their Biomet employment agreements to receive change in control cash severance payments if they terminate their employment with us for “good reason” within two years post-closing.

(4)	Market value is calculated by multiplying the number of shares in column (g) or (i), as applicable, by $102.59, the closing price of our common stock as reported by the New York Stock Exchange on December 31, 2015.

(5)	PRSUs reported in column (i) vest in accordance with the schedule set forth below.

Grant Date	Type of Award	Vesting
06/24/2015	PRSU	100% on the third anniversary, contingent upon 2015-2017 performance
03/17/2014	PRSU	100% on the third anniversary, contingent upon 2014-2016 performance

OPTION EXERCISES AND STOCK VESTED IN 2015

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	On Exercise(1)	Acquired on Vesting	on Vesting(2)
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
David C. Dvorak	—	—	53,603	6,345,062
Daniel P. Florin	—	—	—	—
Katarzyna Mazur-Hofsaess	—	—	5,377	636,907
Stuart G. Kleopfer	—	—	—	—
Daniel E. Williamson	—	—	—	—
James T. Crines	51,000	1,745,419	19,252	2,278,895

(1)	Value realized is calculated on the basis of the difference between the exercise price and the closing price of our common stock as reported by the New York Stock Exchange on the date of exercise, multiplied by the number of shares of common stock underlying the options exercised.

(2)	Value realized is calculated by multiplying the closing price of our common stock on the New York Stock Exchange on the date of vesting by the number of shares of common stock that vested.

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PENSION BENEFITS IN 2015

			Present Value
		Number of Years	of Accumulated
		Credited Service	Benefit(2)
Name	Plan Name(1)	(#)	($)
(a)	(b)	(c)	(d)
David C. Dvorak	RIP	14.135	710,167
	BEP/RIP	14.135	5,588,535
Daniel P. Florin	N/A	—	—
Katarzyna Mazur-Hofsaess(3)	SVE	5.877	121,260
	JJS	5.877	1,019,618
Stuart G. Kleopfer	N/A	—	—
Daniel E. Williamson	N/A	—	—
James T. Crines	RIP	20.387	1,090,056
	BEP/RIP	20.387	3,747,457	(4)

(1)	The full name of the plan referred to as the RIP is the Zimmer Biomet Holdings, Inc. Retirement Income Plan. The full name of the plan referred to as the BEP/RIP is the Restated Benefit Equalization Plan of Zimmer Biomet Holdings, Inc. and its Subsidiary or Affiliated Corporations Participating in the Zimmer Biomet Holdings, Inc. Retirement Income Plan or the Zimmer Puerto Rico Retirement Income Plan. The full name of the plan referred to as SVE is the Sulzer Vorsorgeeinrichtung. The full name of the plan referred to as JJS is the Johann Jakob Sulzer Stiftung.

(2)	The accumulated benefit is the benefit to which the NEO would be entitled had he terminated employment on December 31, 2015 and elected to commence his benefit at the earliest age at which he would receive an unreduced benefit, assuming he had met the eligibility conditions, payable as a monthly benefit for as long as he lived. The expected benefit payments are discounted using interest and mortality assumptions to produce the present value of the accumulated benefit as of December 31, 2015. With respect to the RIP, the assumed interest rate is 4.39% and the mortality assumption is based on the RP-2014 Total Healthy Annuitant Mortality Table rolled back to 2006 and projected with Mortality Improvement Scale MP-2015. With respect to the BEP/RIP, the assumed interest rates are 1.82% for the first 5 years, 4.12% for the next 15 years and 5.01% for years above 20 and the mortality assumption is based on the 2016 IRS mortality table.

(3)	The accumulated benefit is the benefit to which Dr. Mazur-Hofsaess would be entitled had she terminated employment on December 31, 2015 and elected to commence her benefit at the earliest age at which she would receive an unreduced benefit, assuming she had met the eligibility conditions, payable as a monthly benefit for as long as she lived, with 60% of her benefit continuing to her surviving spouse following her death. The expected benefit payments are discounted using interest and mortality assumptions to produce the present value of the accumulated benefit as of December 31, 2015. The assumed interest rate is 1.10% and the mortality assumption is based on the BVG 2010 Mortality Table. The reported amounts represent the portion of the accumulated benefits attributable to company contributions.

(4)	Mr. Crines retired on July 31, 2015. He will receive this amount from the BEP/RIP in 2016.

Narrative Discussion

The following narrative describes the retirement plans our NEOs participated in during 2015.

Retirement Income Plan. The RIP covers all non-union U.S. employees who had become participants prior to September 2, 2002. Messrs. Dvorak and Crines are the only NEOs who were participants in the RIP at December 31, 2015. We pay the entire cost of the RIP. Participants cannot make contributions to the RIP.

Benefits under the RIP are determined based upon the following factors:

●	Final average compensation which is equal to the average of the highest five consecutive years of pension compensation during the 10 years immediately prior to the participant’s date of termination. For benefit accruals after December 31, 2019, compensation earned after December 31, 2019 will not be included in the determination of the final average compensation.

●	Pension compensation is equal to the participant’s annualized base salary plus regular incentive award payments received during the year.
●	Pension compensation is limited to $265,000 for 2015. This limit increases annually by inflation.
●	Years of service include service earned while an employee of our former parent company. Service is capped at 40 years.
●	Estimated Social Security benefit payable at age 65.
●	Value of retirement benefits that will be paid from our former parent company’s retirement plan.

The retirement benefit payable at age 65 equals (1) 2% times final average compensation times years of service less (2) estimated Social Security benefit divided by 70 times years of service less (3) value of retirement benefits payable to the participant from our former parent company’s retirement plan.

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EXECUTIVE COMPENSATION

Years of service in column (c) of the above table excluding service with our former parent company would be 14.135 years for Mr. Dvorak and 14.0 years for Mr. Crines.

A participant may commence his retirement benefit prior to age 65. If the benefit commences prior to age 65, it is reduced to recognize that the participant will likely receive the benefit for more years than if he had waited until age 65 to commence the benefit. The reduction in the benefit depends upon the number of years of service the participant has accrued at retirement. The following table sets forth the percentage reduction in the benefit at each year from age 65 down to age 55.

Retirement Age	5 or More Years of Service But Less Than 10	10 or More Years of Service
65	0%	0%
64	10%	0%
63	18%	0%
62	25%	0%
61	32%	0%
60	38%	0%
59	44%	4%
58	48%	8%
57	53%	12%
56	57%	16%
55	60%	20%

A participant may elect between a number of optional forms of annuity payments and, if he retires from active employment, a lump sum distribution of the value of his age 65 benefit. In lieu of the full annuity options, the participant may elect a partial annuity option for the portion of his benefit accrued after December 31, 2002, plus a lump sum distribution of the value of his benefit accrued as of December 31, 2002 (“2002 lump sum”). All full and partial annuity/2002 lump sum optional forms of payment are approximately equal to each other in value.

The RIP is a qualified plan under the Code and is funded entirely by us. We deposit contributions into a trust for the benefit of plan participants. The assets may only be used to pay participants’ retirement benefits and plan expenses.

Benefit Equalization Plan of the Retirement Income Plan. The BEP/RIP supplements the RIP. Like the RIP, the BEP/RIP is available only to non-union U.S. employees hired before September 2, 2002. The plan generally uses the same benefit formula as the RIP described above with the following exceptions:

●	Limitation on compensation is ignored.
●	40 year service limitation is ignored.
●	Regular incentive award payments paid during the year are replaced by regular incentive award payments earned during the year.
●	A participant will receive a lump sum payment of his entire benefit. In accordance with Section 409A of the Code, payments are delayed six months from the date of separation from service.

The participant’s benefit from the BEP/RIP is reduced by the benefit payable from the RIP. The primary purpose of the BEP/RIP is to provide retirement benefits to executives that are comparable, as a percentage of compensation, to benefits provided to employees whose compensation has not been limited by the annual compensation limit under U.S. law.

The BEP/RIP is a “non-qualified plan” under the Code. We do not make contributions for the benefit of the plan participants into a trust. Therefore, when benefits are paid, they are distributed from our general assets. The promise to provide these benefits is limited to our ability to pay the benefits in the event of our bankruptcy or insolvency.

The committee has granted additional years of service in excess of a participant’s actual years of service only twice. None of the NEOs has been granted additional service credit. We do not expect the committee to grant any additional service credit in the future.

U.S. Executives Eligible for Early Retirement. Mr. Crines met the conditions for early retirement with respect to the RIP and the BEP/RIP as of his retirement date of July 31, 2015, as he had reached age 55 and had more than 10 years of service.

Non-U.S. Pension Plans. We maintain a number of pension plans for our employees whose principal place of employment is outside the United States. These pension plans are governed, and in some cases mandated, by the laws of the applicable countries and can vary significantly from plan to plan. Dr. Mazur-Hofsaess participates in two cash balance defined benefit pension plans generally available to all employees in Switzerland, known as the SVE and the JJS. We contribute a percentage

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EXECUTIVE COMPENSATION

of Dr. Mazur-Hofsaess’ pay, which varies by plan, into each of the SVE and the JJS. At the time of her retirement, Dr. Mazur-Hofsaess may elect to receive her account balances in a lump sum payment, partial or full, or in an annuity payment up to a maximum limit, with any residual account balance paid as a lump sum. If Dr. Mazur-Hofsaess terminates employment prior to becoming eligible for retirement benefits, she will receive her account balances in a lump sum payment.

NONQUALIFIED DEFERRED COMPENSATION IN 2015

	Executive	Registrant	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Balance at
	in Last FY(1)	in Last FY(2)	in Last FY(3)	Last FYE(4)(5)
Name	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(f)
David C. Dvorak	1,146,749	35,607	40,846	14,805,725
Daniel P. Florin	—	—	—	—
Katarzyna Mazur-Hofsaess	—	—	—	—
Stuart G. Kleopfer	—	—	—	—
Daniel E. Williamson	—	—	—	—
James T. Crines	6,965	3,134	4,239	318,428

(1)	Amounts shown in this column are or were previously reported in the Summary Compensation Table, as follows:

Amount Reported as
	Amount Reported as Salary	Non-Equity Incentive
	in the Summary Compensation	Compensation in the Summary
	Table of this Proxy	Compensation
	Statement	Table of 2015 Proxy Statement
	($)	($)
Mr. Dvorak	118,689	1,028,061
Mr. Florin	—	—
Dr. Mazur-Hofsaess	—	—
Mr. Kleopfer	—	—
Mr. Williamson	—	—
Mr. Crines	6,965	—

(2)	The amounts shown in this column are reported in the Summary Compensation Table as part of All Other Compensation.

(3)	The amounts shown in this column are not reported as compensation in the Summary Compensation Table as they do not represent above-market or preferential earnings on deferred compensation.

(4)	Of the amounts shown in this column, the following amounts are or were previously reported in the Summary Compensation Table:

Aggregate Amount Reported in the
Summary Compensation Table of this and
prior Proxy Statements
($)
Mr. Dvorak	9,150,377
Mr. Florin	—
Dr. Mazur-Hofsaess	—
Mr. Kleopfer	—
Mr. Williamson	—
Mr. Crines	289,993

(5)	Mr. Crines retired on July 31, 2015 and will receive his account balance in a lump sum payment in 2016.

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EXECUTIVE COMPENSATION

Narrative Discussion

The following is a description of the two plans that allowed NEOs to defer 2015 compensation.

Benefit Equalization Plan of the Zimmer Biomet Holdings, Inc. Savings and Investment Program. The BEP/SIP is a non-qualified plan that supplements the SIP. It provides an opportunity for eligible executives to make pre-tax deferrals once their base pay reaches the maximum compensation limit for tax-qualified plans. A participant may elect to defer under this plan, on a pre-tax basis, up to 30% of base pay in excess of the maximum compensation limit, which was $265,000 for 2015. A participant’s pre-tax savings contribution percentage under this plan will be equal to his total pre-tax and after-tax savings percentage under the SIP as of the beginning of a year and may not be changed during the year. Participants must elect to defer compensation under the BEP/SIP by December 31 of the year preceding the year in which the compensation will be earned. Deferral elections remain in effect for future years unless a participant elects, as of the beginning of a subsequent year, to suspend his deferral election. Participants may also receive company contributions under this plan that they would otherwise forego under the SIP because of U.S. tax law limitations.

The plan does not offer any above-market rates of return. Participants may select from various investment alternatives to serve as the measure of investment earnings on their accounts. Investment alternatives under this plan are the same as those offered under the SIP. During 2015, the investment alternatives included approximately two dozen different mutual funds from a number of different fund families. Our contributions follow the investment direction of participant contributions. Participants may change the investment direction of their existing account balances at any time by contacting the plan administrator. During 2015, the rates of return of the various investment alternatives available under the plan ranged from (13.68%) to 7.94%.

We do not hold contributions to the plan in a trust and, therefore, they may be subject to the claims of our creditors in the event of our bankruptcy or insolvency. When payments come due under the plan, we distribute cash from our general assets. The plan does not permit loans. During employment, the plan permits withdrawals only for extreme financial hardship or unforeseen emergencies. A participant must withdraw all available funds from his SIP account before making a withdrawal from this plan. If a participant makes a withdrawal from this plan, his contributions to the plan will be suspended for the remainder of the year.

Unless a participant elected otherwise, his account balance will be paid in a single lump sum following separation of service. For amounts deferred prior to 2008, a participant may have irrevocably elected, however, prior to the beginning of each year, to defer receipt of the portion of his account balance attributable to that year’s contributions for a period of one to five years following retirement and/or to have that amount paid in equal annual installments following retirement over a period of (1) up to 15 years, (2) the participant’s life expectancy, or (3) the joint life expectancy of the participant and his designated beneficiary. Despite any election that a participant might have made, if the participant terminates employment prior to attaining age 55 with at least ten years of service, or if the participant’s account balance at the time of retirement is $15,000 or less, the participant’s account balance will be paid in a single lump sum following his termination of employment or retirement. In accordance with Section 409A of the Code, payments are delayed six months following a participant’s separation from service.

Executive Performance Incentive Plan. Prior to 2016, the EPIP allowed executives based in the United States to elect to defer, on a pre-tax basis, from 25% to 95% of their annual incentive award. To be effective, a participant must have made the election by December 31 of the year preceding the year in which the annual incentive award was earned.

The plan does not offer any above-market rates of return. Participants may select from various investment alternatives to serve as the measure of investment earnings on their accounts, including an equity index fund and a bond index fund. Participants may change the investment direction of their existing account balances as of January 1 of any year. During 2015, the rates of return of the various investment alternatives available under the plan ranged from (8.77%) to 1.36%.

We do not hold contributions to the plan in a trust and, therefore, they may be subject to the claims of our creditors in the event of our bankruptcy or insolvency. When payments come due under the plan, we distribute cash from our general assets. The plan does not permit loans or withdrawals during employment.

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EXECUTIVE COMPENSATION

Unless a participant elected otherwise, his account balance will be paid in a single lump sum six months after separation of service. For amounts deferred prior to 2008, a participant may have irrevocably elected, prior to the beginning of each year, to defer receipt of the portion of his account balance attributable to that year’s contributions for a period of one to five years following termination of employment and/or to have that amount paid in equal annual installments following termination over a period of (1) up to ten years, (2) the participant’s life expectancy, or (3) the joint life expectancy of the participant and his designated beneficiary.

Our obligation to make payments to a participant will terminate if, after termination of employment, the participant either discloses our confidential information to unauthorized persons or otherwise conducts himself in a manner which the committee determines is contrary to our best interests.

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EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT

The table below reflects the estimated amount of compensation payable to each of the NEOs in the event of his or her termination of employment. The table shows the potential compensation payable to each NEO, as applicable, upon a termination following a change in control, voluntary resignation, retirement, death, disability, company-initiated (with cause) termination and company-initiated (without cause) termination, assuming such termination was effective as of December 31, 2015. With respect to Mr. Crines, who retired on July 31, 2015, the table reflects compensation payable upon retirement. The table excludes certain amounts payable pursuant to plans that do not discriminate in favor of executive officers and that are available generally to all salaried employees. The amounts shown are only estimates of the amounts that would be payable to the NEOs upon termination of employment and do not reflect tax positions we may take or the accounting treatment of such payments. Actual amounts to be paid can only be determined at the time of separation.

	Termination Scenario
Compensation Components	Change in Control($)	Voluntary Resignation($)	Retirement($)	Death($)	Disability($)	Company- Initiated (with Cause($)	Company- Initiated (without Cause)($)
David C. Dvorak
Severance – Salary(1)	2,174,000	—	—	—	—	—	—
Severance – EPIP Award(2)	2,826,200	—	—	—	—	—	—
2015 EPIP Award(3)	1,413,100	—	—	1,349,534	1,349,534	—	1,349,534
Stock Options (accelerated)(4)	5,148,553	—	—	5,148,553	—	—	5,148,553
RSUs (accelerated)(5)	10,628,016	—	—	—	—	—	—
RIP(6)	519,832	519,832	519,832	349,344	519,832	519,832	519,832
Nonqual. Pension & Def. Comp.
BEP/RIP(7)	4,818,461	3,278,534	3,278,534	2,591,980	3,278,534	3,278,534	3,278,534
BEP/SIP(8)	1,973,797	1,973,797	1,973,797	1,973,797	1,973,797	1,973,797	1,973,797
EPIP(9)	12,831,927	12,831,927	12,831,927	12,831,927	12,831,927	12,831,927	12,831,927
Health and Welfare(10)	70,860	—	—	—	—	—	—
Disability(11)	—	—	—	—	8,531,938	—	—
Outplacement(12)	25,000	—	—	—	—	—	—
Daniel P. Florin
Severance - Salary(1)	1,100,000	—	—	—	—	—	2,392,497
Severance – ECIP Award(2)	990,000	—	—	—	—	—	—
2015 ECIP Award(3)	495,000	—	—	261,063	261,063	—	261,063
RSUs (accelerated)(5)	2,598,605	—	—	—	—	—	—
Health and Welfare(10)	45,917	—	—	—	—	—	—
Disability(11)	—	—	—	—	1,193,396	—	—
Outplacement(12)	25,000	—	—	—	—	—	—
Katarzyna Mazur-Hofsaess
Severance – Salary(1)	1,225,648	—	—	—	—	—	—
Severance – ECIP Award(2)	980,519	—	—	—	—	—	—
2015 ECIP Award(3)	490,260	—	—	458,542	458,542	—	458,542
Stock Options (accelerated)(4)	894,018	—	—	894,018	—	—	894,018
RSUs (accelerated)(5)	2,118,996	—	—	—	—	—	—
Swiss Pension Plans(13)
SVE	88,511	88,511	120,371	—	—	88,511	88,511
JJS	744,243	744,243	1,012,140	—	—	744,243	744,243
Health and Welfare(10)	13,886	—	—	—	—	—	—
Outplacement(12)	25,000	—	—	—	—	—	—

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	Termination Scenario
Compensation Components	Change in Control($)	Voluntary Resignation($)	Retirement($)	Death($)	Disability($)	Company- Initiated (with Cause($)	Company- Initiated (without Cause)($)
Stuart G. Kleopfer
Severance – Salary(1)	850,000	—	—	—	—	—	1,789,745
Severance – ECIP Award(2)	680,000	—	—	—	—	—	—
2015 ECIP Award(3)	340,000	—	—	179,297	179,297	—	179,297
RSUs (accelerated)(5)	1,773,986	—	—	—	—	—	—
Health and Welfare(10)	35,715	—	—	—	—	—	—
Outplacement(12)	25,000	—	—	—	—	—	—
Daniel E. Williamson
Severance – Salary(1)	850,000	—	—	—	—	—	1,702,132
Severance – ECIP Award(2)	680,000	—	—	—	—	—	—
2015 ECIP Award(3)	340,000	—	—	179,464	179,464	—	179,464
RSUs (accelerated)(5)	1,550,750	—	—	—	—	—	—
Health and Welfare(10)	45,917	—	—	—	—	—	—
Disability(11)	—	—	—	—	933,089	—	—
Outplacement(12)	25,000	—	—	—	—	—	—
James T. Crines
2015 ECIP Award(3)	—	—	267,717	—	—	—	—
Stock Options (accelerated)(4)	—	—	2,005,668	—	—	—	—
RIP(6)	—	—	1,179,282	—	—	—	—
Nonqual. Pension & Def. Comp.				—	—	—	—
BEP/RIP(7)	—	—	3,747,457	—	—	—	—
BEP/SIP(8)	—	—	318,428	—	—	—	—

(1)	Amount shown in “Change in Control” column represents two times the NEO’s base salary in effect as of December 31, 2015. See the narrative that follows this table for a description of the change in control severance agreements we have with each of the NEOs. In the case of Messrs. Dvorak, Florin, Kleopfer and Williamson, the “Company-Initiated (without Cause)” column excludes severance payable under our severance plan for U.S. employees, which does not discriminate in favor of executive officers and is available generally to all salaried employees. In the case of each of Messrs. Florin, Kleopfer and Williamson, the “Company-Initiated (without Cause)” column includes cash severance that would be payable pursuant to the NEO’s respective employment agreement with Biomet in the event we terminate the NEO’s employment without “Cause” (as defined in the agreement) within two years of the Biomet merger. In the case of Dr. Mazur-Hofsaess, Swiss law requires the payment of compensation and health and welfare benefits for six months for all termination scenarios other than death. Because these government-mandated benefits do not discriminate in favor of executive officers and are available generally to all salaried employees, their values are not included in this table.

(2)	Amount represents two times the NEO’s target incentive award opportunity under the annual cash incentive plan for 2015.

(3)	Amount represents the actual amount payable to the NEO under the annual cash incentive plan for 2015 assuming the NEO terminated employment effective December 31, 2015 as a result of the specified termination event.

(4)	Amount represents the value of unvested stock options held by the NEO that would vest as a result of the specified termination event. Value is calculated on the basis of the difference between the exercise price and $102.59, the closing price of our common stock on the New York Stock Exchange on December 31, 2015, multiplied by the number of shares of common stock underlying “in-the-money” options.

(5)	Amount represents the value of unvested RSUs held by the NEO that would vest as a result of the specified termination event. Value is calculated by multiplying the number of unvested RSUs that would vest by $102.59, the closing price of our common stock on the New York Stock Exchange on December 31, 2015.

(6)	U.S.-based employees hired before September 2, 2002 are generally eligible to participate in the RIP. Mr. Dvorak was the only NEO employed by us as of December 31, 2015 who was eligible to participate in the RIP. With respect to Mr. Dvorak, the amount represents the present value of his accumulated benefit commencing at age 65 under the RIP assuming he terminated employment effective December 31, 2015 as a result of the specified termination event. The amount shown in the column captioned “Death” represents the benefit payable upon his death to his surviving spouse. The amount is equal to the retirement benefit payable at age 65, reduced to take into account the greater number of years during which he would have been expected to receive the retirement benefit had he retired on his date of death. The benefit is further reduced to an equivalent value form of annuity that pays a benefit to him for life and pays 50% of this amount upon his death to his surviving spouse for her life. The death benefit value is equal to the present value of 50% of this benefit amount payable to Mr. Dvorak over the life of his surviving spouse. With respect to Mr. Crines, who retired on July 31, 2015, the amount represents the present value of his early retirement benefit under the RIP payable on January 1, 2016.

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EXECUTIVE COMPENSATION

(7)	U.S.-based executives hired before September 2, 2002 are generally eligible to participate in the BEP/RIP. Mr. Dvorak was the only NEO employed by us as of December 31, 2015 who was eligible to participate in the BEB/RIP. With respect to Mr. Dvorak, the amount represents the present value of his accumulated benefit commencing at age 65 under the BEP/RIP assuming he terminated employment effective December 31, 2015 as a result of the specified termination event. See the narrative that follows this table for a description of the additional benefit amount included in the amounts shown in the column captioned “Change in Control” that would be payable in the event of a change in control. The amount shown in the column captioned “Death” represents the benefit payable upon Mr. Dvorak’s death to his surviving spouse. The amount is equal to the retirement benefit payable at age 65, reduced to take into account the greater number of years during which he would have been expected to receive the retirement benefit had he retired on his date of death. The benefit is further reduced to an equivalent value form of annuity that pays a benefit to him for life and pays 50% of this amount upon his death to his surviving spouse for her life. The death benefit value is equal to the present value of 50% of this benefit amount payable to Mr. Dvorak over the life of his surviving spouse. The amounts were determined using interest rates of 1.82% for the first 5 years, 4.12% for the next 15 years, and 5.01% for years above 20. The mortality table is the IRS 2016 mortality table. With respect to Mr. Crines, who retired in July 2015, the amount represents the amount he will receive from the BEP/RIP in 2016.

(8)	U.S.-based executives are generally eligible to participate in the BEP/SIP; however, Messrs. Florin, Kleopfer and Williamson were not eligible to participate in this benefit plan in 2015. Amount represents the NEO’s vested account balance in the BEP/SIP as of December 31, 2015. See “NONQUALIFIED DEFERRED COMPENSATION IN 2015 – Narrative Discussion – Benefit Equalization Plan of the Zimmer Biomet Holdings, Inc. Savings and Investment Program” for more information about this plan, including available forms of payment. Mr. Crines retired in July 2015 and will receive his BEP/SIP account balance in a lump sum payment in 2016.

(9)	Amount represents the balance of the deferred compensation account under the EPIP as of December 31, 2015 for Mr. Dvorak. See “NONQUALIFIED DEFERRED COMPENSATION IN 2015 – Narrative Discussion – Executive Performance Incentive Plan” for more information about this plan, including available forms of payment and material conditions applicable to receipt of payments. Mr. Crines retired in July 2015 and will receive his BEP/SIP account balance in a lump sum payment in 2016.

(10)	Amount represents the estimated cost of health and welfare benefits to be provided to the NEO in the event of a change in control and termination of employment. With respect to Dr. Mazur-Hofsaess, the reported amount also includes estimated automobile-related expenses for the six month statutory notice period under Swiss law.

(11)	U.S.-based executives are generally eligible to participate in our Long-Term Disability Income Plan for Highly Compensated Employees; however, Messrs. Florin, Kleopfer and Williamson were not eligible to participate in the legacy Zimmer long-term disability income plan in 2015. The amount for Mr. Dvorak represents the present value of his benefit under the plan assuming he became disabled effective December 31, 2015. Under the plan as in effect as of that date, a participant would be entitled to a monthly benefit equal to 70% of his monthly base earnings (including salary, the average of the annual incentive earned for the year preceding the date of disability and the target annual bonus for the year in which the disability occurred, and sales commission, as applicable) reduced by the benefits payable under our base long-term disability insurance plan, supplemental insurance plan and certain other sources of income (including social security disability benefits). Benefits would be payable until the earliest of the following: (1) the date the participant ceases to be totally disabled; (2) the date the participant accepts or refuses a job we offer to him at a salary at least equal to that which he was earning immediately prior to becoming disabled; or (3) the participant’s 65th birthday (or a later date if benefits commenced under the plan after the participant reached age 63 ½). The present value was determined by discounting the expected benefit payments using an interest rate of 4.39% and a mortality table for disabled employees. The present value excludes benefits payable under our base long-term disability insurance plan, which does not discriminate in favor of executive officers and is available generally to all salaried employees. The present value does include the benefit payable under the insured, supplemental insurance policy because that benefit is paid for by us, but is not available to all salaried employees. Amounts reported for Messrs. Florin and Williamson represent amounts payable under the legacy Biomet executive individual disability insurance and catastrophic disability plan that continued in effect through December 31, 2015. Mr. Kleopfer did not participant in the legacy Biomet executive individual disability insurance and catastrophic disability plan.

(12)	Amount represents the estimated cost of outplacement services to be provided to the NEO in the event of a change in control and termination of employment.

(13)	With respect to these Swiss pension plans, amounts shown in the “Retirement” column represent the present value of Dr. Mazur-Hofsaess’ accumulated benefit commencing at age 65. For all other termination scenarios, amounts shown represent the value of the cash balance account as of December 31, 2015. Reported amounts are based upon the portion of the accumulated benefit and cash balance account attributable to company contributions.

CHANGE IN CONTROL ARRANGEMENTS

We have entered into change in control severance agreements with each of the NEOs. The agreements provide the NEOs with certain severance benefits following a change in control of us and termination of their employment. The agreements are intended to encourage executives to remain employed with us during a time when their prospects for continued employment following a transaction may be uncertain (since many transactions result in significant organizational changes at the executive level). We choose to provide these agreements to promote a stable executive team and so that executives will remain focused on stockholders’ and customers’ interests during the transition process. To receive the severance benefits provided under the agreements, an executive must sign a general release of any claims against us.

We don’t believe NEOs should receive severance benefits merely because a change in control transaction occurs. Therefore, our agreements have a “double trigger.” This means that severance benefits are provided only upon the occurrence of both a change in control of us and either (1) an involuntary termination of employment or (2) a voluntary termination of employment with “good reason” (as defined in the agreement). If both triggers occur, the NEO would be provided with severance benefits that would include a lump sum payment equal to two times the sum of the NEO’s base salary and target annual incentive award. In addition, the NEO would receive a payout of any unpaid incentive compensation allocated or

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awarded to the NEO for the completed calendar year preceding the date of termination and a pro rata portion to the date of termination of the aggregate value of all contingent incentive compensation awards to the NEO for the current calendar year. If prior to a change in control, the NEO’s employment is terminated without cause at the direction of a person who has entered into an agreement with us, the consummation of which would constitute a change in control, or by the NEO for good reason, the NEO would be entitled to a lump-sum severance payment equal to two times the sum of the NEO’s base salary and the amount of the largest aggregate annual bonus paid to the NEO during the three years immediately prior to the year in which the termination occurred. In addition, the NEO would receive a payout of any unpaid incentive compensation allocated or awarded to the NEO for the completed calendar year preceding the date of termination provided that the performance conditions applicable to such incentive compensation are met and an amount equal to a pro rata portion to the date of termination of the average annual award paid to the NEO under our incentive compensation plans during the three years immediately prior to the year in which the notice of termination was given.

Further, unless otherwise provided for under a written award agreement, (1) all outstanding stock options granted to the NEO would become immediately vested and exercisable, (2) all time-based restrictions on RSUs would immediately lapse, and (3) with respect to performance-based RSUs, the number of units that would be earned would be the greater of (a) the target number, or (b) the number that would have been earned based on actual performance through the date of the change in control. Each U.S.-based NEO would receive a cash amount equal to the unvested portion, if any, of our matching contributions (and attributable earnings) credited to him under the SIP. Mr. Dvorak would also receive the additional benefit to which he would have been entitled had he been fully vested and credited with two additional years of service and age for the purpose of calculating his tax-qualified and nonqualified pension benefits. This additional benefit is included in the amount shown in the above table in the row captioned “BEP/RIP.” Mr. Dvorak would receive a lump-sum payment equal to three times the annual value for life and health (including medical and dental) insurance benefits. All other NEOs would receive a lump-sum payment equal to two times the annual value for life and health (including medical and dental) insurance benefits and any applicable perquisites prior to termination.

Given that none of the NEOs has an employment agreement with us, we have concluded that a constructive termination severance trigger is appropriate to prevent potential acquirers from causing the constructive termination of an NEO’s employment to avoid paying any severance benefits at all. Without a constructive termination trigger, following a change in control, an acquirer could materially demote an NEO, materially reduce his or her salary and reduce or eliminate his or her annual bonus opportunity in order to encourage the NEO to resign voluntarily and thereby avoid paying severance. Thus, our agreements provide certain benefits for NEOs in the event of a voluntary termination for “good reason” (as defined in the agreements).

Under the terms of the agreements we entered into before August 2009, including the agreement with Mr. Dvorak, in the event that any payments made to an NEO in connection with a change in control and termination of employment would be subject to excise tax as excess parachute payments under the Code, we will “gross up” the NEO’s compensation to fully offset such excise taxes provided the payments exceed 110% of the maximum total payment which could be made without triggering the excise taxes. If the aggregate parachute payments exceed such maximum amount but do not exceed 110% of such maximum amount, then the parachute payments would be automatically reduced so that no portion of the parachute payments is subject to excise tax and no gross-up payment would be made. As discussed in the CD&A, after reviewing our change in control severance agreements in light of current market practices and emerging trends, the Compensation and Management Development Committee decided that any change in control severance agreement that we enter into with newly hired or promoted executives after July 2009 will not contain any tax gross-up provisions. Accordingly, our agreement with each of Messrs. Florin, Kleopfer and Williamson and Dr. Mazur-Hofsaess contains no such provisions. Our agreement with Mr. Crines terminated upon his retirement in July 2015.

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NON-COMPETE ARRANGEMENTS

We have entered into Confidentiality, Non-Competition and Non-Solicitation Agreements with each of the NEOs.

Agreements with U.S.-Based NEOs. The agreements with U.S.-based NEOs provide that the NEO is restricted from competing with us for a period of 18 months following termination of employment within a specified territory, which generally includes every country in which we have significant operations. To the extent an NEO is unable to obtain employment consistent with the NEO’s training and education solely because of the provisions of this agreement, the NEO will be eligible to receive, subject to the terms of the agreement: (1) payments equal to the NEO’s monthly base pay at the time of termination for each month of such unemployment through the end of the non-competition period; or (2) to the extent the NEO is able to obtain employment, but solely because of the agreement, the monthly base pay for the replacement employment is less than the NEO’s monthly base pay at the time of termination, payments equal to the difference in monthly base pay for each such month through the end of the non-competition period.

Agreement with Dr. Mazur-Hofsaess. Our agreement with Dr. Mazur-Hofsaess is similar to our agreements with U.S.-based NEOs except that the specified territory in which she is restricted from competing with us is defined as Switzerland, the European Community member states, the European Free Trade Association member states and any other country for which she possesses knowledge of confidential company information.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2015 about our equity compensation plans under which shares of our common stock have been authorized for issuance.

	A		B		C
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)		Weighted-average exercise price of outstanding options, warrants and rights ($)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A)) (#)
Equity compensation
plans approved
by security holders(1)	9,274,502	(2)	$78.73	(3)	7,846,232	(4)(5)(6)(7)
Equity compensation
plans not approved
by security holders(8)	195,596	(9)	N/A	(10)	416,480
Total	9,470,098		$ 78.73		8,262,712

(1)	Consists of the 2009 Plan, the 2006 Stock Incentive Plan (“2006 Plan”), the 2001 Stock Incentive Plan (“2001 Plan”), the TeamShare Stock Option Plan (“TeamShare Plan”), the Stock Plan for Non-Employee Directors, the Restated Deferred Compensation Plan for Non-Employee Directors and the Employee Stock Purchase Plan.

(2)	Includes shares which may be issued pursuant to the following outstanding awards: (a) 43,397 DSUs issued pursuant to the terms of the Restated Deferred Compensation Plan for Non-Employee Directors, as described in footnote 6 below, and (b) 1,300,007 RSUs issued pursuant to the terms of the 2009 Plan, the 2006 Plan and the Stock Plan for Non-Employee Directors (assuming that outstanding PRSUs are earned at the maximum award level).

(3)	Represents the weighted average exercise price of outstanding options. Does not take into consideration outstanding DSUs or RSUs, which, once vested, may be converted into shares of our common stock on a one-for-one basis upon distribution at no additional cost.

(4)	Assumes that outstanding PRSUs are earned at the maximum award level. No shares remain available for future issuance under the 2001 Plan, the TeamShare Plan or the 2006 Plan. After stockholder approval of the 2009 Plan on May 4, 2009, an aggregate of 6,682,573 shares remaining available under the TeamShare Plan and the 2006 Plan were merged into the 2009 Plan, which provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, RSUs, performance units and performance shares. The maximum number of shares of our common stock that may be issued pursuant to awards under the 2009 Plan is equal to the sum of (a) 11,682,573 shares, plus (b) 3,700,000 shares approved by stockholders on May 7, 2013, plus (c) the aggregate number of shares underlying outstanding awards under the TeamShare Plan and the 2006 Plan as of May 4, 2009 that later terminate or expire or are cancelled or forfeited during the term of the 2009 Plan without having been exercised or fully vested; provided, however, that each award of restricted stock, RSUs, performance units and performance shares under the 2009 Plan reduces the number of shares available for grant by two and thirty-seven hundredths (2.37) shares for every one share or unit granted. Between May 4, 2009 and December 31, 2015, an aggregate of 3,627,174 shares underlying outstanding awards under the TeamShare Plan and the 2006 Plan terminated or were cancelled or forfeited without having been exercised or fully vested and became available for issuance under the 2009 Plan. If stockholders vote to adopt the amended 2009 Plan at the annual meeting (see Proposal No. 4), the total number of shares which may be issued under the 2009 Plan will be increased by 10,000,000 shares.

(5)	The Stock Plan for Non-Employee Directors provides for the grant of stock options, restricted stock and RSUs. A maximum of 800,000 shares may be issued pursuant to awards under the plan. As of December 31, 2015, 482,167 shares remained available for future issuance. Of the 800,000 total shares that may be issued, not more than 400,000 shares may be issued pursuant to awards of restricted stock and RSUs. As of December 31, 2015, 103,005 full value awards had been granted and not cancelled under the Stock Plan for Non-Employee Directors, leaving a maximum of 296,995 full value awards that could still be granted under the plan.

(6)	The Restated Deferred Compensation Plan for Non-Employee Directors provides for the mandatory deferral of certain compensation payable to our non- employee directors in the form of DSUs. When amounts are deferred, a director’s deferred compensation account is credited with that number of DSUs equal to the deferral amount divided by the fair market value of a share of our common stock. Such DSUs are payable in shares of our common stock after cessation of the individual’s service as a director. A maximum of 200,000 shares may be issued under the plan. As of December 31, 2015, 130,909 shares remained available for future issuance.

(7)	Includes 2,077,839 shares available for purchase under the Employee Stock Purchase Plan.

(8)	Consists of the Independent Sales Representatives Deferred Annual Final Compensation and Equity Incentive Plan (the “Sales Representative Plan”), which is described below.

(9)	This number is the sum of the actual deferred stock units awarded under the Sales Representative Plan as of December 31, 2015 (193,336) and the number of deferred stock units that would have been awarded (2,260) if all outstanding stock option units as of December 31, 2015 (8,961) were converted into deferred stock units as of December 31, 2015.

(10)	Deferred stock units are converted into shares of our common stock on a one-for-one basis upon distribution at no additional cost, but were acquired as described below.

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The Sales Representative Plan is an unfunded, deferred compensation plan for our independent distributors. A participant may allocate each year’s contribution to his or her account in 10% increments between deferred stock units and a non-interest bearing deferred compensation account. For plan years prior to 2008, participants could also allocate contributions to stock option units. Neither stock option units nor deferred stock units have any dividend or voting rights. A participant’s stock option units will be converted into deferred stock units upon the earlier of (1) the ten-year anniversary of the date of grant of the applicable stock option unit, or (2) the date of the termination of the participant’s distributor agreement. Deferred stock units will be converted into shares of common stock on a one-to-one basis upon distribution from the plan. Prior to 2009, participants may have elected to receive distributions of their interest in the plan in annual installments over a period of three to ten years. For amounts deferred after 2008, distributions of participants’ interests in the plan will generally be made in three annual installments. The maximum number of shares that may be issued over the life of the plan is 750,000.

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PROPOSED AMENDMENT OF 2009 STOCK INCENTIVE PLAN

PROPOSAL 4 – Approval of the Amended 2009 Stock Incentive Plan

In February 2016, the Board approved proposed amendments to the 2009 Plan and directed that the amended plan be submitted to stockholders for approval at the annual meeting.

Proposed Changes

The 2009 Plan as proposed to be amended includes the following changes:

●	increases the number of shares available for issuance pursuant to awards under the plan by 10.0 million shares;
●	extends the term of the plan to May 31, 2024; and
●

adds a provision that allows the Compensation and Management Development Committee to require the cancellation, forfeiture or repayment of an award in the event that a participant engages in conduct that is deemed detrimental to the interests of the company.

The copy of the 2009 Plan included in this proxy statement as Appendix B is marked to show all of the proposed amendments to the plan.

The Board Recommends a Vote FOR Approval of the Amended 2009 Stock Incentive Plan.

Purpose and Available Shares Analysis

The purpose of the 2009 Plan is to promote the success and enhance the value of the company by linking the personal interests of our employees to those of our stockholders and by providing employees with long-term incentives for outstanding performance. The 2009 Plan is further intended to provide flexibility for us to motivate, attract and retain the services of employees who will be largely responsible for our long-term performance, growth and financial success. As discussed in the CD&A, the Compensation and Management Development Committee seeks to utilize our executive compensation programs effectively to drive the long-term financial performance of the company and align executives’ interests with those of stockholders through equity-based incentives and stock ownership guidelines that facilitate a culture of ownership. The committee believes that when the actual pay of the executives is dependent upon our financial and stock price performance, the interests of the executives are better aligned with those of our stockholders.

At its meeting in February 2016, the committee reviewed the fact that the number of shares remaining available for future grants under the 2009 Plan, which was approximately 5.2 million shares as of December 31, 2015, would likely be insufficient to make awards of equity-based compensation after 2017 having the same value that typically have been awarded as part of annual grants to our executives and other employees during prior years. Under the plan’s current fungible share pool design, 2.37 shares are subtracted from the available share pool for every RSU granted, and one share is deducted for every stock option granted.

In setting the number of additional shares to be available for issuance under the amended 2009 Plan, subject to stockholder approval, we reviewed a preliminary assessment based on Institutional Shareholder Services Inc.’s (“ISS”) methodology for evaluating equity compensation plan proposals and considered the following:

●	Our three-year average burn rate (a measure of our use of equity compensation) as of December 31, 2015 was well below the 2015 ISS-prescribed allowable cap applicable to our industry.
●

The cost of our equity compensation program expressed in terms of ISS’s “shareholder value transfer” was lower than the allowable cap that ISS has applied to us based on our industry and company-specific factors.

●

The number of shares subject to outstanding awards under existing equity grants (commonly referred to as the “overhang”) as of December 31, 2015 was approximately 9.5 million shares, representing approximately 4.8% of our outstanding shares of common stock as of March 4, 2016.

●

Over the last three fiscal years (2013-2015), we have repurchased approximately 14.7 million shares of our common stock, representing approximately 7.4% of our shares outstanding as of March 4, 2016, which reduces the dilution attributable to our equity grants.

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PROPOSED AMENDMENT OF 2009 STOCK INCENTIVE PLAN

Based on these considerations, an additional 10.0 million shares are being proposed to be made available for issuance under the 2009 Plan, which the committee believes represents an appropriate increase at this time.

Considering that awards under the 2009 Plan will be subject to the discretion of the committee, and the fact that, if the amended 2009 Plan is approved by stockholders, full-value awards, such as RSUs, under the plan will reduce the number of shares remaining available for grant by 2.37 shares for each share or unit granted, we cannot calculate the amount and timing of subsequent dilution that may ultimately result from such awards. It also is not possible to predict with complete accuracy the number of years over which the shares available for future grants, including the additional shares to be made available pursuant to the amendments to the 2009 Plan, will be utilized. If approximately the same number of shares granted in 2015 is awarded in 2016 and future years, we believe that the number of shares available under the 2009 Plan, following amendment, would be sufficient for grants through 2020. This could change based on actual award activity, which is in the discretion of the committee.

As discussed above and in the CD&A, the committee believes that the ability to provide equity compensation to our executives and other employees has been, and will continue to be, essential to our ability to continue to attract, retain and motivate talented employees. The committee believes that equity-based compensation is a key feature of a competitive compensation program. Further, equity-based compensation awards help align our employees’ interests with those of our stockholders.

Administration

The 2009 Plan is administered by the Board of Directors through its Compensation and Management Development Committee, which is composed entirely of independent directors who are intended to meet the criteria of “outside director” under Code Section 162(m) and “non-employee director” under Section 16 of the Exchange Act. The committee selects the employees who receive awards, the form of those awards and all terms and conditions of the awards. The committee also certifies the level of attainment of performance targets.

Eligibility; Forms of Awards

Awards may be granted only to employees of the company, including its subsidiaries and affiliates. The number of employees eligible to participate in the 2009 Plan is approximately 17,000. The committee may grant incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, RSUs, performance units and performance shares under the 2009 Plan.

Shares Authorized; Fungible Share Pool

If the amended 2009 Plan is approved by stockholders, the total number of shares which may be issued under the plan would be increased by 10.0 million shares. The number of shares available for awards under the 2009 Plan would be equal to the sum of the following: (1) 18,700,000 shares, plus (2) 6,682,573 shares (the aggregate number of shares that remained available for issuance under the 2006 Plan and the TeamShare Plan (collectively, the “Prior Plans”) as of the effective date of the 2009 Plan), and (3) the aggregate number of shares underlying outstanding awards under the Prior Plans as of the effective date of the 2009 Plan that terminate or expire or are cancelled or forfeited during the term of the 2009 Plan without having been exercised or fully vested.

Each option or stock appreciation right granted under the 2009 Plan reduces the number of shares available for grant by one share for every one share granted. Each award granted under the 2009 Plan that may result in the issuance of our common stock, other than an option or stock appreciation right, reduces the number of shares available for grant by 2.37 shares for every one share granted.

No more than 1,000,000 shares may be issued pursuant to incentive stock option awards. No individual participant may be granted, in any single calendar year, stock options and/or stock appreciation rights to purchase more than 500,000 shares of common stock, and no individual participant may be granted, in any single calendar year, restricted stock, RSUs, performance units and/or performance shares representing more than 250,000 shares of common stock.

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PROPOSED AMENDMENT OF 2009 STOCK INCENTIVE PLAN

Qualifying Performance Criteria

Awards of performance shares and performance units will be, and any other type of award (except incentive stock options) in the discretion of the committee may be, contingent upon achievement of qualifying performance criteria. The committee will determine the specific targets for the selected qualifying performance criteria. For awards that are intended to qualify for exemption from the limitation on deductibility imposed by Code Section 162(m), the targets will be established within the required time period. Following the applicable performance period, the committee will determine the extent to which the criteria have been achieved and the corresponding level to which vesting requirements have been satisfied and will certify these determinations in writing.

The qualifying performance criteria will be based on one or more of the following measures: net sales; revenue; gross profit; operating profit; net earnings; earnings per share; profit margin (gross, operating or net); cash flow, net cash flow or free cash flow; acquisition integration synergies; acquisition integration milestone achievements; stock price performance; total shareholder return; internal total shareholder return (derived from operating profit growth and free cash flow yield); expense reduction; debt or net debt reduction; or financial return ratios. These measures may be based on the company as a whole or on a business unit, affiliate or subsidiary, either individually, alternatively or in any combination, as determined by the committee.

Stock Options and Stock Appreciation Rights

Stock options awarded may be either incentive stock options or nonqualified stock options. Options will expire no later than 10 years after the date of grant and may not be exercised prior to one year following the date of grant unless otherwise determined by the committee. The exercise price of stock options may not be less than the fair market value of common stock on the date of grant. The committee may establish other vesting or performance requirements which must be met prior to the exercise of the stock options. Stock options may be granted in tandem with stock appreciation rights.

Restricted Stock and RSU Awards

The committee may also grant shares of restricted stock or RSUs that are subject to the continued employment of the employee and may also be subject to performance criteria at the discretion of the committee. Generally, if the employee’s employment terminates prior to the completion of the specified employment or the attainment of the specified performance goals, the awards will lapse. The committee may provide for a pro-rated attainment of time-based restrictions.

Generally, an award will not vest during a period less than one year following the date of the award unless the committee determines otherwise. During the restriction period, unless the committee determines otherwise, an employee who holds restricted stock will be entitled to vote the shares and to receive cash dividends, if any are declared. Cash dividends paid with respect to restricted stock that is subject to the satisfaction of targets for qualifying performance criteria will be retained by us during the restriction period and will be subject to the same restrictions as the underlying restricted stock. An employee who holds RSUs will have none of the rights of a stockholder until the restriction period has ended and shares of common stock have been issued.

Long-Term Performance Awards

The committee may grant performance units or performance shares. Performance units entitle the employee to receive a specified dollar value, variable under conditions specified in the award, if the performance objectives specified in the award are achieved and other terms and conditions are satisfied. Performance shares entitle the employee to receive a specified number of shares of common stock, or the equivalent cash value, if the objectives specified in the award are achieved and other terms are satisfied.

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Adjustments

The number, class and price of stock options and other awards are subject to appropriate adjustment in the event of certain changes in our common stock, including stock dividends, stock splits, recapitalizations, reorganizations, corporate separation or division, consolidations, split-ups, combinations or exchanges of shares and similar transactions.

Change in Control

Unless the committee otherwise expressly provides in the agreement relating to an award, in the event an employee’s employment with us terminates pursuant to a qualifying termination (as defined in the 2009 Plan) during the three-year period following a change in control (as defined in the 2009 Plan): (1) all of the employee’s outstanding options will become immediately fully vested and exercisable and (2) all time-based restrictions imposed under awards of restricted stock and RSUs will immediately lapse.

If we undergo a change in control during the award period applicable to an award that is subject to the achievement of performance criteria, unless the committee otherwise expressly provides in the agreement relating to an award, the number of shares or units deemed earned will be the greater of (1) the target number of shares or units specified in the employee’s award agreement or (2) the number of shares or units that would have been earned by applying the qualifying performance criteria specified in the award agreement to our actual performance from the beginning of the applicable award period to the date of the change in control.

In addition, in the event of a change in control, the committee may (1) determine that outstanding options will be assumed by, or replaced with comparable options by, the surviving corporation and that outstanding awards will be converted to similar awards of the surviving corporation, or (2) take such other actions with respect to outstanding options and awards as the committee deems appropriate.

Amendment of the Plan

The Board of Directors may amend or suspend the 2009 Plan at any time and from time to time; provided, however, that, except in connection with a corporate transaction involving us (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding awards may not be amended, without stockholder approval, to reduce the exercise price of outstanding options or stock appreciation rights or to cancel outstanding options or stock appreciation rights in exchange for cash, other awards, or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights; and provided, further, that the Board shall submit for stockholder approval any amendment (other than an amendment pursuant to the adjustment provisions described above) required to be submitted for stockholder approval by law, regulation or applicable stock exchange requirements or that otherwise would: (1) increase the maximum stock award levels described above; (2) reduce the price at which stock options may be granted to below fair market value on the date of grant; (3) extend the term of the plan; or (4) change the class of persons eligible to be participants.

Employees Based Outside the U.S.

The 2009 Plan provides that the committee may modify the terms and conditions of awards granted to employees who are based outside the U.S. in order to comply with provisions of laws in other countries in which we operate or have employees.

Plan Benefits

The grant of awards under the 2009 Plan is entirely within the discretion of the committee. It is currently not possible for us to determine the benefits or amounts that will be awarded in the future under the plan. The closing price of our common stock on March 4, 2016 was $99.29. See “Plan Benefits” below for a description of awards made under the plan in 2015.

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U.S. Federal Income Tax Consequences

The U.S. federal income tax consequences arising with respect to awards granted under the 2009 Plan will depend on the type of the award. The following provides only a general description of the application of federal income tax laws to certain awards under the 2009 Plan (as discussed within this section, as proposed to be amended). This discussion is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to employees, as the consequences may vary with the types of awards made, the method of payment or settlement and other factors. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws. You should review Appendix B, which includes the 2009 Plan as proposed to be amended.

From the employees’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash or delivery of actual shares of common stock (for example, upon exercise of nonqualified stock options). Future appreciation on shares of common stock held beyond the ordinary income recognition event will be taxable at the long-term or short-term capital gains rates when the shares of common stock are sold (depending on how long the shares were held). We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the employee, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the employee.

Exceptions to these general rules may arise under the following circumstances: (1) if shares of common stock transferred in exchange for performance of services, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment-, service-, or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses (unless the employee makes a special election to ignore the risk of forfeiture); (2) if an employee is granted an option that qualifies as an “incentive stock option,” no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of common stock acquired upon exercise of such option are (a) held more than the longer of one year from the date of exercise and two years from the date of grant and (b) at all times during the period beginning on the date of the granting of the option and ending on the day three months before the date of exercise, the grantee remained an employee of us, one of our subsidiaries or a corporation “issuing or assuming a stock option in a transaction to which Code Section 424 (a) applies”; (3) we will not be entitled to a tax deduction for compensation attributable to awards granted to certain of our most highly compensated executive officers, if and to the extent such compensation does not qualify as “performance-based compensation” under Code Section 162(m), and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1,000,000; and (4) an award may be taxable to the employee at 20 percentage points above ordinary income tax rates at the time it becomes vested, plus interest at the underpayment rate plus one percentage point, even if that is prior to the delivery of the cash or common stock in settlement of the award, if the award constitutes “deferred compensation” under Code Section 409A, and the requirements of Code Section 409A are not satisfied.

Code Section 162(m) generally disallows a publicly held corporation’s tax deduction for non-performance based compensation paid to certain of its most highly compensated executive officers in excess of $1,000,000 in any year. Compensation that qualifies as performance-based compensation is excluded from the $1,000,000 deductibility cap and therefore remains fully deductible. We intend that options and stock appreciation rights granted at the fair market value of the common stock on the date of grant will qualify as performance-based compensation. Performance shares, performance units, restricted stock and RSUs granted under the 2009 Plan will only qualify as performance-based compensation when the committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of Code Section 162(m).

The 2009 Plan provides that we have the right to require the recipient of any award under the 2009 Plan to pay to us an amount necessary for us to satisfy our obligation to pay the minimum required federal, state or local income tax, Federal Insurance Contribution Act tax, social insurance tax or other required withholding amount applicable to the employee with respect to such award. We may, to the extent permitted by law, withhold from other amounts payable to the employee an amount necessary to satisfy these obligations. Unless the committee determines otherwise, an employee may satisfy the withholding obligation by having shares retained or by delivering shares having a value sufficient to cover such obligations.

Incorporation by Reference

The above description is only a summary of the 2009 Plan as proposed to be amended and is qualified in its entirety by reference to the full text, a copy of which is included in this proxy statement as Appendix B.

77

PROPOSED AMENDMENT OF 2009 STOCK INCENTIVE PLAN

PLAN BENEFITS

The following table sets forth the awards received by or allocated to the persons and groups listed under the 2009 Plan in 2015.

Name and Position	Number of securities underlying nonqualified stock options granted	Number of securities underlying all other awards granted(1)
David C. Dvorak, President and CEO	157,433	34,137
Daniel P. Florin, Senior VP and CFO	83,962	25,330
Katarzyna Mazur-Hofsaess, President, EMEA	62,976	6,827
Stuart G. Kleopfer, President, Americas	41,985	17,292
Daniel E. Williamson, Group President, Joint Reconstruction	41,985	15,116
James T. Crines, Former EVP, Finance and CFO(2)	—	—
All current executive officers as a group	575,178	128,156
All current directors who are not executive officers as a group	—	—
All employees, including all current officers who are not executive officers, as a group	1,141,293	250,205

(1)	PRSUs are counted at the target award level.

(2)	Mr. Crines retired on July 31, 2015.

78   Zimmer Biomet

OWNERSHIP OF OUR STOCK

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of January 4, 2016 by each non-employee director, each of the executives named in the Summary Compensation Table and all directors and executive officers as a group.

Beneficial Owner	Common Stock Beneficially Owned(1)
	Total Shares Owned(2)	Shares Acquirable in 60 Days(3)	Deferred Share Units(3)	Percent of Class
(a)	(b)	(c)	(d)	(e)
Non-Employee Directors
Christopher B. Begley	3,104	—	3,104	*
Betsy J. Bernard	13,693	7,658	6,035	*
Paul M. Bisaro	2,055	—	2,055	*
Gail K. Boudreaux	3,000	—	3,000	*
Michael J. Farrell	1,060	—	1,060	*
Larry C. Glasscock(4)	28,205	15,884	9,345	*
Robert A. Hagemann	14,891	9,036	5,855	*
Arthur J. Higgins	17,281	9,477	5,904	*
Michael J. Michelson(5)	351	—	351	*
Cecil B. Pickett, Ph.D.	15,372	9,036	6,336	*
Jeffrey K. Rhodes(6)	351	—	351	*
Named Executive Officers
David C. Dvorak	1,474,370	1,240,206	—	*
Daniel P. Florin	50,415	—	—	*
Katarzyna Mazur-Hofsaess	28,670	23,293	—	*
Stuart G. Kleopfer	17,927	—	—	*
Daniel Williamson	14,716	—	—	*
James T. Crines(7)	573,308	517,085	—	*
All directors and executive officers as a group (22 persons)(8)	2,501,264	2,028,599	43,396	1.22%

*	Less than 1.0%

(1)	Unless otherwise noted, shares are owned directly or indirectly with sole voting and dispositive power. None of the shares owned by our directors and executive officers have been pledged as security.

(2)	Includes shares owned directly and indirectly, shares acquirable in 60 days (column (c)) and deferred share units (column (d)).

(3)	A beneficial owner of stock is a person who has sole or shared voting power, meaning the power to control voting decisions, or sole or shared investment power, meaning the power to cause the disposition of the stock. A person is also considered the beneficial owner of shares as to which the person has the right to acquire beneficial ownership (within the meaning of the preceding sentence) within 60 days. For this reason, column (c) includes exercisable stock options, stock options that became exercisable within 60 days after January 4, 2016, shares underlying RSUs that settled within 60 days after January 4, 2016 and vested RSUs held by directors that would be settled in shares of our common stock within 60 days at the discretion of the director (e.g., upon retirement). Similarly, column (d) includes deferred share units held by directors that would be settled in shares of our common stock within 60 days at the discretion of the director. The table does not include stock options or RSUs held by executive officers that vest more than 60 days after January 4, 2016. It also does not include vested RSUs held by directors that are subject to mandatory deferral of settlement until May 2016 or later.

(4)	Total shares owned by Mr. Glasscock include 40 shares held in a trust with respect to which Mr. Glasscock shares voting authority with the trustee.

(5)	Mr. Michelson is an executive of KKR. Certain affiliates of KKR hold 7,529,640 shares of our common stock. Mr. Michelson disclaims beneficial ownership of all of the shares of our common stock that are or may be held or beneficially owned by KKR and any of its affiliates.

(6)	Mr. Rhodes is a partner with TPG Capital, L.P. Certain affiliates of TPG hold 7,351,712 shares of our common stock. Mr. Rhodes disclaims beneficial ownership of all of the shares of our common stock that are or may be held or beneficially owned by TPG and any of its affiliates.

(7)	Mr. Crines retired on July 31, 2015.

(8)	Includes shares owned by Mr. Crines.

79

OWNERSHIP OF OUR STOCK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information concerning each person (including any group) known to us to beneficially own more than 5% of our common stock as of February 24, 2016.(1) Unless otherwise noted, shares are owned directly or indirectly with sole voting and investment power.

Name and Address of Beneficial Owner	Total Number of Shares Owned	Percent of Class(2)
Massachusetts Financial Services Company(3)
111 Huntington Avenue
Boston, MA 02199	15,081,382	7.58%
BlackRock, Inc.(4)
55 East 52nd Street
New York, NY 10055	11,350,530	5.71%

(1)	Except for information pertaining to the percent of shares of common stock held, which is computed based on shares of common stock outstanding as of February 24, 2016, the information in this footnote is based solely on information provided by (a) LVB Acquisition Holding, LLC in a Form 13D/A filed with the SEC on February 9, 2016; (b) KKR Biomet LLC in a Form 13D/A filed with the SEC on February 8, 2016; (c) TPG Group Holdings (SBS) Advisors, Inc. in a Form 13D/A filed with the SEC on February 9, 2016; (d) The Goldman Sachs Group, Inc. in a Form 13D/A filed with the SEC on February 10, 2016; and (e) The Blackstone Group L.P. in a Form 13D/A filed with the SEC on February 12, 2016. On or about February 4, 2016, LVB Acquisition Holding, LLC approved the distribution of all of the shares of our common stock that it then held pro rata to its members, including KKR Biomet LLC and certain funds affiliated with each of The Blackstone Group L.P., Goldman Sachs & Co. and TPG Global, LLC (collectively, the “Original Sponsor Funds”) pursuant to the terms of its limited liability company operating agreement. Following the distribution, each of the Original Sponsor Funds directly held the shares they previously indirectly held through LVB Acquisition Holding, LLC, except for certain fractional shares which were liquidated in connection with the distribution. On February 10, 2016, funds affiliated with The Blackstone Group L.P. sold all of the shares of our common stock that they held, and funds affiliated with Goldman Sachs & Co. sold a portion of the shares of our common stock that they held. Following such sales, KKR Biomet LLC and certain funds affiliated with each of Goldman Sachs & Co. and TPG Global, LLC are hereinafter referred to as the “Remaining Sponsor Funds”. KKR Biomet LLC and certain of its affiliates possess sole power to vote or to direct the vote of, and sole power to dispose or to direct the disposition of, 7,529,640 shares, or approximately 3.79% of our common stock. TPG Group Holdings (SBS) Advisors, Inc. and certain of its affiliates possess shared power to vote or to direct the vote of, and shared power to dispose or to direct the disposition of, 7,351,712 shares, or approximately 3.70% of our common stock. The Goldman Sachs Group, Inc. and certain of its affiliates possess shared power to vote or to direct the vote of, and sole power to dispose or to direct the disposition of, 3,856,694 shares, or approximately 1.94% of our common stock. Collectively, the Remaining Sponsor Funds may be deemed to own approximately 9.43% of our common stock; however, each Remaining Sponsor Fund disclaims beneficial ownership of the shares of common stock held by each of the other Remaining Sponsor Funds. In addition, by virtue of the rights and obligations under a stockholders agreement and a coordination agreement to which they are parties, the Remaining Sponsor Funds and certain of their affiliates may each be deemed to be a member of a “group” for purposes of Section 13(d) of the Exchange Act. However, each Remaining Sponsor Fund expressly disclaims membership in any such group.

(2)	Based on 198,834,321 shares outstanding as of February 24, 2016.

(3)	Based solely on information provided by Massachusetts Financial Services Company (“MFS”) in a Schedule 13G filed with the SEC on February 9, 2016. MFS possesses sole power to vote or to direct the vote of 12,036,647 shares and sole power to dispose or to direct the disposition of 15,081,382 shares.

(4)	Based solely on information provided by BlackRock, Inc. in a Schedule 13G filed with the SEC on January 28, 2016. BlackRock, Inc. possesses sole power to vote or to direct the vote of 9,930,906 shares, shared power to vote or to direct the vote of 1,184 shares, sole power to dispose or to direct the disposition of 11,349,346 shares and shared power to dispose or to direct the disposition of 1,184 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based on our records, we believe that during 2015 all applicable Section 16(a) filing requirements were met.

80   Zimmer Biomet

ADDITIONAL INFORMATION

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1. Why am I receiving these materials?
We have made this proxy statement available to you on the Internet or, upon your request, have delivered a printed version of this proxy statement to you by mail, in connection with the solicitation of proxies by our Board of Directors for use at our 2016 annual meeting of stockholders to be held on Tuesday, May 3, 2016 at 8:00 a.m. Eastern Time, and at any postponement(s) or adjournment(s) thereof. You are receiving this proxy statement because you owned shares of Zimmer Biomet common stock at the close of business on March 4, 2016, and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

2. What am I voting on?
There are four proposals scheduled to be voted on at the annual meeting:

●	Election of directors (Proposal No. 1);
●	Ratification of the appointment of PwC as our independent registered public accounting firm for 2016 (Proposal No. 2);
●	Advisory Say on Pay proposal (Proposal No. 3); and
●	Approval of the amended 2009 Stock Incentive Plan (Proposal No. 4).

3. How does the Board recommend that I vote?
The Board recommends that you vote your shares:

●	“FOR” the election of each of the nominees to the Board (Proposal No. 1);
●	“FOR” ratification of the appointment of PwC as our independent registered public accounting firm for 2016 (Proposal No. 2);
●	“FOR” the Say on Pay proposal (Proposal No. 3); and
●	“FOR” approval of the amended 2009 Stock Incentive Plan (Proposal No. 4).

4. How many votes do I have?
You will have one vote for every share of Zimmer Biomet common stock that you owned at the close of business on March 4, 2016.

5. How many shares are entitled to vote?
There were 198,847,054 shares of Zimmer Biomet common stock outstanding as of March 4, 2016 and entitled to vote. Each share is entitled to one vote.

6. What is the quorum requirement for the annual meeting?
The holders of a majority of the shares entitled to vote at the meeting must be present or represented by proxy at the meeting for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, if you are present and vote in person at the meeting or have voted on the Internet, by telephone or by properly submitting a proxy card or vote instruction form by mail. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

81

ADDITIONAL INFORMATION

7. What is the voting requirement to approve each of the proposals?
The voting requirement for each of the proposals is as follows:

●

Election of directors. Nominees for director must receive a majority of the votes cast in person or by proxy on the election of directors in order to be elected as a director. This means that the number of shares voted “for” a nominee must exceed the number of votes “against” that nominee.

●

Ratification of the appointment of PwC. The affirmative vote of a majority of the shares present in person or by proxy is required to ratify the appointment of PwC as our independent registered public accounting firm.

●

Say on Pay. The affirmative vote of a majority of the shares present in person or by proxy is required to approve the non-binding proposal concerning the compensation of our named executive officers as disclosed in this proxy statement.

●	Approval of amended 2009 Stock Incentive Plan. The affirmative vote of a majority of the votes cast is required to approve the amended 2009 Stock Incentive Plan.

8. What if I vote “abstain”?
A vote to “abstain” on the election of directors will have no effect on the outcome. A vote to “abstain” on the other proposals will have the effect of a vote against.

9. Why did I receive a notice in the mail instead of a full set of proxy materials?
As allowed by SEC rules, we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (“Notice”) to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the notice or request to receive a printed set of the proxy materials. The notice provides instructions on how to access the proxy materials over the Internet or to request a printed copy. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage you to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

10. What is the difference between a stockholder of record and a beneficial owner?
The difference is as follows:

●

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

●

Beneficial Owner. If your shares are held in an account at a brokerage firm, bank, broker dealer, or other nominee, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct the record holder on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.” If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

11. If I am a stockholder of record, how do I vote?
There are four ways to vote:

●	In person. You may vote in person at the annual meeting. We will give you a ballot when you arrive.
●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice or the proxy card.
●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.
●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

82   Zimmer Biomet

ADDITIONAL INFORMATION

12. If I am a beneficial owner, how do I vote?
There are four ways to vote:

●

In person. If you wish to vote in person at the annual meeting, you must obtain a legal proxy from the record holder of your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice or vote instruction form.
●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the vote instruction form.
●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided.

13. Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, except:

●	as necessary to meet applicable legal requirements;
●	to allow for the tabulation and certification of votes; and
●	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to management and the Board.

14. Can I change my vote?
Yes. At any time before your proxy is voted, you may change your vote by:

●	revoking it by written notice to our Corporate Secretary at Zimmer Biomet Holdings, Inc., 345 East Main Street, Warsaw, Indiana 46580;
●	delivering a later-dated proxy (including a telephone or Internet vote); or
●	voting in person at the meeting.

15. How are proxies voted?
All shares represented by valid proxies received prior to the annual meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

16. What happens if a nominee for director declines the nomination or is unable to serve?
If that happens, the persons named as proxies may vote for a substitute nominee designated by the Board to fill the vacancy, or, if no substitute has been nominated, for the remaining nominees, leaving a vacancy, or, the Board may reduce its size. The Board has no reason to believe that any of the nominees will be unable or decline to serve if elected.

17. What happens if I do not give specific voting instructions?
It depends on how your shares are held:

●

Stockholders of Record. In the following situations, the proxy holders will vote your shares in the manner recommended by the Board on proposals presented in this proxy statement and as the proxy holders may determine in their judgment and discretion with respect to any other matters properly presented for a vote at the annual meeting:

●	If, when voting online at www.ProxyVote.com or via mobile.proxyvote.com, you select the “Submit” button without voting on each item individually;
●	If, when voting via the telephone, you elect not to vote on matters individually; and
●	If you sign and return a proxy card without giving specific voting instructions.
●

Beneficial Owners. If you do not provide the record holder of your shares with specific voting instructions, your record holder may vote on the ratification of the appointment of PwC as our independent registered public accounting firm for 2016 (Proposal No. 2). However, your record holder cannot vote your shares without specific instructions on the other matters – the election of directors (Proposal No. 1), the Say on Pay proposal (Proposal No. 3), or approval of the amended

83

ADDITIONAL INFORMATION

2009 Stock Incentive Plan (Proposal No. 4). If your record holder does not receive instructions from you on how to vote your shares on Proposals 1, 3 or 4, your record holder will inform the inspector of election that it does not have the authority to vote on those proposals with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold the annual meeting, but they will not be counted in determining the outcome of the vote.

18. Who will serve as the inspector of election?
A representative from American Stock Transfer & Trust Company will serve as the independent inspector of election.

19. How can I find out the results of the annual meeting?
Preliminary voting results will be announced at the meeting. The final voting results will be tallied by the inspector of election and published in our Current Report on Form 8-K, which we are required to file with the SEC within four business days following the annual meeting.

20. Who is paying for the cost of this proxy solicitation?
We are paying the costs of the solicitation of proxies. We have retained Alliance Advisors LLC to assist in soliciting proxies for a fee of $9,500 plus out-of-pocket expenses. We must also pay brokerage firms and other persons representing beneficial owners of shares held in street name certain fees associated with:

●	forwarding the Notice to beneficial owners;
●	forwarding printed proxy materials by mail to beneficial owners who specifically request them; and
●	obtaining beneficial owners’ voting instructions.

In addition to soliciting proxies by mail, certain of our directors, officers and employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on our behalf.

21. Are there any requirements for attending the annual meeting?
Attendance at the annual meeting is limited to stockholders. Registration will begin at 7:30 a.m. Eastern Time on the date of the meeting, and each stockholder may be asked to present valid picture identification such as a driver’s license or a passport and proof of stock ownership as of March 4, 2016. The use of cell phones, smartphones, pagers, recording and photographic equipment and/or computers is not permitted in the meeting room.

22. Is there a list of stockholders entitled to vote at the annual meeting?
A list of stockholders entitled to vote will be available at the meeting and for ten days prior to the meeting, between the hours of 8:00 a.m. and 5:00 p.m. Eastern Time, at our offices at 345 East Main Street, Warsaw, Indiana. If you would like to view the stockholder list, please contact our Corporate Secretary to schedule an appointment.

23. What is “householding”?
“Householding” is a procedure under which we are delivering a single copy of this proxy statement and our 2015 Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Upon request, we will deliver promptly a separate copy of this proxy statement and our 2015 Annual Report to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy of this proxy statement or the 2015 Annual Report, or to notify us that you wish to receive separate copies in the future, or a single copy if you are currently receiving multiple copies, please contact our Corporate Secretary at Zimmer Biomet Holdings, Inc., 345 East Main Street, Warsaw, Indiana 46580 or by telephone at (574) 267-6131. Stockholders who hold shares in “street name” may contact their brokerage firm, bank, broker dealer or other similar organization to request information about householding.

84   Zimmer Biomet

ADDITIONAL INFORMATION

24. What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2017 annual meeting of stockholders?
It depends on whether the information is to be included in our proxy materials:

●	Requirements for Stockholder Proposals to Be Considered for Inclusion in our Proxy Materials.
●	Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2017 annual meeting of stockholders must be received no later than November 21, 2016.
●	In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.
●	Stockholder proposals must be delivered to our Corporate Secretary by mail at 345 East Main Street, Warsaw, Indiana 46580.
●	Notice Requirements for Director Nominees or Stockholder Proposals to Be Brought Before the 2017 Annual Meeting of Stockholders.
●	Notice of any director nomination or other proposal that a stockholder intends to present at the 2017 annual meeting of stockholders, but does not intend to have included in the proxy statement and form of proxy relating to the 2017 annual meeting of stockholders, must be delivered to our Corporate Secretary by mail at 345 East Main Street, Warsaw, Indiana 46580 not earlier than the close of business on January 3, 2017 and not later than the close of business on February 2, 2017.
●	In addition, the notice must set forth the information required by our Restated By-Laws with respect to each director nomination or other proposal that a stockholder intends to present at the 2017 annual meeting of stockholders. A copy of the by-law provisions may be obtained by contacting our Corporate Secretary.

OTHER MATTERS

We do not know of any other matters that will be considered at the annual meeting. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in their judgment and discretion.

ANNUAL REPORT AND FORM 10-K

Our 2015 Annual Report, containing our Annual Report on Form 10-K, which includes our consolidated financial statements for the year ended December 31, 2015, accompanies this proxy statement but is not a part of our soliciting materials.

Stockholders may obtain, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC, including the financial statements and schedules thereto, without the accompanying exhibits, by writing to: Zimmer Biomet Holdings, Inc., Investor Relations, 345 East Main Street, Warsaw, Indiana 46580. Our Form 10-K is also available online at our website, www.zimmerbiomet.com. A list of exhibits is included in the Form 10-K and exhibits are available from us upon payment to us of the cost of furnishing them.

INCORPORATION BY REFERENCE

The statements in this proxy statement under the captions “AUDIT COMMITTEE MATTERS – AUDIT COMMITTEE REPORT” and “EXECUTIVE COMPENSATION – COMPENSATION COMMITTEE REPORT” do not constitute soliciting material and should not be deemed filed with the SEC or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate them by reference into such filing.

The information on our website, www.zimmerbiomet.com, is not, and should not be deemed to be, a part of this proxy statement, or incorporated into any other filings we make with the SEC.

85

APPENDIX A

Long-Term Incentive Plan Measure (2013 – 2015)

Internal Total Shareholder Return (iTSR)

●	Measured over a 3-year performance period

➢	Uses a fixed multiple set at the start of the performance period

●	Valuation multiple is calculated as Enterprise Value / Operating Profit

➢	Enterprise Value = Market Capitalization + Debt – Cash – Short-Term Investments

●	Adjusted Free Cash Flow is calculated as Operating Cash Flows – Investments + Interest Expense (tax effected)

➢	Investments include capital expenditures on property, plant and equipment, instruments and acquisitions

●	Adjustments are made to Operating Profit and Free Cash Flow for acquisitions over $500M

➢	Acquired operating profit for the portion of the year prior to closing is included

➢	Deal premium and integration costs spread over 3 years to allow time for synergy realization

OP2012	2012 Operating Profit

OP2015	2015 Operating Profit, adjusted for Biomet acquisition (acquisition over $500M)

EV	Enterprise Value as of 12/31/2012

FCF	Adjusted Free Cash Flow for 2013-2015, adjusted for Biomet acquisition (acquisition over $500M)

TSR	Total Shareholder Return

Computation of iTSR ($ in millions)
iTSR = [((OP2015 × (EV ÷ OP2012)) + FCF) ÷ EV] 1/3 – 1
iTSR = [(($2,042 × ($11,704 ÷ $1,047)) + ($6,287)) ÷ $11,704]1/3 – 1
iTSR = 12.2%

Relative TSR Modifier:
S&P 500 Healthcare (Sector)
2013 – 2015 TSR
75th Percentile	33.01%
Median	25.41%
25th Percentile	15.74%
Zimmer Biomet Holdings, Inc.	16.49%
Zimmer Biomet’s Ranking	30th Percentile

Impact of Relative TSR Modifier on Payout Percentage
[(50% – 30%) ÷ (50% – 25%)] × -20%	-16.0%

A-1   Zimmer Biomet

APPENDIX B

ZIMMER BIOMET HOLDINGS, INC.
2009 STOCK INCENTIVE PLAN
(as ~~amended~~Proposed to be Amended on May ~~7, 2013~~
~~and further amended as of June 24, 2015~~3, 2016)

1. General:

(a) Establishment of Plan; Merger of Prior Plans. The Zimmer Holdings, Inc. 2009 Stock Incentive Plan (now known as the Zimmer Biomet Holdings, Inc. 2009 Stock Incentive Plan) (the “Plan”) became effective on May 4, 2009 (the “Effective Date”) as a successor to the Zimmer Holdings, Inc. 2006 Stock Incentive Plan and the Zimmer Holdings, Inc. TeamShare Stock Option Plan (collectively, the “Prior Plans”). The Prior Plans were merged with and into the Plan effective as of the Effective Date, and no additional grants have been made thereafter under the Prior Plans. Outstanding grants under the Prior Plans shall continue in effect according to their terms as in effect before the Plan merger (subject to such amendments as the Committee (defined below) determines, consistent with the Prior Plans, as applicable), and the shares with respect to outstanding grants under the Prior Plans shall be issued or transferred under this Plan.

(b) Effective Date of ~~Amendment~~Amendments. The Plan, as amended, ~~was approved by the Board of Directors on February 22, 2013 and became~~will become effective on May ~~7, 2013~~ 3, 2016 (the “2016 Amendment Effective Date”), upon the affirmative vote of the holders of a majority of the votes cast at the ~~2013~~2016 annual meeting of stockholders. ~~The~~Previously, the Plan was ~~further~~ amended effective as of June 24, 2015 to change the name of the Plan to the Zimmer Biomet Holdings, Inc. 2009 Stock Incentive Plan. Prior to that, the Plan was amended on May 7, 2013 (the “2013 Amendment Effective Date”).

(c) Purpose. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of employees of the Company to those of the Company’s stockholders and by providing employees with long-term incentives for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees who will be largely responsible for the long-term performance, growth and financial success of the Company.

2. Definitions: For purposes of this Plan:

(a) “Affiliate” means any entity in which the Issuer has, directly or indirectly, an ownership interest of at least 20%.

(b) “Associated Option” shall have the meaning set forth in Section 7.

(c) “Award” means an award of options, stock appreciation rights, performance shares, performance units, restricted stock or restricted stock units granted under this Plan.

(d) “Board” or “Board of Directors” means the Board of Directors of the Issuer.

(e) “Change in Control” shall have the meaning set forth in Section 14(d).

(f) “Committee” shall have the meaning set forth in Section 4.

(g) “Current Portion” shall have the meaning set forth in Section 8(a).

(h) “Code” means the Internal Revenue Code of 1986, as amended.

(i) “Common Stock” means the Issuer’s common stock.

(j) “Company” means the Issuer (Zimmer Biomet Holdings, Inc.) and its Subsidiaries and Affiliates.

(k) “Deferred Portion” shall have the meaning set forth in Section 8(a).

(l) “Disability” means total disability as defined by the Company’s group long-term disability insurance policy applicable to participants.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means the average of the high and low sale prices of a share of Common Stock on the New York Stock Exchange composite tape on the date of measurement or on any date as determined by the Committee and, if there were no trades on such date, on the day on which a trade occurred next preceding such date.

(o) “Issuer” means Zimmer Biomet Holdings, Inc.

(p) “Plan” means this Zimmer Biomet Holdings, Inc. 2009 Stock Incentive Plan.

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(q) “Prior Plans” means, collectively, the Zimmer Holdings, Inc. 2006 Stock Incentive Plan and the Zimmer Holdings, Inc. TeamShare Stock Option Plan.

(r) “Qualifying Performance Criteria” shall have the meaning set forth in Section 6(a).

(s) “Qualifying Termination” shall have the meaning set forth in Section 14(e).

(t) “Regulations” shall have the meaning set forth in Section 4(c).

(u) “Restriction Period” shall have the meaning set forth in Section 9(b)(2).

(v) “Retirement” shall mean termination of the employment of an employee with the Company on or after (i) the employee’s 65th birthday or (ii) the employee’s 55th birthday if the employee has completed 10 years of service with the Company. For purposes of this Section 2(v) and all other purposes of this Plan, Retirement shall also mean termination of employment of an employee with the Company for any reason (other than the employee’s death, resignation, willful misconduct or activity deemed detrimental to the interests of the Company) where, on termination, the employee’s attained age (expressed as a whole number) plus completed years of service (expressed as a whole number) plus one (1) equals at least 70 and the employee has completed 10 years of service with the Company and, where applicable, the employee has executed a general release, a covenant not to compete and/or a covenant not to solicit. For purposes of this Plan, an employee’s service with the Company’s former parent, Bristol-Myers Squibb Company, and its subsidiaries and affiliates before August 6, 2001, shall be included as service with the Company, provided that the employee was employed by Bristol-Myers Squibb Company on August 5, 2001 and has been continuously employed by the Company since August 6, 2001.

(w) “Subcommittee” shall have the meaning set forth in Section 4(b).

(x) “Subsidiary” shall mean any corporation which at the time qualifies as a subsidiary of the Issuer under the definition of “subsidiary corporation” in Section 424 of the Code.

(y) “Tax Date” shall have the meaning set forth in Section 13(a).

(z) “Withholding Tax” shall have the meaning set forth in Section 13(c).

3. Shares of Common Stock Subject to the Plan:

(a) Shares Authorized; Share Counting; Fungible Share Pool. Subject to the other provisions of this Section 3, effective as of the 2016 Amendment Effective Date, the total number of shares available for grant as Awards pursuant to this Plan shall be equal to the sum of the following: (i) ~~8~~18,700,000 shares, plus (ii) the aggregate number of shares remaining available for issuance under the Prior Plans as of the Effective Date, and (iii) the aggregate number of shares underlying outstanding awards under the Prior Plans as of the Effective Date that terminate or expire or are cancelled or forfeited during the term of this Plan without having been exercised or fully vested. Substitute or assumed Awards made under Section 19 shall not be considered in applying this limitation. Solely for the purpose of applying the foregoing limitation and subject to the replenishment provisions of Section 3(b) below:

(1) each option or stock appreciation right granted under this Plan shall reduce the number of shares available for grant by one share for every one share granted;

(2) effective as of the 2013 Amendment Effective Date, each Award granted under this Plan that may result in the issuance of Common Stock, other than an option or stock appreciation right, shall reduce the number of shares available for grant by two and thirty-seven hundredths (2.37) shares for every one share granted; and

(3) if Awards are granted in tandem, so that only one of the Awards may actually be exercised, only the Award that results in the greater reduction in the number of shares available for grant shall result in a reduction of the shares so available, and the other Award shall be disregarded.

(b) Shares Again Available.

(1) In the event all or any portion of an Award terminates or expires or is cancelled or forfeited during the term of this Plan without being exercised or fully vested or is settled for cash (collectively, “cancelled awards”), then (A) with respect to options and stock appreciation rights, the shares underlying such cancelled award shall be restored to the Plan on a one-for-one basis and may again be used for Awards under the Plan; and (B) with respect to each Award granted under this Plan that may result in the issuance of Common Stock, other than an option or stock appreciation

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right, effective as of the 2013 Amendment Effective Date, shares underlying such cancelled awards (whether such Awards were granted before or after the 2013 Amendment Effective Date) shall be restored to the Plan at a rate of two and thirty-seven hundredths (2.37) shares for each cancelled share and may again be used for Awards under the Plan.

(2) Notwithstanding anything to the contrary contained herein:

(A) shares that participants tender during the term of this Plan to pay the purchase price of options in accordance with Section 7(b)(5) shall not be added to the aggregate Plan limit described above;

(B) shares that the Company retains or causes participants to surrender to satisfy Withholding Tax requirements in accordance with Section 13 shall not be added to the aggregate Plan limit described above;

(C) shares that are repurchased by the Company using option exercise proceeds shall not be added to the aggregate Plan limit described above;

(D) if a stock appreciation right included in an option in accordance with Section 7(b)(12) is exercised, the number of shares covered by the option or portion thereof which is surrendered on exercise of the stock appreciation right shall be considered issued pursuant to the Plan and shall count against the aggregate Plan limit described above, regardless of whether or not any shares are actually issued to the participant upon exercise of the stock appreciation right; and

(E) shares covered by any stock appreciation right granted in accordance with Section 18, to the extent that it is exercised and settled in Common Stock, and whether or not shares are actually issued to the participant upon exercise of the right, shall be considered issued pursuant to the Plan and shall count against the aggregate Plan limit described above.

(c) Individual Limitation. No individual participant may be granted, in any single calendar year during the term of this Plan, stock options and/or stock appreciation rights to purchase more than 500,000 shares of Common Stock. No individual participant may be granted, in any single calendar year during the term of this Plan, restricted stock, restricted stock units, performance units and/or performance shares representing more than 250,000 shares of Common Stock. Substitute or assumed Awards made under Section 19 shall not be included in applying these limitations.

(d) Maximum Number of Incentive Stock Options. The number of shares of Common Stock with respect to which incentive stock options may be granted shall not exceed 1,000,000 shares during the term of this Plan.

(e) Adjustment. The limitations under Sections 3(a), (c) and (d) are subject to adjustment in number and kind pursuant to Section 12.

(f) Treasury or Market Purchased Shares. Common Stock issued hereunder may be authorized and unissued shares or issued shares acquired by the Company on the market or otherwise.

(g) Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees of the Company prior to such acquisition or combination.

4. Administration: The Plan shall be administered under the supervision of the Board of Directors, which may exercise its powers, to the extent herein provided, through the agency of its Compensation and Management Development Committee (the “Committee”), which shall be appointed by the Board of Directors.

(a) Composition of Committee. The Committee shall consist of not less than two (2) members of the Board who are intended to meet the definition of “outside director” under the provisions of Section 162(m) of the Code and the definition of “non-employee directors” under the provisions of the Exchange Act or rules or regulations promulgated thereunder.

(b) Delegation and Administration. The Committee may delegate to one or more separate committees (any such committee a “Subcommittee”) composed of one or more directors of the Issuer (who may, but need not be, members of the Committee) the ability to grant Awards with respect to participants who are not executive officers of the Company under

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the provisions of the Exchange Act or rules or regulations promulgated thereunder, and such actions shall be treated for all purposes as if taken by the Committee. Any action by any such Subcommittee within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such Subcommittee. The Committee may delegate the administration of the Plan to an officer or officers of the Issuer, and such administrator(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards, to process or oversee the issuance of shares of Common Stock upon the exercise, vesting and/or settlement of an Award, to interpret the terms of Awards and to take such other actions as the Committee may specify, provided that in no case shall any such administrator be authorized to grant Awards under the Plan. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such administrator, provided that the actions and interpretations of any such administrator shall be subject to review and approval, disapproval or modification by the Committee.

(c) Regulations. The Committee, from time to time, may adopt rules and regulations (“Regulations”) for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate. The interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors, be final and conclusive.

(d) Records and Actions. The Committee shall maintain a written record of its proceedings. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee.

5. Eligibility: Awards may be granted only to employees of the Company, including Subsidiaries and Affiliates which become such after the Effective Date. Any director who is not an employee of the Company shall be ineligible to receive an Award under the Plan. The adoption of this Plan shall not be deemed to give any employee any right to an Award, except to the extent and upon such terms and conditions as may be determined by the Committee.

6. Qualifying Performance Criteria: Awards under Section 8 of this Plan shall be, and any other type of Award (other than incentive stock options) in the discretion of the Committee may be, contingent upon achievement of Qualifying Performance Criteria.

(a) Available Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award:

(1) net sales,

(2) revenue,

(3) gross profit,

(4) operating profit,

(5) net earnings,

(6) earnings per share,

(7) profit margin (gross, operating or net),

(8) cash flow, net cash flow or free cash flow,

(9) acquisition integration synergies (measurable savings and efficiencies resulting from integration),

(10) acquisition integration milestone achievements,

(11) stock price performance,

(12) total shareholder return,

(13) internal total shareholder return (derived from operating profit growth and free cash flow yield),

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(14)	expense reduction,

(15)	debt or net debt reduction, and

(16)	financial return ratios (including return on equity, return on assets or net assets, return on capital or invested capital and return on operating profit).

(b) Adjustments. The Committee may adjust any evaluation of performance under a Qualifying Performance Criteria to exclude the effects of any of the following items or events that occurs or otherwise impacts reported results during a performance period: (1) asset write-downs, (2) litigation or claim judgments or settlements, (3) changes in tax law, accounting principles or other such laws or provisions affecting reported results, (4) accruals and expenses associated with reorganization, restructuring and/or transformation programs, (5) acquisition and integration expenses and purchase accounting, (6) share-based payments, and (7) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Issuer’s annual report to stockholders for the applicable year. Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award, the number of shares, stock options, stock appreciation rights, performance shares, performance units, restricted stock, or restricted stock units or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

(c) Establishment and Achievement of Targets. The Committee shall establish the specific targets for the selected Qualified Performance Criteria. For Awards that are intended to qualify for exemption from the limitation on deductibility imposed by Section 162(m) of the Code or any successor provision, the targets shall be established within the required time period. These targets may be set at a specific level or may be expressed as relative to the comparable measure at comparison companies or a defined index. In cases where Qualifying Performance Criteria are established, the Committee shall determine the extent to which the criteria have been achieved and the corresponding level to which vesting requirements have been satisfied or other restrictions are to be removed from the Award or the extent to which a participant’s right to receive an Award should lapse in cases where the Qualifying Performance Criteria have not been met, and shall certify these determinations in writing. The Committee may provide for the determination of the attainment of such targets in installments where it deems appropriate.

7. Stock Options: Stock options under the Plan shall consist of incentive stock options under Section 422 of the Code or nonqualified stock options (options not intended to qualify as incentive stock options), as the Committee shall determine. In addition, the Committee may grant stock appreciation rights in conjunction with an option, as set forth in Section 7(b)(12), or may grant an option in conjunction with an award of performance units or performance shares, as set forth in Section 7(b)(11) (an “Associated Option”).

Each option shall be subject to the following terms and conditions:

(a) Grant of Options. The Committee shall (1) select the employees of the Company to whom options may from time to time be granted, (2) determine whether incentive stock options or nonqualified stock options are to be granted, (3) determine the number of shares to be covered by each option so granted, (4) determine the terms and conditions (not inconsistent with the Plan) of any option granted hereunder (including but not limited to restrictions upon the options, conditions of their exercise (including as to nonqualified stock options, subject to any Qualifying Performance Criteria), or restrictions on the shares of Common Stock issuable upon exercise thereof), (5) determine whether nonqualified stock options or incentive stock options granted under the Plan shall include stock appreciation rights and, if so, the Committee shall determine the terms and conditions thereof in accordance with Section 7(b)(12) hereof, (6) determine whether any nonqualified stock options granted under the Plan shall be Associated Options, and (7) prescribe the form of the instruments necessary or advisable in the administration of options.

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(b) Terms and Conditions of Option. Any option granted under the Plan shall be evidenced by a Stock Option Agreement entered into by the Company and the optionee, in such form as the Committee shall approve, which agreement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan, and in the case of an incentive stock option not inconsistent with the provisions of the Code applicable to incentive stock options, as the Committee shall prescribe:

(1) Number of Shares Subject to an Option. The Stock Option Agreement shall specify the number of shares of Common Stock subject to the Agreement. If the option is an Associated Option, the number of shares of Common Stock subject to such Associated Option shall initially be equal to the number of performance units or performance shares subject to the Award, but one share of Common Stock shall be canceled for each performance unit or performance share paid out under the Award.

(2) Option Price. The purchase price per share of Common Stock purchasable under an option will be determined by the Committee but will be not less than the Fair Market Value of a share of Common Stock on the date of the grant of the option, except as provided in Section 19 relating to assumed or substitute Awards.

(3) Option Period. The period of each option shall be fixed by the Committee, but no option shall be exercisable after the expiration of ten years from the date the option is granted.

(4) Consideration. Unless the Committee determines otherwise, each optionee, as consideration for the grant of an option, shall remain in the continuous employ of the Company for at least one year from the date of the granting of such option, and no option shall be exercisable until after the completion of such one year period of employment by the optionee.

(5) Exercise of Option. The Committee shall determine the time or times at which an option may be exercised in whole or in part during the option period. An option will be deemed exercised when the Company receives written or electronic notice of exercise (in accordance with the Stock Option Agreement) from the person entitled to exercise the option and payment in full of the purchase price and Withholding Taxes (as defined in Section 13 hereof). Payment in full may be made (i) by certified or bank check, (ii) by wire transfer, (iii) by payment through a broker under a cashless exercise program implemented by the Company in connection with the Plan, (iv) in shares of Common Stock owned by the optionee having a Fair Market Value at the date of exercise equal to such purchase price, provided that payment in shares of Common Stock will not be permitted unless at least 100 shares of Common Stock are required and delivered for such purpose, (v) in any combination of the foregoing, or (vi) by any other method that the Committee approves. At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. Delivery of shares for exercising an option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership. Shares of Common Stock used to exercise an option shall have been held by the optionee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the option. No shares shall be issued until full payment therefor has been made. An optionee shall have the rights of a stockholder only with respect to shares of stock that have been recorded on the Company’s books on behalf of the optionee or for which certificates have been issued to the optionee.

Notwithstanding anything in the Plan to the contrary, the Committee may, in its sole discretion, allow the exercise of a lapsed grant if the Committee determines that: (i) the lapse was solely the result of the Company’s inability to execute the exercise of an option Award due to conditions beyond the Company’s control and (ii) the optionee made valid and reasonable efforts to exercise the Award. In the event the Committee makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

(6) Nontransferability of Options. An option or stock appreciation right granted under the Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the optionee’s lifetime, only by the optionee; provided that the Board may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

Notwithstanding the foregoing, the Committee may set forth in a Stock Option Agreement at the time of grant or thereafter, that the options (other than incentive stock options) may be transferred to members of the optionee’s immediate family, to one or more trusts solely for the benefit of such immediate family members and to partnerships

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in which such family members or trusts are the only partners. For this purpose, immediate family means the optionee’s spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of options under this provision will not be effective until notice of such transfer is delivered to the Company.

(7) Termination of Employment Other than by Retirement or Death. If an optionee shall cease to be employed by the Company for any reason (other than termination of employment by reason of Retirement or death) after the optionee shall have been continuously so employed for one year after the granting of the option, or as otherwise determined by the Committee, the option shall be exercisable only to the extent that the optionee was otherwise entitled to exercise it at the time of such cessation of employment with the Company, unless otherwise determined by the Committee. The option shall remain exercisable for three months after such cessation of employment (or, if earlier, the end of the option period), unless the Committee determines otherwise. The Plan does not confer upon any optionee any right with respect to continuation of employment by the Company.

(8) Retirement of Optionee. If an optionee shall cease to be employed by the Company by reason of Retirement after the optionee shall have been continuously employed by the Company for a period of at least one year after the granting of the option, or as otherwise determined by the Committee, all remaining unexercised portion(s) of the option shall immediately vest and become exercisable by the optionee and shall remain exercisable for the remainder of the option period set forth therein, except that, in the case of an incentive stock option, the option shall remain exercisable for three months following Retirement (or, if earlier, the end of the option period).

(9) Death of Optionee. Except as otherwise provided in Section 7(b)(14), in the event of the optionee’s death (i) while in the employ of the Company or (ii) after cessation of employment due to Retirement, the option shall be fully exercisable by the executors, administrators, legatees or distributees of the optionee’s estate, as the case may be, at any time following such death. In the event of the optionee’s death after cessation of employment for any reason other than Retirement, the option shall be exercisable by the executors, administrators, legatees or distributees of the optionee’s estate, as the case may be, at any time during the twelve month period following such death. Notwithstanding the foregoing, unless the Committee determines otherwise, in no event shall an option be exercisable unless the optionee shall have been continuously employed by the Company for a period of at least one year after the option grant, and no option shall be exercisable after the expiration of the option period set forth in the Stock Option Agreement. In the event any option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representatives of the deceased optionee’s estate or the proper legatees or distributees thereof.

(10) No Deferral Feature. No option or stock appreciation right granted under this Plan shall include any feature for the deferral of compensation other than, in the case of an option, the deferral of recognition of income until the later of exercise or disposition of the option under Section 83 of the Code, or the time the stock acquired pursuant to the exercise of the option first becomes substantially vested (as defined in regulations interpreting Section 83 of the Code), or, in the case of a stock appreciation right, the deferral of recognition of income until the exercise of the stock appreciation right.

(11) Long-Term Performance Awards. The Committee may from time to time grant nonqualified stock options under the Plan in conjunction with and related to an award of performance units or performance shares made under a Long-Term Performance Award as set forth in Section 8(b)(11). In such event, notwithstanding any other provision hereof, (i) the number of shares to which the Associated Option applies shall initially be equal to the number of performance units or performance shares granted by the Award, but such number of shares shall be reduced on a one-share-for-one unit or share basis to the extent that the Committee determines, pursuant to the terms of the Award, to pay to the optionee or the optionee’s beneficiary the performance units or performance shares granted pursuant to such Award, and (ii) such Associated Option shall be cancelable in the discretion of the Committee, without the consent of the optionee, under the conditions and to the extent specified in the Award.

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APPENDIX B

(12) Stock Appreciation Rights. In the case of any option granted under the Plan, either at the time of grant or by amendment of such option at any time after such grant, there may be included a stock appreciation right which shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall impose, including the following:

(A) A stock appreciation right shall be exercisable to the extent, and only to the extent, that the option in which it is included is at the time exercisable, and may be exercised within such period only at such time or times as may be determined by the Committee (and in no event after expiration of ten years from the date the option was granted);

(B) A stock appreciation right shall entitle the optionee (or any person entitled to act under the provisions of Section 7(b)(9)) to surrender unexercised the option in which the stock appreciation right is included (or any portion of such option) to the Company and to receive from the Company in exchange therefor that number of shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the value of one share (provided such value does not exceed such multiple of the option price per share as may be specified by the Committee) over the option price per share specified in such option (as determined by the Committee in accordance with Section 7(b)(2)) times the number of shares called for by the option, or portion thereof, which is so surrendered. The Committee shall be entitled to cause the Company to settle its obligation, arising out of the exercise of a stock appreciation right, by the payment of cash equal to the aggregate value of the shares the Company would otherwise be obligated to deliver or partly by the payment of cash and partly by the delivery of shares. Any such election shall be made within 30 business days after the receipt by the Committee of written or electronic notice of the exercise of the stock appreciation right. The value of a share for this purpose shall be the Fair Market Value thereof on the last business day preceding the date of the election to exercise the stock appreciation right;

(C) No fractional shares shall be delivered under this Section 7(b)(12) but in lieu thereof a cash adjustment shall be made;

(D) If a stock appreciation right included in an option is exercised, such option shall be deemed to have been exercised to the extent of the number of shares called for by the option or portion thereof which is surrendered on exercise of the stock appreciation right and no new option may be granted covering such shares under this Plan; and

(E) If an option which includes a stock appreciation right is exercised, such stock appreciation right shall be deemed to have been canceled to the extent of the number of shares called for by the option or portion thereof is exercised and no new stock appreciation rights may be granted covering such shares under this Plan.

(13) Incentive Stock Options. Incentive stock options may only be granted to employees of the Issuer and its Subsidiaries and parent corporations, as defined in Section 424 of the Code. In the case of any incentive stock option granted under the Plan, the aggregate Fair Market Value of the shares of Common Stock (determined at the time of grant of each option) with respect to which incentive stock options granted under the Plan and any other plan of the Issuer or its parent or a Subsidiary which are exercisable for the first time by an employee during any calendar year shall not exceed $100,000 or such other amount as may be required by the Code.

(14) Rights of Transferee. Notwithstanding anything to the contrary herein, if an option has been transferred in accordance with Section 7(b)(6), the option shall be exercisable solely by the transferee. The option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the optionee or optionee’s estate would have been entitled to exercise it if the optionee had not transferred the option. In the event of the death of the optionee prior to the expiration of the right to exercise the transferred option, the period during which the option shall be exercisable will terminate on the date one year following the date of the optionee’s death. In the event of the death of the transferee prior to the expiration of the right to exercise the option, the period during which the option shall be exercisable by the executors, administrators, legatees and distributees of the transferee’s estate, as the case may be, will terminate on the date one year following the date of the transferee’s death. In no event will the option be exercisable after the expiration of the option period set forth in the Stock Option Agreement. The option shall be subject to such other rules as the Committee shall determine.

(15) No Reload. Options shall not be granted under this Plan in consideration for and shall not be conditioned upon the delivery of shares of Common Stock in payment of the option price and/or tax withholding obligation under any other employee stock option.

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APPENDIX B

8. Long-term Performance Awards: Long-term performance awards under the Plan shall consist of the conditional grant of a specified number of performance units or performance shares. The conditional grant of a performance unit to a participant will entitle the participant to receive a specified dollar value, variable under conditions specified in the Award, if the Qualifying Performance Criteria specified in the Award are achieved and the other terms and conditions thereof are satisfied. The conditional grant of a performance share to a participant will entitle the participant to receive a specified number of shares of Common Stock, or the equivalent cash value, as determined by the Committee, if the Qualifying Performance Criteria specified in the Award are achieved and the other terms and conditions thereof are satisfied. Each Award shall be subject to the following terms and conditions:

(a) Grant of Awards. The Committee shall (1) select the employees of the Company to whom Awards under this Section 8 may from time to time be granted, (2) determine the number of performance units or performance shares covered by each Award, (3) determine the terms and conditions of each performance unit or performance share awarded and the award period and performance objectives with respect to each Award, (4) determine the extent to which a participant may elect to defer payment of a percentage of an Award (the “Deferred Portion”) pursuant to the terms of a deferred compensation plan of the Company, (5) determine whether payment with respect to the portion of an Award which has not been deferred (the “Current Portion”) and the payment with respect to the Deferred Portion of an Award shall be made entirely in cash, entirely in Common Stock or partially in cash and partially in Common Stock, (6) determine whether the Award is to be made independently of or in conjunction with a nonqualified stock option granted under the Plan, and (7) prescribe the form of the instruments necessary or advisable in the administration of the Awards.

(b) Terms and Conditions of Award. Any Award conditionally granting performance units or performance shares to a participant shall be evidenced by a Performance Unit Agreement or Performance Share Agreement, as applicable, executed by the Company and the participant, in such form as the Committee shall approve, which agreement shall contain in substance the following terms and conditions applicable to the Award and such additional terms and conditions as the Committee shall prescribe:

(1) Number and Value of Performance Units. The Performance Unit Agreement shall specify the number of performance units conditionally granted to the participant. If the Award has been made in conjunction with the grant of an Associated Option, the number of performance units granted shall initially be equal to the number of shares which the participant is granted the right to purchase pursuant to the Associated Option, but one performance unit shall be canceled for each share of the Issuer’s Common Stock purchased upon exercise of the Associated Option or for each stock appreciation right included in such option that has been exercised. The Performance Unit Agreement shall specify the threshold, target and maximum dollar values of each performance unit and corresponding performance objectives as provided under Section 8(b)(5).

(2) Number and Value of Performance Shares. The Performance Share Agreement shall specify the number of performance shares conditionally granted to the participant. If the Award has been made in conjunction with the grant of an Associated Option, the number of performance shares granted shall initially be equal to the number of shares which the participant is granted the right to purchase pursuant to the Associated Option, but one performance share shall be canceled for each share of the Issuer’s Common Stock purchased upon exercise of the Associated Option or for each stock appreciation right included in such option that has been exercised. The Performance Share Agreement shall specify that each Performance Share will have a value equal to one (1) share of Common Stock.

(3) Award Periods. For each Award, the Committee shall designate an award period with a duration to be determined by the Committee in its discretion, but in no event less than three calendar years, within which specified performance objectives are to be attained. There may be several award periods in existence at any one time and the duration of performance objectives may differ from each other.

(4) Consideration. Each participant, as consideration for the award of performance units or performance shares, shall remain in the continuous employ of the Company for at least one year after the date of the making of such Award, and no Award shall be payable until after the completion of such one year of employment by the participant, except as otherwise determined by the Committee.

(5) Performance Objectives. The Committee shall select the Qualifying Performance Criteria and specific targets for each award period.

(6) Determination and Payment of Performance Units or Performance Shares Earned. As soon as practicable after the end of an award period, the Committee shall determine the extent to which Awards have been earned on the basis of actual performance in relation to the Qualifying Performance Criteria as set forth in the Performance Unit

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Agreement or Performance Share Agreement and certify these results in writing. The Performance Unit Agreement or Performance Share Agreement shall specify that as soon as practicable after the end of each award period, the Committee shall determine whether the conditions of Sections 8(b)(4) and 8(b)(5) hereof have been met and, if so, shall ascertain the amount payable or shares which should be distributed to the participant in respect of the performance units or performance shares. As promptly as practicable after it has determined that an amount is payable or should be distributed in respect of an Award, and within 90 days after the end of the award period, the Committee shall cause the Current Portion of such Award to be paid or distributed to the participant or the participant’s beneficiaries, as the case may be, in the Committee’s discretion, either entirely in cash, entirely in Common Stock or partially in cash and partially in Common Stock. Payment of any Deferred Portion of an Award shall be determined by the terms of the Company deferred compensation plan under which the deferral was elected.

In making payment in the form of Common Stock hereunder, the cash equivalent of such Common Stock shall be determined by the Fair Market Value of the Common Stock on the day the Committee designates the performance units shall be payable.

(7) Nontransferability of Awards and Designation of Beneficiaries. No Award under this Section of the Plan shall be transferable by the participant other than by will or by the laws of descent and distribution, except that a participant may designate a beneficiary pursuant to the provisions hereof. If any participant or the participant’s beneficiary shall attempt to assign the participant’s rights under the Plan in violation of the provisions thereof, the Company’s obligation to make any further payments to such participant or the participant’s beneficiaries shall forthwith terminate.

A participant may name one or more beneficiaries to receive any payment of an Award to which the participant may be entitled under the Plan in the event of the participant’s death, on a form to be provided by the Committee. A participant may change the participant’s beneficiary designation from time to time in the same manner. If no designated beneficiary is living on the date on which any payment becomes payable to a participant’s beneficiary, or if no beneficiary has been specified by the participant, such payment will be payable to the participant’s estate.

(8) Retirement and Termination of Employment Other Than by Death. In the event of the Retirement prior to the end of an award period of a participant who has satisfied the one year employment requirement of Section 8(b)(4) with respect to an Award prior to Retirement, or as otherwise determined by the Committee, the participant, or his estate, shall be entitled to a payment of such Award at the end of the award period, pursuant to the terms of the Plan and the participant’s Performance Unit Agreement or Performance Share Agreement, provided, however, that the participant shall be deemed to have earned that proportion (to the nearest whole unit or share) of the value of the performance units or performance shares granted to the participant under such Award as the number of months of the award period which have elapsed since the first day of the calendar year in which the Award was made to the end of the month in which the participant’s Retirement occurs, bears to the total number of months in the award period, subject to the attainment of performance objectives associated with the Award as certified by the Committee. The participant’s right to receive any remaining performance units or performance shares shall be canceled and forfeited.

Subject to Section 8(b)(6) hereof, the Performance Unit Agreement or Performance Share Agreement shall specify that the right to receive the performance units or performance shares granted to such participant shall be conditional and shall be canceled, forfeited and surrendered if the participant’s continuous employment with the Company shall terminate for any reason, other than the participant’s death or Retirement, prior to the end of the award period, or as otherwise determined by the Committee.

(9) Reserved.

(10) Death of Participant. In the event of the death prior to the end of an award period of a participant who has satisfied the one year employment requirement with respect to an Award under this Section 8 prior to the date of death, or as otherwise determined by the Committee, the participant’s beneficiaries or estate, as the case may be, shall be entitled to a payment of such Award upon the end of the award period, pursuant to the terms of the Plan and the participant’s Performance Unit Agreement or Performance Share Agreement, provided, however, that the participant shall be deemed to have earned that proportion (to the nearest whole unit or share) of the value of the performance units or performance shares granted to the participant under such Award as the number of months of the award period which have elapsed since the first day of the calendar year in which the Award was made to the end of the month in which the participant’s death occurs, bears to the total number of months in the award period. The participant’s right to receive any remaining performance units or performance shares shall be canceled and forfeited.

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APPENDIX B

The Committee may, in its discretion, waive, in whole or in part, such cancellation and forfeiture of any performance units or performance shares.

(11) Grant of Associated Option. If the Committee determines that the conditional grant of performance units or performance shares under the Plan is to be made to a participant in conjunction with the grant of a nonqualified stock option under the Plan, the Committee shall grant the participant an Associated Option under the Plan subject to the terms and conditions of this Section 8(b)(11). In such event, such Award shall be contingent upon the participant’s being granted such an Associated Option pursuant to which: (i) the number of shares the optionee may purchase shall initially be equal to the number of performance units or performance shares conditionally granted by the Award, (ii) such number of shares shall be reduced on a one-share-for-one-unit or share basis to the extent that the Committee determines, pursuant to Section 8(b)(6) hereof, to pay to the participant or the participant’s beneficiaries the performance units or performance shares conditionally granted pursuant to the Award, and (iii) the Associated Option shall be cancelable in the discretion of the Committee, without the consent of the participant, under the conditions and to the extent specified herein and in Section 8(b)(6) hereof.

If no amount is payable in respect of the conditionally granted performance units or performance shares, the Award and such performance units or performance shares shall be deemed to have been canceled, forfeited and surrendered, and the Associated Option, if any, shall continue in effect in accordance with its terms. If any amount is payable in respect of the performance units or performance shares and such units or shares were granted in conjunction with an Associated Option, the Committee shall, within 30 days after the determination of the Committee referred to in the first sentence of Section 8(b)(6), determine, in its sole discretion, either:

(A) to cancel in full the Associated Option, in which event the value of the performance units or performance shares payable pursuant to Sections 8(b)(5) and (6) shall be paid or the performance shares shall be distributed;

(B) to cancel in full the performance units or performance shares, in which event no amount shall be paid to the participant in respect thereof and no shares shall be distributed but the Associated Option shall continue in effect in accordance with its terms; or

(C) to cancel some, but not all, of the performance units or performance shares, in which event the value of the performance units payable pursuant to Sections 8(b)(5) and (6) which have not been canceled shall be paid or the performance shares shall be distributed and the Associated Option shall be canceled with respect to that number of shares equal to the number of conditionally granted performance units or performance shares that remain payable.

Any action taken by the Committee pursuant to the preceding sentence shall be uniform with respect to all Awards having the same award period. If the Committee takes no such action, it shall be deemed to have determined to cancel in full the Award in accordance with clause (B) above.

9. Restricted Stock and Restricted Stock Units: An Award of restricted stock under the Plan shall consist of a grant of shares of Common Stock of the Issuer, the grant, issuance, retention and/or vesting of which is subject to the terms and conditions hereinafter provided. An Award of a restricted stock unit to a participant will entitle the participant to receive a specified number of shares of Common Stock or cash, as determined by the Committee, if the objectives specified in the Award, if any, are achieved and the other terms and conditions thereof are satisfied. Each Award shall be subject to the following terms and conditions:

(a) Grant of Awards: The Committee shall (i) select the employees to whom restricted stock or restricted stock units may from time to time be granted, (ii) determine the number of shares to be covered by each Award granted, (iii) determine the terms and conditions (not inconsistent with the Plan) of any Award granted hereunder, and (iv) prescribe the form of the agreement, legend or other instrument necessary or advisable in the administration of Awards under the Plan.

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APPENDIX B

(b) Terms and Conditions of Awards: Any Award granted under this Section 9 shall be evidenced by a Restricted Stock Agreement or Restricted Stock Unit Agreement entered into by the Issuer and the participant, in such form as the Committee shall approve, which agreement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan as the Committee shall prescribe:

(1) Number of Shares Subject to an Award: The agreement shall specify the number of shares of Common Stock or the number of restricted stock units subject to the Award.

(2) Restriction Period: The period of restriction applicable to each Award (the “Restriction Period”) shall be established by the Committee but may not be less than one year, unless the Committee determines otherwise. The Restriction Period applicable to each Award shall commence on the award date.

(3) Consideration: Each participant, as consideration for the grant of an Award, shall remain in the continuous employ of the Company for at least one year from the date of the granting of such Award, or as otherwise determined by the Committee, and the participant’s right to any shares of restricted stock or restricted stock units covered by such an Award shall be forfeited if the participant does not remain in the continuous employ of the Company for at least one year from the date of the granting of the Award, except as otherwise determined by the Committee.

(4) Restriction Criteria: The Committee shall establish the criteria upon which the Restriction Period shall be based. Restrictions shall be based upon either or both of (i) the continued employment of the participant or (ii) the attainment of one or more Qualifying Performance Criteria.

(c) Terms and Conditions of Restrictions and Forfeitures: The restricted stock or restricted stock units awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(1) During the Restriction Period, the participant will not be permitted to sell, transfer, pledge or assign the Award made under this Section 9.

(2) Except as provided in Section 9(c)(1), or as the Committee may otherwise determine, a participant holding restricted stock shall have all of the rights of a stockholder of the Issuer, including the right to vote the shares and receive dividends and other distributions, provided that cash dividends paid with respect to restricted stock that is subject to the satisfaction of targets for Qualifying Performance Criteria shall be retained by the Company during the Restriction Period and shall be subject to the same restrictions as the underlying restricted stock. In addition, distributions in the form of stock shall be subject to the same restrictions as the underlying restricted stock. A participant holding restricted stock units shall have none of the rights of a stockholder of the Issuer during the Restriction Period.

(3) Unless the Committee shall expressly otherwise provide in the agreement relating to an Award made under this Section 9, in the event of a participant’s Retirement or death prior to the end of the Restriction Period for a participant who has satisfied the one year employment requirement of Section 9(b)(3), all time-based restrictions imposed under such Award shall immediately lapse, but such Award shall continue to be subject to the satisfaction of any targets for Qualifying Performance Criteria set forth in the agreement relating to such Award.

(4) Unless the Committee shall expressly otherwise provide in the agreement relating to an Award made under this Section 9, if during the Restriction Period a participant terminates employment with the Company for any reason other than Retirement or death, the shares covered by a restricted stock Award that are not already vested shall be canceled and forfeited and will be deemed to be reacquired by the Issuer and any restricted stock units still subject to restriction shall be forfeited by the participant.

(5) In cases of special circumstances as determined by the Committee, the Committee may, in its sole discretion when it finds that such an action would be in the best interests of the Company, accelerate or waive in whole or in part any or all remaining time-based restrictions with respect to all or part of a participant’s restricted stock or restricted stock units.

(6) In the event that the participant fails promptly to pay or make satisfactory arrangements as to the Withholding Taxes as provided in Section 13, (i) all shares of restricted stock still subject to restriction shall be forfeited by the participant and will be deemed to be reacquired by the Company; and (ii) all restricted stock units still subject to restriction shall be forfeited by the participant.

(7) A participant may, at any time prior to the expiration of the Restriction Period, waive all rights to receive all or some of the shares covered by or corresponding to an Award by delivering to the Company a written or electronic notice of such waiver.

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APPENDIX B

(8) Notwithstanding the other provisions of this Section 9, the Committee may adopt rules which would permit a gift by a participant holding restricted stock or the benefits of a restricted stock unit, to members of the participant’s immediate family (spouse, parents, children, stepchildren, grandchildren or legal dependants) or to a trust whose beneficiary or beneficiaries shall be either such a person or persons or the participant.

(9) Any attempt to dispose of an Award under this Section 9 in a manner contrary to the restrictions shall be ineffective.

10. Forfeiture of Awards; Recapture of Benefits:

(a) Breach of Restrictive Covenants~~.~~; Violation of Code or Policies. The Committee may, in its discretion, provide in an agreement evidencing any Award that~~,~~ (1) in the event that the participant engages, within a specified period after termination of employment, in certain activity specified by the Committee that is deemed detrimental to the interests of the Company (including, but not limited to, the breach of any non-solicitation and/or non-compete agreements with the Company), ~~the Committee may~~and/or (2) in the event that the participant engages in conduct (which may include a failure to act) that is deemed detrimental to the interests of the Company (including, but not limited to, that which results in a violation of the Company’s Code of Business Conduct and Ethics, policies, procedures or other standards), the Committee may, in its discretion, require the participant to forfeit his or her right to any unvested portion of the Award and, to the extent that any portion of the Award has previously vested, the Committee may require the participant to return to the Company the shares of Common Stock covered by the Award or any cash proceeds the participant received upon the sale of such shares or, in the case of stock appreciation rights, performance units or restricted stock units that are settled in cash, an amount of cash, equal to the amount of any gain realized upon the exercise of or lapsing of restrictions on any Award that occurred within a specified time period.

(b) Other Bases for Forfeiture, Recovery or Other Actions. Awards and any compensation or benefits associated therewith shall be subject to repayment or forfeiture as may be required to comply with (i) any applicable listing standards of a national securities exchange adopted in accordance with Section 10D of the Exchange Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations of the U.S. Securities and Exchange Commission adopted thereunder; (ii) similar rules under the laws of any other jurisdiction; and (iii) any policies adopted by the Company to implement such requirements, all to the extent determined by the Company in its discretion to be applicable to a participant. Any agreement evidencing an Award may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

11. Determination of Breach of Conditions: The determination of the Committee as to whether an event has occurred resulting in a forfeiture or a termination of an Award or any reduction of the Company’s obligations in accordance with the provisions of the Plan shall be conclusive.

12. Adjustment of and Changes in the Common Stock:

(a) Effect of Outstanding Awards. The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided herein or by the Committee, (i) the issuance by the Company of Common Stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations to the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than shares of Common Stock, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to stock options or other Awards theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary or appropriate.

(b) Adjustments. If the outstanding Common Stock or other securities of the Company, or both, for which an Award is then exercisable or as to which an Award is to be settled shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, extraordinary dividend of cash and/or assets, recapitalization, reorganization, corporate separation or division (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend) or any similar event affecting the Common Stock or other securities of the

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APPENDIX B

Company, the Committee shall appropriately and equitably adjust the number and kind of shares or other securities which are subject to this Plan or subject to any Awards theretofore granted, and the exercise or settlement prices of such Awards, so as to maintain the proportionate number of shares of Common Stock or other securities without changing the aggregate exercise or settlement price.

(c) Fractional Shares. No right to purchase fractional shares shall result from any adjustment in stock options or stock appreciation rights pursuant to this Section 12. In case of any such adjustment, the shares subject to the stock option or stock appreciation right shall be rounded down to the nearest whole share.

(d) Assumption of Awards. Any other provision hereof to the contrary notwithstanding (except for Section 12(a)), in the event the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if it is the surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

13. Taxes:

(a) Each participant shall, no later than the Tax Date (as defined below), pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Withholding Tax (as defined below) with respect to an Award, and the Company shall, to the extent permitted by law, have the right to deduct such amount from any payment of any kind otherwise due to the participant. The Company shall also have the right to retain or sell without notice, or to demand surrender of, shares of Common Stock in value sufficient to cover the amount of any Withholding Tax, and to make payment (or to reimburse itself for payment made) to the appropriate taxing authority of an amount in cash equal to the amount of such Withholding Tax, remitting any balance to the participant. For purposes of this paragraph, the value of shares of Common Stock so retained or surrendered shall be the average of the high and low sales prices per share on the New York Stock Exchange composite tape on the date that the amount of the Withholding Tax is to be determined (the “Tax Date”) and the value of shares of Common Stock so sold shall be the actual net sales price per share (after deduction of commissions) received by the Company.

(b) Notwithstanding the foregoing, if the stock options have been transferred, the optionee shall provide the Company with funds sufficient to pay such Withholding Tax. If such optionee does not satisfy the optionee’s tax payment obligation and the stock options have been transferred, the transferee may provide the funds sufficient to enable the Company to pay such taxes. However, if the stock options have been transferred, the Company shall have no right to retain or sell without notice, or to demand surrender from the transferee of, shares of Common Stock in order to pay such Withholding Tax.

(c) The term “Withholding Tax” means the minimum required withholding amount applicable to the participant, including federal, state and local income taxes, Federal Insurance Contribution Act taxes, social insurance contributions, payroll tax, payment on account and any other governmental impost or levy.

(d) The participant shall be entitled to satisfy the obligation to pay any Withholding Tax, in whole or in part, by providing the Company with funds sufficient to enable the Company to pay such Withholding Tax or, unless the Committee determines otherwise, by requiring the Company to retain or to accept upon delivery thereof by the participant shares of Common Stock held by the participant having a Fair Market Value sufficient to cover the amount of such Withholding Tax. Each election by a participant to have shares retained or to deliver shares for this purpose shall be subject to the following restrictions: (i) the election must be in writing and be made on or prior to the Tax Date; (ii) the election must be irrevocable; and (iii) the election shall be subject to the disapproval of the Committee.

14. Change in Control:

(a) Unless the Committee shall otherwise expressly provide in the agreement relating to an Award, in the event a participant’s employment with the Company terminates pursuant to a Qualifying Termination (as defined below) during the three (3) year period following a Change in Control of the Issuer (as defined below):

(1) all outstanding options shall become immediately fully vested and exercisable (to the extent not yet vested and exercisable as of the date of the Qualifying Termination); and

(2) all time-based restrictions imposed under all outstanding Awards of restricted stock and restricted stock units shall immediately lapse.

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APPENDIX B

(b) Unless the Committee shall otherwise expressly provide in the agreement relating to an Award, if the Company undergoes a Change in Control during the award period applicable to an Award that is subject to the satisfaction of any targets for Qualifying Performance Criteria, the number of shares or units deemed earned shall be the greater of (i) the target number of shares or units specified in the participant’s Award agreement or (ii) the number of shares or units that would have been earned by applying the Qualifying Performance Criteria specified in the Award agreement to the Company’s actual performance from the beginning of the applicable award period to the date of the Change in Control.

(c) In addition, in the event of a Change in Control of the Issuer, the Committee may:

(1) determine that outstanding options shall be assumed by, or replaced with comparable options by, the surviving corporation (or a parent or subsidiary of the surviving corporation) and that outstanding Awards shall be converted to similar awards of the surviving corporation (or a parent or subsidiary of the surviving corporation), or

(2) take such other actions with respect to outstanding options and other Awards as the Committee deems appropriate; provided, however, that such actions are compliant with Section 409A of the Code, to the extent applicable.

(d) For purposes of this Plan, a Change in Control shall be deemed to have occurred on the earliest of the following dates:

(1) The date any person (as defined in Section 14(d)(3) of the Exchange Act) shall have become the direct or indirect beneficial owner of twenty percent (20%) or more of the then outstanding common shares of the Issuer;

(2) The date a merger or consolidation of the Issuer with any other corporation is consummated, other than (i) a merger or consolidation which would result in the voting securities of the Issuer outstanding immediately prior thereto continuing to represent at least 75% of the combined voting power of the voting securities of the Issuer or the surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Issuer in which no Person acquires more than 50% of the combined voting power of the Issuer’s then outstanding securities;

(3) The date the stockholders of the Issuer approve a plan of complete liquidation of the Issuer or an agreement for the sale or disposition by the Issuer of all or substantially all of the Issuer’s assets; or

(4) The date there shall have been a change in a majority of the Board of Directors within a two (2) year period beginning after the ~~effective date of the Plan~~Effective Date, unless the nomination for election by the Issuer’s stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the two (2) year period.

(e) For purposes of this Plan provision, a Qualifying Termination shall be deemed to have occurred under the following circumstances:

(1) A Company-initiated termination for reasons other than the employee’s death, Disability, resignation without good cause, willful misconduct or activity deemed detrimental to the interests of the Company, provided the participant executes a general release and, where applicable, a non-solicitation and/or non-compete agreement with the Company; or

(2) The participant resigns with good cause, which includes (i) a substantial adverse alteration in the nature or status of the participant’s responsibilities, (ii) a reduction in the participant’s base salary or levels of entitlement or participation under any incentive plan, award program or employee benefit program without the substitution or implementation of an alternative arrangement of substantially equal value, or (iii) the Company requiring the participant to relocate to a work location more than fifty (50) miles from the participant’s work location prior to the Change in Control.

15. Amendment of the Plan: The Board of Directors may amend or suspend this Plan at any time and from time to time; provided, however, that, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights without stockholder approval;

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APPENDIX B

and provided, further, that the Board of Directors shall submit for stockholder approval any amendment (other than an amendment pursuant to the adjustment provisions of Section 12) required to be submitted for stockholder approval by law, regulation or applicable stock exchange requirements or that otherwise would:

(a)	increase the limitations in Section 3;

(b)	reduce the price at which stock options may be granted to below Fair Market Value on the date of grant;

(c)	extend the term of this Plan; or

(d)	change the class of persons eligible to be participants.

In addition, no such amendment or alteration shall be made which would impair the rights of any participant, without such participant’s consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

16. Miscellaneous:

(a) By accepting any benefits under the Plan, each participant and each person claiming under or through such participant shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken or to be taken or made under the Plan by the Company, the Board, the Committee or any other committee appointed by the Board.

(b) No participant or any person claiming under or through him shall have any right or interest, whether vested or otherwise, in the Plan or in any Award, contingent or otherwise, unless and until all of the terms, conditions and provisions of the Plan and the Agreement that affect such participant or such other person shall have been complied with.

(c) Neither the adoption of the Plan nor its operation shall in any way affect the rights and powers of the Company to dismiss or discharge any employee at any time.

17. Term of the Plan: The Plan shall expire on May 31, ~~2020~~2024, unless suspended or discontinued earlier by action of the Board of Directors. The expiration of the Plan, however, shall not affect the rights of participants under Awards theretofore granted to them, and all Awards shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

18. Employees Based Outside of the United States: Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of Awards granted to employees who are employed outside the United States, (iii) establish subplans, modified option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable, and (iv) grant to employees employed in countries wherein the granting of stock options is impossible or impracticable, as determined by the Committee, stock appreciation rights with terms and conditions that, to the fullest extent possible, are substantially identical to the stock options granted hereunder; provided, however, that in no event shall the exercise price of an option or stock appreciation right be less than the Fair Market Value of a share of Common Stock on the date of grant and provided, further, that in no event shall an option or stock appreciation right be exercisable after the expiration of ten years from the date of grant thereof.

19. Grants in Connection with Corporate Transactions and Otherwise: Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to assume the equity-based awards or make substitute Awards under this Plan to an employee of another corporation who becomes an employee of the Company by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for an award granted by such corporation, or (ii) limit the right of the Company to grant options or make other awards outside of this Plan. The terms and conditions of any substitute or assumed Awards may vary from the terms and conditions required by the Plan. Any substitute or assumed Awards that are made pursuant to this Section 19 shall not count against the limitations provided under Section 3.

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APPENDIX B

20. Governing Law: The validity, construction, interpretation and effect of the Plan and agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Indiana, without giving effect to the conflict of laws provisions thereof. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration.

21. Unfunded Plan: Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate or earmark any cash or other property which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation or earmarking, nor shall the Company or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.

22. Compliance with Other Laws and Regulations: This Plan, the grant and exercise of Awards hereunder, and the obligation of the Issuer to sell, issue or deliver shares of Common Stock under such Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Issuer shall not be required to register in a participant’s name or deliver any shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal, state or local law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent the Issuer is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Issuer’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, the Issuer shall be relieved of any liability with respect to the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. No stock option shall be exercisable and no shares of Common Stock shall be issued and/or transferable under any other Award unless a registration statement with respect to the shares underlying such stock option is effective and current or the Issuer has determined that such registration is unnecessary.

23. Liability of Issuer: The Issuer shall not be liable to a participant or other persons as to (a) the non-issuance or sale of shares of Common Stock as to which the Issuer has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Issuer’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (b) any tax consequence expected, but not realized, by any participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.

24. Compliance with Section 409A of the Code: Notwithstanding any provision of the Plan to the contrary, in the event any Award constitutes or provides for a deferral of compensation within the meaning of Section 409A of the Code, the Award shall comply in all respects with the applicable requirements of Section 409A of the Code; the agreement evidencing the Award shall include all provisions required for the Award to comply with the applicable requirements of Section 409A of the Code; and those provisions of such agreement shall be deemed to constitute provisions of the Plan.

B-17

Corporate and Stockholder Information
Stock Symbol	ZBH
Exchanges	New York Stock Exchange and SIX Swiss Exchange
Shares Outstanding as of March 4, 2016	198,847,054
Headquarters	345 East Main Street, Warsaw, Indiana 46580
Company Website	www.zimmerbiomet.com
Investor Relations Website	http://investor.zimmerbiomet.com
Public Company Since	2001
Transfer Agent and	American Stock Transfer & Trust Co.
Dividend Reinvestment Plan Administrator	www.amstock.com
+1-888-552-8493 (domestic)
+1-718-921-8124 (international)

ZIMMER BIOMET HOLDINGS, INC.
STOCKHOLDER SERVICES
345 EAST MAIN STREET
WARSAW, IN 46580

Vote 24 Hours a Day, 7 Days a Week by Internet, Telephone or Mail

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 2, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 2, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Zimmer Biomet Holdings, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy by Internet or by telephone, please do NOT mail back the proxy card. You can access, view and download this year's Annual Report and Proxy Statement at www.proxyvote.com.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Zimmer Biomet Holdings, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E02627-P73236	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZIMMER BIOMET HOLDINGS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES.
1.	Election of Directors:
	Nominees:		For	Against	Abstain
	1a.	Christopher B. Begley	☐	☐	☐
	1b.	Betsy J. Bernard	☐	☐	☐
	1c.	Paul M. Bisaro	☐	☐	☐
	1d.	Gail K. Boudreaux	☐	☐	☐
	1e.	David C. Dvorak	☐	☐	☐
	1f.	Michael J. Farrell	☐	☐	☐
	1g.	Larry C. Glasscock	☐	☐	☐
	1h.	Robert A. Hagemann	☐	☐	☐
	1i.	Arthur J. Higgins	☐	☐	☐
	1j.	Michael W. Michelson	☐	☐	☐
	1k.	Cecil B. Pickett, Ph.D.	☐	☐	☐
	1l.	Jeffrey K. Rhodes	☐	☐	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.		For	Against	Abstain
2.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2016	☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.		For	Against	Abstain
3.	Advisory vote to approve named executive officer compensation	☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.		For	Against	Abstain
4.	Approve the amended 2009 Stock Incentive Plan	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.

The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is voted, such shares will be voted "FOR" proposals 1, 2, 3 and 4.

☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held May 3, 2016:
The Notice and Proxy Statement and Annual Report/Form 10-K Wrap are available at www.proxyvote.com.

E02628-P73236

ZIMMER BIOMET HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD MAY 3, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David C. Dvorak, Daniel P. Florin and Chad F. Phipps, and each of them, as proxies, with full power of substitution in each of them, for and on behalf of the undersigned, to represent and to vote as proxies, as designated on the reverse side of this form, all the shares of common stock of Zimmer Biomet Holdings, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Conrad Indianapolis, 50 West Washington Street, Indianapolis, Indiana 46204, on Tuesday, May 3, 2016, at 8:00 a.m. Eastern Time, and at any adjournments or postponements thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

When properly executed, your proxy will be voted as you indicate, or where no contrary indication is made, will be voted "FOR" Proposals 1, 2, 3 and 4. The full text of the proposals and position of the Board of Directors on each appears in the Proxy Statement and should be reviewed prior to voting.

IMPORTANT: YOUR VOTE IS IMPORTANT. PLEASE VOTE THESE SHARES TODAY.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on the reverse side